++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+PROSPECTUS & APPLICATION                                                      +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
            [LOGO OF POWER PORTFOLIO VARIABLE ANNUITY APPEARS HERE]
                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                Corporate Office: Two Union Square, P.O. Box 490
                         Seattle, Washington 98111-0490
                                 (206) 625-1755
                Variable Annuity Service Center: 300 Berwyn Park
                             Berwyn, PA 19312-0031

                        GNA VARIABLE INVESTMENT ACCOUNT
                      GROUP DEFERRED VARIABLE ANNUITY AND
                      MODIFIED GUARANTEED ANNUITY CONTRACT
                           Flexible Purchase Payments
                               Non-Participating

The Group Deferred Variable Annuity and Modified Guaranteed Annuity Contract described in this Prospectus ("Contract") is designed to provide annuity pay-ments in connection with either nonqualified retirement plans or plans qualify-ing for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and deferred compensation plans of state and local governments and tax-exempt organizations.

The Contract provides for the accumulation of Certificate Values on a variable and/or fixed basis and the payment of annuity benefits on a fixed basis. The Contract offers up to eighteen investment options: eight variable and ten fixed. The variable portion of the Certificate Value will vary according to the investment performance of the Sub-accounts of GNA Variable Investment Account (the "Separate Account"). The Separate Account is a Separate Account estab-lished by Great Northern Insured Annuity Corporation ("GNA" or the "Company").

The assets of each Sub-Account are invested in shares of two funds (together the "Funds"), GNA Variable Series Trust, a mutual fund having four investment portfolios (the GNA Growth Portfolio, the GNA Value Portfolio, the GNA Govern-ment Portfolio and the GNA Adjustable Rate Portfolio) and Variable Investment Trust, also a mutual fund having four investment portfolios available for in-vestment (the GE Fixed Income Portfolio, the GE International Equity Portfolio, the GE U.S. Equity Portfolio and the GE Money Market Portfolio) (see the accom-panying Prospectuses of the Funds). Fixed Certificate Values may be accumulated under Fixed Guarantee Periods for a specified number of years ranging from one to ten.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CON-TAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES ARE NOT DEPOSITS WITH, OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY ANY BANK OR ANY AFFILIATE THEREOF, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERN-MENT AGENCY.

Additional information about the Contracts and Separate Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incor-porated herein by reference. The Statement of Additional Information is avail-able without charge upon request by writing the Company's Variable Annuity Service Center at the address on the cover of this Prospectus or telephoning 1-800-455-0870. The table of contents for the Statement of Additional Information is included on page 45 of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is November 22, 1995.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
DEFINITIONS .........................   3
SUMMARY .............................   4
FEE TABLE AND EXAMPLE................   6
GENERAL INFORMATION..................   8
 Great Northern Insured Annuity
  Corporation........................   8
 GNA Variable Investment Account ....   8
 The Funds ..........................   8
DESCRIPTION OF THE CONTRACT .........  10
ACCUMULATION PROVISIONS .............  11
 Purchase Payments ..................  11
 Variable Accumulation ..............  11
 Fixed Accumulation .................  12
 Transfers Among Investment Options .  13
 Special Transfer Services...........  14
 Withdrawals ........................  14
 Special Withdrawal Services ........  16
 Telephone Transactions .............  16
 Market Value Adjustment.............  16
 Death Benefit ......................  18
ANNUITY PROVISIONS ..................  19
 General ............................  19
 Annuity Date .......................  19
 Annuity Options.....................  19
 Amount of Fixed Annuity Payments....  19
 Amount of Variable Annuity Payments
  ...................................  20
 Transfers After Annuity Date .......  20
 Death Benefit on or After Annuity
  Date...............................  21
OTHER CONTRACT PROVISIONS ...........  21
 Proof of Age, Sex and Survival .....  21
 Misstatement of Age or Sex..........  21
 Ownership ..........................  21
 Beneficiary ........................  21
 Notices and Elections...............  22
 Amendment of Contract and
  Certificates.......................  22
 Free Look Right.....................  22
 Company Approval ...................  22
CHARGES AND DEDUCTIONS ..............  22
 Withdrawal Charges .................  22
 Administration Charges .............  24

                                      PAGE
                                      ----
 Mortality and Expense Risk Charge .   25
 Taxes .............................   25
FEDERAL TAX MATTERS ................   25
 Introduction ......................   25
 GNA's Tax Status ..................   26
 Tax Status of the Certificate .....   26
 Federal Tax Considerations.........   28
 Qualified Plans ...................   30
INVESTMENTS SUPPORTING THE FIXED
 GUARANTEE PERIODS .................   31
MORE INFORMATION ABOUT GNA .........   32
 History and Business ..............   32
 Selected Financial Data ...........   35
 Management's Discussion and
  Analysis of Financial Condition
  and Results of Operations ........   35
 Investments .......................   39
 Competition .......................   40
 Government Regulation .............   40
 New Accounting Standards ..........   41
EXECUTIVE OFFICERS AND DIRECTORS ...   42
 Executive Compensation ............   43
GENERAL MATTERS ....................   43
 Performance Data...................   43
 Financial Statements...............   44
 Restrictions Under the Texas
  Optional Retirement Program ......   44
 Distribution of Contracts .........   44
 Legal Proceedings .................   44
 Legal Matters .....................   44
 Experts ...........................   44
 Change in Accountants .............   45
 Registration Statements ...........   45
STATEMENT OF ADDITIONAL
 INFORMATION--Table of Contents ....   45
APPENDIX A: State Premium Taxes ....   46
APPENDIX B: Examples of Market Value
 Adjustments .......................   46

The Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institu-tion. The Contract may also be issued to any other organized group acceptable to us, including a trust established for account holders of a broker-dealer or other financial institution.

No person has been authorized to give any information or to make any represen-tation other than that contained in this Prospectus in connection with the of-fer contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Pro-spectus does not constitute an offer of, or solicitation of an offer to ac-quire, any Contracts or interests therein offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solici-tation in such jurisdiction.

Each Participant will be furnished at least once each year prior to his or her Annuity Date a statement showing his or her Certificate Value, the Accumula-tion Values for each Sub-account and the Fixed MGA Account Value. The state-ment will not include financial statements.

2--GNA Variable Investment Account

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

--------------------------------------------------------------------------------


-----------------------------------------
       Power Portfolio Application
             See inside back cover
-----------------------------------------

 --------------------------------------------

     Mail application with purchase
     payments to:

     GNA LOCKBOX
     P.O. BOX 7780-5083
     PHILADELPHIA, PA 19182-5083

     Direct all other correspondence
     to:

     GNA
     VARIABLE ANNUITY SERVICE CENTER
     300 BERWYN PARK
     P.O. BOX 3031
     BERWYN, PA 19312-0031

     To use the AUTOMATIC ASSET
     ALLOCATION OPTION, PLEASE
     COMPLETE THE FORM INCLUDED IN
     THE BROCHURE.

--------------------------------------------

DEFINITIONS

-------------------------------------------------------------------------------

ACCUMULATION UNIT--A unit of measure that is used to calculate the Accumula-tion Value for each Variable Sub-account before the Annuity Date.

ACCUMULATION VALUE--The number of Accumulation Units of a Variable Sub-account credited to a Certificate multiplied by the Accumulation Unit value for that Sub-Account.

ANNUITANT--The person whose age determines the Annuity Date and upon whose continuation of life annuity payments may depend. The Participant is the Annu-itant unless another person designated is living. If there are joint Annuitants, references herein shall mean the two Annuitants, the age of the Annuitant shall refer to the age of the older Annuitant.

ANNUITY DATE--The date on which annuity payments are to start.

ANNUITY PAYMENT OPTION--The method selected by the Participant for annuity payments made by the Company. If the Participant has not selected an Annuity Payment Option, GNA will provide a Fixed Annuity with payments guaranteed for 10 years and for the lifetime of the Annuitant, if the Annuitant lives more than 10 years.

BENEFICIARY--The person to whom payment is to be made on the death of the Par-ticipant (or other appropriate individual).

CERTIFICATE ANNIVERSARY--Each anniversary of the Certificate Date.

CERTIFICATE DATE--The date on which a premium is credited by GNA for a Partic-ipant as shown on the Certificate Schedule.

CERTIFICATE YEAR--The year starting on the Certificate Date or a Certificate Anniversary and ending on the day just prior to the next Certificate Anniver-sary.

CERTIFICATE VALUE--The sum of the Accumulation Values for all Variable Sub-ac-counts and the Fixed MGA Account Value.

CONTRACT--The group deferred variable annuity and modified guaranteed annuity contract offered by this Prospectus.

FIXED MGA ACCOUNT VALUE--The sum of the values in Fixed Guarantee Periods.

FIXED GUARANTEE PERIOD--An account maintained for a Participant corresponding to a specified interest rate and Guarantee Period (from one to ten years) se-lected by the Participant for each allocation to the Fixed MGA Account.

FIXED ANNUITY--An Annuity Payment Option with payments which are predetermined and guaranteed as to dollar amount.

FUNDS--The mutual funds designated as eligible investments for the Separate Account and the Contracts.

GUARANTEE PERIOD--The period of years for which a rate of interest is guaran-teed to be credited to a Fixed Guarantee Period.

NONQUALIFIED CERTIFICATE--A Certificate issued in connection with a Nonquali-fied Plan.

NONQUALIFIED PLAN--A retirement plan not eligible for favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

NOTICE--Information GNA has received and recorded at its Variable Annuity Service Center which is written, signed and dated by the Participant and ac-ceptable by GNA in its sole discretion.

PARTICIPANT--The person, persons or entity participating under the Contract to whom a Certificate has been issued and who is entitled to the rights stated in the Certificate.

PORTFOLIOS--The separate investment portfolios of the Funds designated as eli-gible investments for the Separate Account and the Contracts.

QUALIFIED CERTIFICATE--A Certificate issued in connection with a Qualified
Plan.

QUALIFIED PLAN--A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 or 457 of the Internal Revenue Code.

SEPARATE ACCOUNT--A segregated account of the Company that is not commingled with the Company's general assets and obligations.

                                             GNA Variable Investment Account--3

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

VARIABLE SUB-ACCOUNT(S)--One or more of the Variable Sub-accounts of the Sepa-rate Account. Each Variable Sub-account is invested in shares of a different Portfolio.

VALUATION DATE--Any date on which the New York Stock Exchange is open for trading and the net asset value of a Portfolio is determined.

VALUATION PERIOD--Any period from one Valuation Date to the next, measured from the time on each such date that the net asset value of a Portfolio is de-termined.

WITHDRAWAL VALUE--The amount available for a cash withdrawal, which is the Certificate Value less any withdrawal charge, plus or minus any market value adjustment, taxes or Certificate Maintenance Fee.

SUMMARY

-------------------------------------------------------------------------------

VARIABLE ANNUITY SERVICE CENTER--All communications concerning the Contracts and Certificates should be addressed to the Company's Variable Annuity Service Center at 300 Berwyn Park, Berwyn, PA 19312-0031.

THE CONTRACT--The Contract offered by this Prospectus is a flexible purchase payment group deferred variable annuity and modified guaranteed annuity con-tract. The Contract may be purchased by any employer, entity or other orga-nized group acceptable to GNA. Specific accounts are maintained for each Par-ticipant, and a Certificate is issued to the Participant summarizing his or her rights and benefits under the Contract.

RETIREMENT PLANS--The Contract may be issued pursuant to either Nonqualified Plans or Qualified Plans. (See "FEDERAL TAX MATTERS--Qualified Plans.")

PURCHASE PAYMENTS--The minimum initial purchase payment for which a Certifi-cate may be issued is $2000. Subsequent purchase payments allocated to the Variable Sub-accounts must be at least $500 ($100 for automatic payment plans). Subsequent purchase payments allocated to Fixed Guarantee Periods must be at least $2000. Subsequent purchase payments may be made at any time prior to the Annuity Date. (See "Accumulation Provisions--Purchase Payments.")

INVESTMENT OPTIONS--Purchase payments may be allocated among the eighteen in-vestment options currently available under the Contract: eight Variable Sub-accounts and ten Fixed Guarantee Periods. The Variable Sub-accounts invest in shares of a corresponding Portfolio: the GNA Growth Portfolio, the GNA Value Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio of GNA Variable Series Trust and the GE Fixed Income Portfolio, the GE Inter-national Equity Portfolio, the GE U.S. Equity Portfolio and the GE Money Mar-ket Portfolio of the Variable Investment Trust (see the accompanying Prospec-tuses of the Funds).

The portion of the Certificate Value based on the Variable Sub-accounts will reflect the investment performance of the underlying Portfolios selected. (See "GNA Variable Investment Account.")

Purchase payments of at least $2000 may also be allocated to Fixed Guarantee Periods. GNA guarantees the principal value of purchase payments allocated to a Fixed Guarantee Period and the rate of interest credited thereto for the term of a selected Guarantee Period ranging from one to ten years. Certain withdrawals from the Fixed Guarantee Periods will be subject to a market value adjustment. (See "Accumulation Provisions--Market Value Adjustment.")

TRANSFERS--Prior to the Annuity Date, amounts may be transferred among the Variable Sub-accounts and the Fixed Guarantee Periods. A transfer from a Fixed Guarantee Period may be made only once in each Certificate Year; transfers from a Variable Sub-account in excess of six in any Certificate Year may be subject to a $25 charge. The amount transferred must be at least $1000 or the Participant's entire interest in the Variable Sub-account or Fixed Guarantee Period if the value of such interest is less than $1500. No transfer may be made if it would result in a remaining Accumulation Value or Fixed Guarantee Period Value of less than $500. GNA reserves the right to terminate, suspend or modify the transfer privileges at any time and without Notice. (See "Accu-mulation Provisions--Transfers Among Investment Options.")

4--GNA Variable Investment Account

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

WITHDRAWALS--Prior to the earlier of the Annuity Date or the death of any per-son whose death causes the payment of a death benefit, the Participant may withdraw all or a portion of the Certificate's Withdrawal Value. The With-drawal Value is the Certificate Value less any withdrawal charge, plus or mi-nus any market value adjustment, less any applicable taxes or certificate maintenance charge. The minimum amount of any withdrawal is $1000. For any partial withdrawal, the remaining Accumulation Value for each Variable Sub-account and the remaining value of each Fixed Guarantee Period must be at least $500, and the remaining Certificate Value must be at least $2000.

The Participant may specify the Variable Sub-accounts or Fixed Guarantee Peri-ods from which a partial withdrawal is to be made. In the absence of a speci-fication, the partial withdrawal will be made from each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bear to the Certificate Value. Fixed Guarantee Periods of the same duration shall be considered together for withdrawal purposes and amounts withdrawn shall be taken out on a first-in, first out basis. (See "Accumulation Provi-sions--Withdrawals.")

WITHDRAWAL CHARGE--A withdrawal charge and the certificate maintenance charge may be imposed in connection with a withdrawal. The withdrawal charge is com-puted as a percentage of the purchase payment deemed withdrawn, based on the number of complete years since the purchase payment was made, ranging from 5% for purchase payments made within two years of the withdrawal to 2% for pur-chase payments made within five years of the withdrawal. No withdrawal charge will apply to a withdrawal of purchase payments made five or more years prior to the withdrawal. For purposes of computing the charge, amounts withdrawn will be deemed to be purchase payments in the order made and thereafter any Certificate Value in excess of purchase payments made. (See "CHARGES AND DE-DUCTIONS--Withdrawal Charges.") A withdrawal may be subject to a penalty tax. (See "FEDERAL TAX MATTERS.")

FREE WITHDRAWAL AMOUNT--Each Certificate Year the Participant may withdraw up to 10 percent of the Certificate Value at the time of withdrawal free of the withdrawal charge. This free withdrawal privilege is available only on the first withdrawal made during the Certificate Year. Amounts withdrawn from Fixed Guarantee Periods as part of the free withdrawal are subject to the mar-ket value adjustment. (See "CHARGES AND DEDUCTIONS--Withdrawal Charges.")

MARKET VALUE ADJUSTMENT--Whenever a withdrawal is made from a Fixed Guarantee Period, or an amount is taken from a Fixed Guarantee Period to be applied to effect an annuity, prior to the end of the Guarantee Period, a market value adjustment will be made based on the amount withdrawn.

The market value adjustment GNA makes will depend on the remaining time in the Guarantee Period of the Fixed Guarantee Period from which the amount is to be taken and on the change in the guaranteed interest rates offered by us that has occurred since establishment of the Fixed Guarantee Period.

Because of the market value adjustment provision of the Contract, you bear the investment risk that the guaranteed interest rates GNA offers at the time you make a withdrawal or start receiving annuity payments may be higher than the guaranteed interest rate of the Fixed Guarantee Period from which the amount withdrawn or annuitized is taken with the result that the amount available for you to receive or to have applied to an annuity may be substantially reduced. (See "Accumulation Provisions--Market Value Adjustment.")

OTHER CHARGES--Each year GNA will deduct a Certificate Maintenance Charge of $40. GNA will waive the charge if at the time of the assessment the Certifi-cate Value is $40,000 or greater. GNA will also deduct from the assets of the Separate Account a mortality and expense risk charge and an administration charge at annual rates of 1.25% and .15%, respectively. (See "CHARGES AND DEDUCTIONS.")

DEATH BENEFIT--If the Participant or a non-spouse Joint Participant dies prior to the Annuity Date, GNA will pay to the Beneficiary

                                             GNA Variable Investment Account--5

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

the greater of the Certificate Value or the minimum death benefit as of the Valuation Period in which both due proof of death and a payment election are received by GNA. On the effective date of the Certificate, the minimum death benefit is equal to the initial purchase payment. For each subsequent purchase payment the minimum death benefit is increased by the amount of the payment, and for each withdrawal the minimum death benefit is decreased by the amount (net of withdrawal charges) of the withdrawal. On each "Reset Date," if the then Certificate Value is greater than the minimum death benefit, the minimum death benefit is reset to equal the then Certificate Value. Reset Dates are the fifth Certificate Anniversary and each Certificate Anniversary which is a five-year interval from the fifth Certificate Anniversary.

If the Participant is not a person, the death benefit described above will be paid to the Beneficiary if the Annuitant (or the first to die if joint Annuitants) dies prior to the Annuity Date. If the Participant is a person but is not the Annuitant, the Participant must select a new Annuitant, and if no Annuitant is selected within 30 days of the death of the Annuitant, the Par-ticipant will become the Annuitant. No death benefit is payable on the death of a spouse Joint Participant. If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the Beneficiary under the same method of distribution in force at the date of death. If no Benefi-ciary survives the Annuitant, payment will be made to the Participant. For ad-ditional provisions affecting payment of the death benefit, see "Beneficiary" under "Other Provisions" on page 21. (See "Accumulation Provisions--Death Ben-efit" and "Annuity Provisions--Death Benefit on or After Annuity Date."

ANNUITY PAYMENTS--Under the Contract, only Fixed Annuity Payment Options are available. Periodic annuity payments will begin on the Annuity Date. The Par-ticipant selects the Annuity Date, frequency of payment and annuity payment option. GNA may from time to time make other Annuity Payment Options avail-able, including options on a variable basis. (See "Annuity Provisions.")

FREE-LOOK RIGHT--Within the number of days of receipt of a Certificate as shown on the Certificate Schedule, the Participant may cancel the Certificate by returning it to GNA. (See "Free Look Right" under "Other Contract Provi-sions.")

FEE TABLE AND EXAMPLE

-------------------------------------------------------------------------------

The following table and Example are designed to assist Contract holders and Participants in understanding the various costs and expenses that Participants bear directly and indirectly. The table reflects expenses of the Separate Ac-count and the underlying Portfolios. It does not reflect any market value ad-justment. In addition to the items listed in the following table, premium taxes may be applicable to certain Certificates. The items listed under "Par-ticipant Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Portfolio Annual Expenses" are described in detail in the accompanying Fund Prospectuses to which reference should be made.

PARTICIPANT TRANSACTION EXPENSES

Deferred sales load (as percentage of purchase payments)

 NUMBER OF COMPLETE YEARS    WITHDRAWAL CHARGE
SINCE PURCHASE PAYMENT MADE     PERCENTAGE
---------------------------  -----------------
         0                           5%
         1                           5%
         2                           4%
         3                           3%
         4                           2%
         5+                          0%
Annual Contract Fee               $40/1/

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees..........................................  1.25%
Administration fee--asset based..........................................  0.15%
 Total Separate Account Annual Expenses..................................  1.40%

--------
/1/The certificate maintenance charge is waived if at the time of assessment the Certificate Value is $40,000 or more.


6--GNA Variable Investment Account

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

PORTFOLIO ANNUAL EXPENSES
(as a percentage of Portfolio average net assets)

         GNA                                 TOTAL
   VARIABLE SERIES     MANAGEMENT  OTHER   PORTFOLIO
        TRUST             FEES    EXPENSES  ANNUAL
   ---------------     ---------- -------- ---------
Growth Portfolio          .80%      .30%     1.10%
Adjustable Rate Port.     .40%      .30%      .70%
Value Portfolio           .80%      .30%     1.10%
Government Portfolio      .60%      .30%      .90%

EXAMPLE

A Participant would pay the following expenses on a $1,000 investment, assum-ing 5% annual return on assets, if the Participant surrendered his or her Cer-tificate at the end of the applicable time period:

    GNA VARIABLE
    SERIES TRUST       1 YEAR 3 YEARS
    ------------       ------ -------
Growth Portfolio        $72    $119
Adjustable Rate Port.    68     107
Value Portfolio          72     119
Government Portfolio     70     113

A Participant would pay the following expenses on a $1,000 investment, assum-ing 5% annual return on assets, if the Participant annuitized as provided in the Contract or did not surrender his or her Certificate at the end of the ap-plicable time period:

    GNA VARIABLE
    SERIES TRUST       1 YEAR 3 YEARS
    ------------       ------ -------
Growth Portfolio        $27     $83
Adjustable Rate Port.    23      71
Value Portfolio          27      83
Government Portfolio     25      77

PORTFOLIO ANNUAL EXPENSES
(as a percentage of Portfolio average net assets)

                                           TOTAL
                                         PORTFOLIO
     VARIABLE        MANAGEMENT  OTHER    ANNUAL
 INVESTMENT TRUST       FEES    EXPENSES EXPENSES
 ----------------    ---------- -------- ---------
US Equity Port.         .50%      .30%      .80%
Int.'l Equity Port.     .80%      .40%     1.20%
Fixed Income Port.      .45%      .30%      .75%
Money Market Port.      .25%      .25%      .50%

EXAMPLE

A Participant would pay the following expenses on a $1,000 investment, assum-ing 5% annual return on assets, if the Participant surrendered his or her Cer-tificate at the end of the applicable time period:

     VARIABLE
 INVESTMENT TRUST    1 YEAR 3 YEARS
 ----------------    ------ -------
US Equity Port.       $69    $110
Int.'l Equity Port.    73     122
Fixed Income Port.     68     108
Money Market Port.     66     100

A Participant would pay the following expenses on a $1,000 investment, assum-ing 5% annual return on assets, if the Participant annuitized as provided in the Contract or did not surrender his or her Certificate at the end of the ap-plicable time period:

     VARIABLE
 INVESTMENT TRUST    1 YEAR 3 YEARS
 ----------------    ------ -------
US Equity Port.       $24     $74
Int.'l Equity Port.    28      86
Fixed Income Port.     24      73
Money Market Port.     21      65

For purposes of presenting the foregoing Example, GNA has made certain assump-tions mandated by the Securities and Exchange Commission (the "Commission"). GNA has assumed that there are no exchanges or other transactions and that the "Other Expenses" line item under "Portfolio Annual Expenses" will remain the same. Such assumptions, which are mandated by the Commission in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the Contract and prospective changes in the size of the Portfolio which may oper-ate to change the expenses borne by Participants. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses, and actual expenses borne by Participants may be greater or lesser than those shown.

In addition, for purposes of calculating the values in the above Example, GNA has translated the $40 certificate maintenance charge listed under "Annual Contract Fee" to a 0.12% annual asset charge based on an estimated average Certificate Value of $25,000, with the

                                             GNA Variable Investment Account--7

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

additional assumption that the charge is waived on 25% of all Certificates due to the waiver in place for Certificates with a Certificate Value of $40,000 or greater. This estimate is based on sales information from other types of annu-ities sold by GNA.

                                * * * * * * * *

The above summary is qualified in its entirety by the detailed information ap-pearing elsewhere in this Prospectus and Statement of Additional Information and the accompanying Prospectuses and Statements of Additional Information for the Funds, to which reference should be made. This Prospectus generally de-scribes only the variable aspects of the Contract, except where fixed aspects are specifically mentioned.

GENERAL INFORMATION

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GREAT NORTHERN INSURED ANNUITY CORPORATION

GNA is a stock life insurance company organized under the laws of the State of Washington in 1980. It is a wholly owned subsidiary of General Electric Capi-tal Assurance Company ("GE Capital Assurance"), a wholly owned subsidiary of GNA Corporation which in turn is a wholly owned subsidiary of General Electric Capital Corporation ("GE Capital"). GNA's principal office is located at Two Union Square, Suite 5600, Seattle, Washington. GE Capital, a New York corpora-tion, is a diversified financial services company with assets exceeding $161 billion. GE Capital's subsidiaries consist of commercial and industrial spe-cialized, mid-market and indirect consumer financing businesses. GE Capital's parent, General Electric Company, founded more than 100 years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plas-tics, medical diagnostic equipment and large-size electric power generation equipment.

GNA VARIABLE INVESTMENT ACCOUNT

The Company established the Separate Account in 1981 as a Separate Account un-der Washington law. The income, gains and losses, whether or not realized, from assets of the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of the Separate Account may not be charged with liabilities arising out of any other business of the Company.

The Separate Account is registered with the Commission under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registra-tion under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Separate Account.

There are currently eight Variable Sub-accounts within the Separate Account available under the Contracts: the Growth Sub-account, the Value Sub-account, the Government Sub-account, the Adjustable Rate Sub-account, the International Equity Sub-account, the Fixed Income Sub-account, the U.S. Equity Sub-account and the Money Market Sub-account. The Company reserves the right to add other Sub-accounts, make available other Separate Accounts established by GNA or an affiliated company, eliminate existing Sub-accounts, combine Sub-accounts with other Sub-accounts or other Separate Accounts or transfer assets in one Sub-account to another Sub-account or to another Separate Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-accounts or combine Sub-accounts without the prior approval of the appro-priate state or federal regulatory authorities. The Company reserves the right to deregister the Separate Account under the 1940 Act, make any change re-quired by the 1940 Act or operate the Separate Account as a management invest-ment company under the 1940 Act.

THE FUNDS

The assets of each Variable Sub-account of the Separate Account are invested in shares of a corresponding Portfolio: the GNA Growth

8--GNA Variable Investment Account

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Portfolio, the GNA Value Portfolio, the GNA Government Portfolio and the GNA
Adjustable Rate Portfolio of GNA Variable Series Trust and the GE Fixed Income Portfolio, the GE International Equity Portfolio, the GE U.S. Equity Portfolio and the GE Money Market Portfolio of the Variable Investment Trust. The GNA Variable Series Trust and the Variable Investment Trust are each registered under the 1940 Act as an open-end management investment company. Each of the Portfolios is diversified for purposes of the 1940 Act.

The investment adviser of GNA Variable Series Trust is GNA Capital Management, Inc., a wholly-owned subsidiary of GNA Corporation. Pursuant to its advisory agreement with the Trust, GNA Capital Management, Inc. has retained Value Line, Inc. to act as the portfolio manager of the GNA Growth Portfolio, Duff & Phelps Investment Management Co. as the portfolio manager of the GNA Value Portfolio and Standish, Ayer & Wood, Inc., as the portfolio manager of the GNA Adjustable Rate Portfolio. GNA Capital Management, Inc. directly manages the GNA Government Portfolio. The Variable Investment Trust receives investment advisory services from GE Investment Management Incorporated, a wholly-owned subsidiary of General Electric Company.

The following is a brief description of each Portfolio:

THE GNA GROWTH PORTFOLIO. The investment objective of the Growth Portfolio is to provide long-term growth of capital. In seeking long-term growth of capi-tal, the Portfolio will invest primarily in companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500 Stock Index") over the long term.

THE GNA VALUE PORTFOLIO. The investment objective of the Value Portfolio is to provide long-term growth of capital and an above-average level of dividend in-come by investing in equity securities. In seeking an above-average level of dividend income, the Portfolio will invest primarily in companies with estab-lished operating histories, potential for dividend growth and low price-to-earnings ratios relative to the S&P 500 Stock Index.

THE GNA GOVERNMENT PORTFOLIO. The investment objective of the Government Port-folio is to produce a high level of current income consistent with safety of principal. The Portfolio will seek to achieve its investment objective by in-vesting primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, having remaining maturities of one year or more.

The composition and weighted average maturity of The Government Portfolio will vary from time to time, based upon a determination of how best to further the Portfolio's investment objective. The Government Portfolio is expected to have an average duration of approximately 4 years. A bond's duration is the weighted average life of principal and interest payments and is often consid-ered a useful indication of its price volatility.

THE GNA ADJUSTABLE RATE PORTFOLIO. The investment objective of the Adjustable Rate Portfolio is to produce a high level of current income consistent with limiting fluctuations in the net asset value of Portfolio shares. The Portfo-lio will seek to achieve its investment objective by investing primarily in adjustable rate securities, including, but not limited to, adjustable rate mortgage securities.

THE GE FIXED INCOME PORTFOLIO. The investment objective of GE Fixed Income Portfolio is to seek maximum income consistent with prudent investment manage-ment and the preservation of capital. In seeking to achieve its investment ob-jective, the Portfolio invests in various types of fixed income instruments.

The GE Fixed Income Portfolio may invest a substantial portion of its assets in high yield securities, commonly known as "junk bonds," which also present a high degree of risk. High-yielding, lower quality securities involve compara-tively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher-quality securities. This portfolio might not be appropriate for all investors, and persons consid-ering an investment in the portfolio should read the risk disclosure in the applicable Fund prospectus before investing in that Portfolio.

                                             GNA Variable Investment Account--9

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THE GE INTERNATIONAL EQUITY PORTFOLIO. The investment objective of GE Interna-
tional Equity Portfolio is long-term growth of capital, which the Portfolio seeks to achieve by investing primarily in foreign equity securities.

THE GE U.S. EQUITY PORTFOLIO. The investment objective of GE U.S. Equity Port-folio is long-term growth of capital, which the Portfolio seeks to achieve through investment primarily in equity securities of U.S. companies.

THE GE MONEY MARKET PORTFOLIO. The investment objective of GE Money Market Portfolio is to seek a high level of current income consistent with the pres-ervation of capital and the maintenance of liquidity.

If shares of a Portfolio are no longer available for investment or in GNA's judgment investment in a Portfolio becomes inappropriate to the purposes of the Contract, GNA may eliminate the shares of the Portfolio and substitute shares of another portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the in-vestment of future purchase payments. However, no such substitution will be made without Notice to the Contract holder and prior approval of the Commis-sion to the extent required by the 1940 Act.

GNA will vote shares of the Portfolios held in the Separate Account at meet-ings of shareholders of the Portfolio in accordance with voting instructions received from the persons having the voting interest under the Certificates. The number of Portfolio shares for which voting instructions may be given will be determined by GNA in the manner described below, not more than 90 days prior to the meeting of the Portfolio. Fund proxy material will be distributed to each person having the voting interest under the Certificate together with appropriate forms for giving voting instructions. Portfolio shares held in the Separate Account that are attributable to Contracts and as to which no timely instructions are received will be voted by GNA in proportion to the instruc-tions received. Portfolio shares that are not attributable to Contracts will be voted by GNA in its discretion.

Prior to the Annuity Date, the person having the voting interest under a Cer-tificate is the Participant and the number of votes as to each Portfolio for which voting instructions may be given is determined by dividing the Certifi-cate's Accumulation Value for the Variable Sub-account in which such Portfolio shares are held by the net asset value per share of that Portfolio. After the Annuity Date, the person having the voting interest under a Certificate is the Annuitant and the number of votes as to each Portfolio for which voting in-structions may be given is determined by dividing the reserve for the Annuity Payment Option allocated to the Variable Sub-account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to an Annuity Payment Option under a Certifi-cate will usually decrease after the commencement of annuity payments. GNA re-serves the right to make any changes in the voting rights described above that may be permitted by the federal securities laws or regulations or interpreta-tions of these laws or regulations.

A full description of the Portfolios, including the investment objectives, policies and restrictions of the Portfolios, is contained in the Prospectuses for the Funds which accompany this Prospectus and should be read by a prospec-tive purchaser before investing.

DESCRIPTION OF THE CONTRACT

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The Contract is a group allocated contract pursuant to which specific accounts are maintained for each Participant. The Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institution. The Contract may also be issued to any other organized group acceptable to us, including a trust established for ac-count holders of a broker-dealer or other financial institution. The Con-

10--GNA Variable Investment Account

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tract may be issued in connection with either Nonqualified Plans or certain
Qualified Plans. Qualified Plans include individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered an-nuities, and deferred compensation plans of state and local governments and tax-exempt organizations.

An eligible member of a group to which a Contract has been issued may become a Participant by completing an application and forwarding payment of a purchase payment to us. The application is subject to GNA's acceptance. GNA reserves the right to accept or reject any Contract or Certificate application in its sole discretion. The rights and benefits of a Participant under a Contract are summarized in a Certificate issued to the Participant. Provisions of the Con-tract are controlling. All such rights and benefits may be exercised without the consent of the Contract holder. However, provisions of any plan in connec-tion with which the Contract has been issued may restrict a person's eligibil-ity to participate under the Contract, the minimum or maximum amount of the purchase payment, and the Participant's ability to exercise the rights and/or receive the benefits provided under the Contract. GNA reserves the right to terminate a Contract as to eligible members of the group not accepted as Par-ticipants at the time of termination.

ACCUMULATION PROVISIONS

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PURCHASE PAYMENTS

Purchase payments are paid to GNA at its Variable Annuity Service Center at the address set forth on the application contained in this Prospectus. The minimum initial purchase payment is $2000. Subsequent purchase payments may be made at any time in amounts of at least $500, except that any portion of a purchase payment to be allocated to a Fixed Guarantee Period must be $2000. GNA may arrange by separate agreement for purchase payments as small as $100 to be automatically withdrawn from a Participant's bank account on a periodic basis.

Purchase payments are allocated among the Variable Sub-accounts and the Fixed Guarantee Periods of the Fixed MGA Account in accordance with the percentages designated by the Participant in the application. The Participant may change the allocation of subsequent purchase payments at any time upon written Notice to the Company or by telephone in accordance with the Company's telephone transfer procedures. No more than eight Variable Sub-accounts and ten Fixed Guarantee Periods may be selected for allocation at any one time. The minimum allocation to a Fixed Guarantee Period is $2000. Any allocation to a Fixed Guarantee Period which would result in a total Fixed MGA Account Value exceed-ing $500,000 requires GNA's prior approval.

VARIABLE ACCUMULATION

ACCUMULATION UNITS. GNA will determine the Accumulation Value for each Variable Sub-account to which the Participant allocates purchase payments. Purchase payments and transfers to a Variable Sub-account are credited to the Participant's Certificate in the form of Accumulation Units.

The number of Accumulation Units to be credited with respect to each Variable Sub-account to which a purchase payment is allocated is determined by dividing the net purchase payment allocated to that Variable Sub-account by the value of the Accumulation Unit for that Variable Sub-account for the Valuation Pe-riod during which the purchase payment is received at the Company's Variable Annuity Service Center complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below. The number of Accumulation Units to be credited with respect to a Variable Sub-ac-count to which a transfer is made is determined by dividing the amount trans-ferred to that Variable Sub-account by the value of the Accumulation Unit for that Variable Sub-account for the Valuation Period during which the amount is transferred.

                                            GNA Variable Investment Account--11

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Initial purchase payments received by mail will usually be credited in the
Valuation Period during which the payment was received at GNA's Variable Annu-ity Service Center, and in any event not later than two business days after receipt of a properly completed application and all information necessary for processing of the application. The applicant will be informed of any deficien-cies in an application if it cannot be processed and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to GNA's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the Valuation Period during which received where such broker-dealers have made special arrangements with GNA for the collection and for-warding of applications.

VALUE OF ACCUMULATION UNITS. The value of Accumulation Units for each Variable Sub-account will vary from one Valuation Period to the next depending upon the investment results of the Variable Sub-account. The value of an Accumulation Unit for each Variable Sub-account was arbitrarily set at $10 for the first Valuation Period under Certificates issued by GNA. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for such Variable Sub-account (described below) for the Valuation Period for which the value is being determined.

NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of a Variable Sub-account from one Valuation Period to the next. The net investment factor for each Variable Sub-account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

 (1) the net asset value per share of a Portfolio share held in the Variable Sub-account determined at the end of the current Valuation Period, plus

 (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Variable Sub-account if the "ex-dividend" date occurs during the current Valuation Period.

Where (b) is:

 the net asset value per share of a Portfolio share held in the Variable Sub-account determined as of the end of the immediately preceding Valuation Period.

Where (c) is:

 a factor representing the charges deducted from the Variable Sub-account for administration and mortality and expense risks. Such factor is equal on an annual basis to 1.40%: (0.15% for administration and 1.25% for mortality and expense risks).

The net investment factor may be greater or less than or equal to one; there-fore, the value of an Accumulation Unit may increase, decrease or remain the same.

GNA reserves the right to adjust the foregoing formula to make provision for any change in tax law that requires it to pay tax on capital gains in the Sep-arate Account or any charge that may be assessed against the Separate Account for assessments of federal premium taxes or federal, state or local excise, profits or income taxes measured or attributable to its receipt of purchase payments.

FIXED ACCUMULATION

FIXED GUARANTEE PERIODS. There are ten fixed investment options under the Contract. Each Fixed Guarantee Period provides for the accumulation of value at a fixed rate of interest for a Guarantee Period ranging from one to ten years. The Participant selects the Guarantee Period for each purchase payment or portion thereof allocated to the Fixed MGA Account. Not more than ten Fixed Guarantee Periods may be selected for allocation at any one time. Generally, the longer the Guarantee Period, the higher the interest rate will be, but this will not always be the case.

12--GNA Variable Investment Account

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A new Fixed Guarantee Period is established on each date that purchase pay-
ments are allocated or values transferred to the Fixed MGA Account. Once a Certificate Year, the Participant may transfer amounts from a Fixed Guarantee Period subject to certain restrictions described below and a market value ad-justment, if applicable. In addition, the value of a Fixed Guarantee Period may be withdrawn, subject to certain restrictions described below and any ap-plicable market value adjustment, withdrawal charge or certificate maintenance charge. Withdrawals may be subject to a 10% penalty tax under the Internal Revenue Code.

The fixed portion of a Participant's Certificate Value, sometimes referred to as the Fixed MGA Account Value, is the sum of the values of each Fixed Guaran-tee Period under the Certificate. The value of each Fixed Guarantee Period is equal to the amount allocated or transferred to that Fixed Guarantee Period, plus credited interest, less any taxes previously deducted, less the amount of any certificate maintenance charge previously deducted, less any amounts pre-viously transferred or withdrawn from the Fixed Guarantee Period (including any transfer or withdrawal charges arising from any previous transfer or with-drawal) and plus or minus any market value adjustment arising from any previ-ous transfer or withdrawal.

A guaranteed interest rate is quoted for each Fixed Guarantee Period. Unless GNA states otherwise, the guaranteed rate will be credited to the Fixed Guar-antee Period daily using a 365-day year. (No interest will be credited for February 29.) GNA's determination of the guaranteed interest rates for the different Guarantee Periods will be influenced by, but not necessarily corre-spond to, interest rates available on fixed income investments which it may acquire with the purchase payments it receives under the Contracts. See "In-vestments Supporting the Fixed Guarantee Periods" on page 31. GNA will also consider other factors in determining the guaranteed rates, including regula-tory and tax requirements, sales commissions and administrative expenses, gen-eral economic trends and competitive factors. GNA MANAGEMENT WILL MAKE THE FI-NAL DETERMINATION OF THE GUARANTEED RATES IT DECLARES. GNA CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED RATES.

At the end of a Guarantee Period, the Participant may select a new Fixed Guar-antee Period for the reinvestment of account values or may transfer such val-ues to a Variable Sub-account. Any such reinvestment or transfer will not be treated as a transfer for purposes of the limits on the number of transfers that are allowed. The minimum amount necessary to start a new Fixed Guarantee Period is $2000.

GNA will notify the Participant of his or her right to make the selection at least forty-five days prior to the end of the Guarantee Period. Interest rates for reinvestments are guaranteed to be the same as the guaranteed interest rates then being offered for new Certificates, but there is no guaranteed min-imum interest rate. If no Notice is received prior to the end of the Guarantee Period, the Fixed Guarantee Period Value will be transferred to the Money Mar-ket Sub-account. A Participant may leave Notice on file giving instructions for the reinvestment of all Fixed Guarantee Periods. If Notice is given to start a new Guarantee Period with less than $2000, the amount will be rein-vested in the Money Market Sub-account.

TRANSFERS AMONG INVESTMENT OPTIONS

Prior to the Annuity Date a Participant may transfer amounts among the avail-able investment options subject to the following. The minimum amount which can be transferred from a Variable Sub-account or Fixed Guarantee Period is $1000 or the entire value of the Participant's interest in that Variable Sub-account or Fixed Guarantee Period if such interest is less than $1500. If after the transfer the amount remaining in the Variable Sub-account or Fixed Guarantee Period is less than $500, GNA will transfer the entire amount instead of the requested amount. Any transfer from a Fixed Guarantee Period prior to the end of its Guarantee Period may be subject to a market

                                            GNA Variable Investment Account--13

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value adjustment. (See "Market Value Adjustment" below.)

If a Participant makes more than six transfers in a Certificate Year from or between Variable Sub-accounts, each additional transfer may be subject to a $25 charge to cover the administrative costs associated with the transfer. A transfer from or between Fixed Guarantee Periods may be made only once in a Certificate Year. If GNA should permit more than one such transfer, it re-serves the right to assess the $25 charge for that transfer. The transfer charge will be deducted from the amount transferred if the entire amount of the Participant's interest in the Variable Sub-account or Fixed Guarantee Pe-riod is being transferred. Otherwise the charge will be deducted from the Variable Sub-account or Fixed Guarantee Period from which the transfer is made. If a transfer is made from more than one Variable Sub-account or Fixed Guarantee Period, the transfer charge will be allocated among such Variable Sub-accounts or Fixed Guarantee Periods in the same proportion as the alloca-tion of the total amount to be transferred, except that any transfer from Fixed Guarantee Periods of the same duration shall be considered together for transfer purposes, and amounts shall be transferred on a first-in, first-out basis.

Any transfer to a Fixed Guarantee Period initiates a new Fixed Guarantee Peri-od. A transfer that would result in there being more than ten Fixed Guarantee Periods or eight Variable Sub-accounts will not be allowed. Any transfer that would result in a total of more than $500,000 in all Fixed Guarantee Periods requires the prior approval of GNA. GNA reserves the right to at any time and without prior Notice to terminate, suspend or modify the transfer privilege. GNA may also delay transfers from any Variable Sub-account in the circum-stances described below for the postponement of payment of withdrawals.

SPECIAL TRANSFER SERVICES

DOLLAR COST AVERAGING

GNA administers a Dollar Cost Averaging ("DCA") program which enables a Par-ticipant to pre-authorize a periodic exercise of certain of the transfer rights described above. Participants entering into a DCA agreement instruct GNA to transfer monthly or quarterly a predetermined dollar amount from any one Variable Sub-account to any other Variable Sub-accounts (not to exceed five) until the amount in the Variable Sub-account is exhausted or the Partic-ipant cancels the program. The DCA program is generally suitable for Partici-pants making a substantial purchase payment to the Contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an ef-fort to reduce such risk. The minimum amount that may be transferred is $1000 per transfer. To initiate the program the Certificate Value based on the Vari-able Sub-account from which the transfers are to be made must be sufficient to provide for transfer payments for at least one year. Transfers pursuant to the program will not be counted against the six free transfers allowed each Cer-tificate Year. Information concerning the program and its restrictions may be obtained from GNA's Variable Annuity Service Center.

AUTOMATIC ASSET ALLOCATION

GNA provides an Automatic Asset Allocation service pursuant to which a Partic-ipant specifies the portion of his or her total Sub-account Values to be allo-cated among various Sub-accounts. Each quarter-year period GNA will send a statement to the Participant indicating the specified allocations, the current allocation of Sub-account Values and any reallocation of the current values to conform them to the specified allocations. If no objection is made to GNA within the prescribed time, GNA will reallocate current Sub-account Values so that they will conform to the allocations previously specified by the Partici-pant. The Dollar Cost Averaging program and Systematic Withdrawal Plan will not be available to Participants in the Automatic Asset Allocation service.

WITHDRAWALS

Prior to the earlier of the Annuity Date or the death of any person whose death causes pay-

14--GNA Variable Investment Account

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

ment of the death benefit, the Participant may withdraw all or a portion of the Withdrawal Value of his or her Certificate upon Notice to GNA's Variable Annuity Service Center. The Certificate's Withdrawal Value is the Certificate Value less any withdrawal charge, plus or minus the market value adjustment for amounts withdrawn from Fixed Guarantee Periods, less any applicable taxes and less the certificate maintenance charge if a full withdrawal is made on a date other than December 31. Withdrawals may have tax consequences, including the possibility of being subject to a penalty tax. For certain Qualified Cer-tificates, exercise of the withdrawal right may require the consent of the Participant's spouse under the Internal Revenue Code and regulations promul-gated by the Treasury Department. Under Tax-Sheltered Annuities, withdrawals attributable to contributions made pursuant to a salary reduction agreement may be made only after the Participant reaches age 59 1/2 or in other limited circumstances. (See "FEDERAL TAX MATTERS.") For full withdrawals, surrender of the Certificate may be required.

In the case of a total withdrawal, GNA will pay the Withdrawal Value as of the date of receipt of the request at its Variable Annuity Service Center, and the Certificate will be canceled. In the case of a partial withdrawal, GNA will pay the amount requested and withdraw an amount equal to the amount requested plus the withdrawal charge, plus any applicable taxes, plus or minus any mar-ket value adjustment. (See "CHARGES AND DEDUCTIONS.")

When making a partial withdrawal, the Participant should specify the Variable Sub-accounts or Fixed Guarantee Periods from which the withdrawal is to be made. The amount requested from a Variable Sub-account or Fixed Guarantee Pe-riod may not exceed the value thereof minus any applicable withdrawal charge, minus any applicable taxes, plus or minus any market value adjustment. If the Participant does not specify the Variable Sub-account or Fixed Guarantee Pe-riod from which the partial withdrawal is to be taken, the partial withdrawal will be made from each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bear to the Certificate Value, except that Fixed Guarantee Periods of the same duration shall be considered together for withdrawal purposes, and amounts withdrawn shall be taken out on a first-in, first-out basis.

There is no limit on the frequency of partial withdrawals; however, the mini-mum amount of any withdrawal is $1000. For any partial withdrawal, the remain-ing Accumulation Value for each Variable Sub-account and the remaining value of each Fixed Guarantee Period must be at least $500, and the remaining Cer-tificate Value must be at least $2000. If after the withdrawal (including the deduction of any withdrawal charge and the application of any market value ad-justment) the remaining Accumulation Value for any Variable Sub-account or the remaining value of any Fixed Guarantee Period from which the transfer is to be made is less than $500, GNA will treat the partial withdrawal as a withdrawal of the entire amount of the Participant's interest in the investment option. If a partial withdrawal (including the deduction of any withdrawal charge and the application of any market value adjustment) would reduce the Certificate Value to less than $2000, GNA will treat the partial withdrawal as a request for a total withdrawal of the Withdrawal Value.

The amount of any withdrawal from a Variable Sub-account will be paid promptly and in any event within seven days of receipt of the request in proper form at GNA's Variable Annuity Service Center, except that GNA reserves the right to suspend or postpone payment of the amount for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Sepa-rate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or (4) the Com-mission, by

                                            GNA Variable Investment Account--15

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

order, so permits for the protection of security holders; provided that appli-cable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

The amount of any withdrawal from a Fixed Guarantee Period is subject to GNA's right to suspend or postpone payment of the amount for up to six months from the date it receives Notice at its Variable Annuity Service Center. If payment is deferred pursuant to this right, GNA will pay interest as required by the law of the Participant's state of residence at that time.

SPECIAL WITHDRAWAL SERVICES

SYSTEMATIC WITHDRAWAL PLAN

GNA administers a Systematic Withdrawal Plan ("SWP") which enables a Partici-pant to pre-authorize a periodic exercise of the withdrawal rights described above. Participants entering into an SWP agreement may instruct GNA to with-draw a level dollar amount from specified investment options on a monthly or quarterly basis, provided the Certificate Value satisfies certain minimums and the dollar amount of each withdrawal is at least $100. The total of SWP with-drawals in a Certificate Year is limited generally to not more than 10% of the Certificate Value at the beginning of each Certificate Year. If an unscheduled withdrawal is made while participating in an SWP, such withdrawal will not be eligible for the free withdrawal privilege. If the SWP is terminated, it may not be reinstated until the next Certificate Anniversary pursuant to a new ap-plication. An SWP is not available if one is participating in the Dollar Cost Averaging program, the Automatic Asset Allocation service or if purchase pay-ments are being automatically deducted from a bank account on a periodic ba-sis. SWP withdrawals will be free of withdrawal charges, but if made from a Fixed Guarantee Period, will be subject to a market value adjustment. SWP withdrawals may also be subject to the 10% federal tax penalty on early with-drawals and to income tax. (See "FEDERAL TAX MATTERS.") Participants inter-ested in an SWP may elect to participate in this program on their application or by separate application. Participants may obtain a separate application and full information concerning the program and its restrictions from their secu-rities dealer or the Variable Annuity Service Center.

TELEPHONE TRANSACTIONS

Participants are permitted to request transfers and withdrawals by telephone. GNA will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request a trans-fer or withdrawal by telephone, a Participant elects the option by executing an appropriate authorization form provided by GNA upon request. GNA will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, Participants will be asked to provide their account number, and if not available, their so-cial security number. For the Participant's and GNA's protection, all conver-sations with Participants will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

MARKET VALUE ADJUSTMENT

Whenever a withdrawal is made from a Fixed Guarantee Period, or an amount is taken from a Fixed Guarantee Period to be applied to effect an annuity, prior to the end of the Guarantee Period, a market value adjustment will be made based on the amount withdrawn. (See "Death Benefit" below.)

BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION OF THE CONTRACT, YOU BEAR THE INVESTMENT RISK THAT THE GUARANTEED INTEREST RATES GNA OFFERS AT THE TIME YOU MAKE A WITHDRAWAL OR START RECEIVING ANNUITY PAYMENTS MAY BE HIGHER THAN THE GUARANTEED INTEREST RATE OF THE FIXED GUARANTEE PERIOD FROM WHICH THE AMOUNT WITHDRAWN OR ANNUITIZED IS TAKEN WITH

16--GNA Variable Investment Account

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

THE RESULT THAT THE AMOUNT AVAILABLE FOR YOU TO RECEIVE OR TO HAVE APPLIED TO AN ANNUITY MAY BE SUBSTANTIALLY REDUCED.

The market value adjustment GNA makes will depend on the remaining time in the Guarantee Period of the Fixed Guarantee Period from which the amount is to be taken and on the change in the guaranteed interest rates offered by us that has occurred since establishment of the Fixed Guarantee Period. The market value adjustment may be either positive or negative, depending on the rela-tionship of (1) the current guaranteed interest rate for a period equal to the time remaining in the Fixed Guarantee Period, which rate is interpolated (on a straight line basis) from the rates currently offered by GNA for Fixed Guaran-tee Periods with Guarantee Periods closest to such period, to (2) the guaran-teed interest rate for the Fixed Guarantee Period. If the current guaranteed interest rate of (1) above is lower than the guaranteed rate of (2), there will be a positive market value adjustment; if (1) is higher than (2), there will be a negative market value adjustment. If the adjustment is positive, the additional amount will be provided by us. If negative, the amount deducted will be retained by us for GNA's own benefit.

The amount of the market value adjustment is based on the relationship of the guaranteed interest rates currently offered by us to the guaranteed interest rate credited to the affected Fixed Guarantee Period. If the remaining period of time in the Fixed Guarantee Period is a whole number of years, GNA uses the guaranteed interest rate currently offered by us for a Fixed Guarantee Period equal to the number of remaining years. If the remaining period of time in the Fixed Guarantee Period is not a whole number of years, GNA derives an interest rate from the guaranteed interest rates currently offered for the Fixed Guar-antee Periods nearest the remaining period of time. This derivation is by straight-line interpolation, except where the remaining period of time is less than one year in which case GNA uses the current guaranteed rate for a Guaran-tee Period of one year. If, for example, the remaining period is 5.20 years, the interpolated guaranteed interest rate GNA will use is equal to the sum of four-fifths of the five year rate and one-fifth of the six year rate. If the five year rate were 5.25% and the six year rate were 5.50%, the interpolated rate would be 5.30%, 5.25% times .80 plus 5.50% times .20.

The amount of the market value adjustment is determined from the following formula:



              (1 + B) n/365
         A X  (-----)         -1
              (1 + C)



where "A" is the total amount withdrawn from the Fixed Guarantee Period, "B" is the guaranteed interest rate (expressed as a decimal) for the Fixed Guaran-tee Period, "C" is the guaranteed interest rate that GNA is now offering for a Guarantee Period of a duration of years equal to "n"/365 or that is interpo-lated for "n"/365 based on the guaranteed interest rates GNA is now offering for Guarantee Periods nearest "n"/365, and "n" is the remaining number of days in the Guarantee Period of the Fixed Guarantee Period from which the amount withdrawn or annuitized is taken.

For example, assume that a full withdrawal of the Variable Value of $10,000 is made from a Fixed Guarantee Period with 1,898 days (5.20 years) remaining in an initial Guarantee Period of ten years and a guaranteed interest rate of 5%. Assume also that the guaranteed interest rates currently offered for Guarantee Periods of 5 and 6 years are 5.25% and 5.50%, respectively. "C" is equal to 5.30%, the sum of 5.25% times .80 and 5.50% times .20. The market value ad-justment is:


                   (1.050)5.20
         $10,000 X (-----)      -1 = $ - 147.26
                   (1.053)



Since this figure is a negative number and the withdrawal is a full withdraw-al, it is subtracted from the amount withdrawn, resulting in a net payment (assuming no withdrawal charge) of $9,852.74 ($10,000--$147.26). If "C" had been 4.70%, instead of 5.30%, the market value adjustment would have been +$149.90, which would have been added to the amount withdrawn, resulting in a net payment of $10,149.90.

                                            GNA Variable Investment Account--17

-------------------------------------------------------------------------------

The greater the difference in interest rates, the greater the effect of the market value adjustment. If in the above example "C" had been 6%, 7% and 8%, the market value adjustment would have been -$480.94, -$934.56 and -$1,362.64, respectively. The market value adjustment is also affected by the remaining period in the Fixed Guarantee Period from which the withdrawal is made, which is "n" in the formula. Thus, if in the first example above (C = 5.30%) "n"/365 were 3.2 or 1.2, the market value adjustment would be -$90.88 or -$34.18, re-spectively. Tables showing the impact of the market value adjustment and with-drawal charge on hypothetical full withdrawals are set forth in Appendix B.

DEATH BENEFIT

If the Participant or a non-spouse Joint Participant dies prior to the Annuity Date, GNA will pay to the Beneficiary the greater of the Certificate Value or the minimum death benefit as of the Valuation Period in which both due proof of death and a payment election are received by GNA. The minimum death benefit on the effective date of the Certificate is equal to the initial purchase pay-ment. For each subsequent purchase payment the minimum death benefit is in-creased by the amount of the payment, and for each withdrawal the minimum death benefit is decreased by the amount (net of withdrawal charges) of the withdrawal. On each "Reset Date," if the then Certificate Value is greater than the minimum death benefit, the minimum death benefit is reset to equal the then Certificate Value. Reset Dates are the fifth Certificate Anniversary and each Certificate Anniversary which is a five-year interval from the fifth Certificate Anniversary.

If the Participant is not an individual, the death benefit described above will be paid to the Beneficiary if the Annuitant (or the first to die if joint Annuitants) dies prior to the Annuity Date. If the Participant is an individ-ual but is not the Annuitant, the Participant must select a new Annuitant, and if no Annuitant is selected within 30 days of the death of the Annuitant, the Participant will become the Annuitant. No death benefit is payable on the death of a spouse Joint Participant.

Payment will be made in a lump sum unless an Annuity Payment Option is chosen. An Annuity Payment Option election must be chosen within 60 days of the date of death. For tax consequences of a lump sum payment, see "FEDERAL TAX MAT-TERS--Federal Tax Considerations." The Beneficiary must receive the death ben-efit within five years of the date of death. If an Annuity Payment Option is chosen, annuity payments must begin within one year of the date of death, or such later date as the law may allow, and the option must limit payments to a period not exceeding the Beneficiary's lifetime or life expectancy. If the Beneficiary is the surviving spouse of the deceased Participant or of the de-ceased Annuitant if the Participant is not a person, such Beneficiary may choose to continue the Certificate in force, in which event no death benefit will be paid. A spouse Joint Participant and the surviving spouse where the Annuitant and joint Annuitant are spouses and the Participant is not a person are automatically deemed to be the Beneficiary regardless of any Beneficiary designation.

Death benefits will be paid within seven days of receipt of due proof of death and payment election at GNA's Variable Annuity Service Center, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "Withdrawals" above.)

If GNA has not received the Beneficiary's election, it may pay the death bene-fit in a single sum six (6) months after the date GNA receives due proof of death. Prior to his or her death, a Participant may make elections regarding payment options for the Beneficiary which will be binding upon the Beneficia-ry.

If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the Beneficiary under the same method of distribution in force at the date of death. If no Beneficiary survives the Annuitant, pay-ment will be made to the Participant. For additional provisions affecting pay-ment of

18--GNA Variable Investment Account

-------------------------------------------------------------------------------
the death benefit, see "Beneficiary" under "Other Contract Provisions" on page
21.

ANNUITY PROVISIONS

-------------------------------------------------------------------------------

GENERAL

Annuity payments will commence on the Annuity Date and will be paid to the An-nuitant unless the Participant asks that the payment be made to another payee and GNA agrees. The Participant is the Annuitant unless another person desig-nated as Annuitant is living. A Participant who is not a person must name a living person as Annuitant.

Any applicable premium taxes, if not previously paid, will be paid at the An-nuity Date. Premium taxes imposed by states and local jurisdictions currently range from 0% to 3.5% depending on the tax treatment of the Certificate.

ANNUITY DATE. The Participant may select the Annuity Date and an Annuity Pay-ment Option. If he or she does not do so, the Annuity Date will be the first or fifteenth day of the calendar month immediately following the later of (i) the Certificate Anniversary immediately after the Annuitant's 85th birthday or
(ii) ten years after the effective date of the Certificate, and the Annuity Payment Option will be a life annuity with a 10-year guarantee. (For Qualified Contracts, the Annuity Date generally may not be later than April 1 of the year after the year in which the Annuitant attains age 70 1/2.)

The Participant may change the Annuity Date or the Annuity Payment Option on written Notice received at GNA's Variable Annuity Service Center at least 30 days prior to the current Annuity Date.

ANNUITY OPTIONS

Annuity benefits are available under the Contract on a fixed basis. Any one of the following Annuity Payment Options may be selected. GNA may make other An-nuity Payment Options, including variable Annuity Payment Options, available from time to time. Treasury regulations may preclude the availability of cer-tain Annuity Payment Options in connection with certain Qualified Contracts.

PAYMENTS FOR A FIXED PERIOD: Payments will be made for the period chosen. The period must be at least 10 years.

*LIFE ANNUITY: Payments will be made during the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

LIFE ANNUITY WITH PAYMENTS FOR A CERTAIN PERIOD: Payments will be made for the guaranteed period chosen (5, 10, 15 or 20 years) and as long thereafter as the Annuitant lives.

*JOINT AND SURVIVOR LIFE ANNUITY: Payments will be made during the lifetimes of the Annuitant and a designated second person. Payments will continue as long as either is living.

*THESE OPTIONS ARE LIFE ANNUITIES UNDER WHICH IT IS POSSIBLE FOR YOU TO RE-CEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT (OR THE ANNUITANT AND A DESIG-NATED SECOND PERSON) DIES AFTER THE FIRST PAYMENT, OR TO RECEIVE ONLY TWO AN-NUITY PAYMENTS IF THE ANNUITANT (OR THE ANNUITANT AND A DESIGNATED SECOND PER-
SON) DIES AFTER THE SECOND PAYMENT, AND SO ON.

AMOUNT OF FIXED ANNUITY PAYMENTS

DETERMINING AMOUNT OF FIXED ANNUITY PAYMENTS. The amount of Fixed Annuity payments is determined by applying the Adjusted Certificate Value to the Fixed Annuity payment tables contained in the Contract. The Adjusted Certificate Value is the Certificate Value immediately preceding the Annuity Date, plus or minus the market value adjustment applicable to Fixed Guarantee Periods which are not at the end of their Guarantee Periods, less any applicable taxes and less any pro-rata share of the certificate maintenance charge if the Annuity

                                            GNA Variable Investment Account--19

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

Date is not December 31. The amount of each Fixed Annuity payment will remain constant.

MINIMUM ANNUITY PAYMENTS. Annuity payments will be made monthly unless you choose less frequent payments. But if any payment would be less than $100 GNA may change the frequency so payments are at least $100 each. If the Certificate Value to be applied at the Annuity Date is less than $2,500, GNA may elect to pay that amount in a lump sum. For tax consequences of a lump sum payment, see "Annuity Payments" under "Federal Tax Considerations" on page 28.

ANNUITY TABLES. GNA's Fixed Annuity payment tables show the minimum guaranteed amount of each monthly payment for each $1,000 according to the age and sex of the Annuitant at the Annuity Date. The tables are based on the 1983 Table "a" for Individual Annuity Valuation with interest at 3%, except for Certificates issued in certain states or in connection with certain employer-sponsored plans where sex-based tables may not be used. If GNA is offering better payment rates for similar annuities at the Annuity Date, such rates will be substituted for the rates in the Fixed Annuity payment table.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

If GNA should agree to make annuity payments available on a variable basis, the following shall apply:

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT. The first variable annuity payment is determined by applying that portion of the Adjusted Certificate Value used to purchase a variable annuity to the variable annuity payment tables contained in the Contract. The tables are based on the 1983-a Individual Annuity Valuation and reflect an assumed interest rate of 4% per year.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. Variable annuity payments subsequent to the first will be based on the investment performance of the Variable Sub-accounts selected. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each Variable Sub-account by the then current annuity unit value for such Variable Sub-account to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each Variable Sub-account is then multiplied by the annuity unit value for that Sub-account, and the resulting amounts for each Variable Sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period, but the dollar amount of the payments will vary.

The value of an annuity unit for each Variable Sub-account for any Valuation Period is determined by multiplying the annuity unit value for the immediately preceding Valuation Period by the net investment factor for that Variable Sub-account for the Valuation Period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

A 4% assumed interest rate is built into the annuity tables used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling sub-sequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net in-vestment performance is 4% annually, annuity payments will be level.

TRANSFERS AFTER ANNUITY DATE. After the Annuity Date, the Annuitant, or such other person that has been designated as payee with the agreement of GNA, may transfer all or part of the investment upon which variable annuity payments are based from one Variable Sub-account to another. All such transfers will be subject to the restrictions described above for transfers during the period

20--GNA Variable Investment Account

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

prior to the Annuity Date. No transfers are allowed from amounts supporting Fixed Annuity Payment Options. The result of a transfer between Variable Sub-accounts will be such that the dollar amount of a variable annuity payment made on the date of the transfer will be unaffected by the fact of the trans-fer. No transfers are allowed to or from amounts supporting Fixed Annuity Pay-ment Options.

DEATH BENEFIT ON OR AFTER ANNUITY DATE

If annuity payments have been selected based on an Annuity Payment Option pro-viding for payments for a guaranteed period, and the Annuitant dies on or af-ter the Annuity Date, GNA will make the remaining guaranteed payments to the Beneficiary. Such payments will be made as rapidly as under the method of dis-tribution being used as of the date of the Annuitant's death. If no Benefi-ciary is living, GNA will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

-------------------------------------------------------------------------------

PROOF OF AGE, SEX AND SURVIVAL. GNA may require satisfactory proof of the age, sex or survival of any person on whose continued life any payment under a Cer-tificate depends.

MISSTATEMENT OF AGE OR SEX. If the age or sex of an Annuitant or joint Annui-tant is misstated, annuity payments will be adjusted to reflect the correct age and sex. GNA will deduct any overpayments it has made as the result of the misstatement from the next payments due, and it will charge interest on the overpayment at the rate of 6% per year. GNA will pay in full with the next payment due any underpayment resulting from the misstatement together with in-terest on the underpayment at the rate of 6% per year.

OWNERSHIP. The Participant is entitled to exercise all rights described in his or her Certificate unless otherwise provided or as may be restricted by the provisions of any plan in connection with which the Contract or Certificate has been issued. The Participant may name a Joint Participant. A Participant and spouse Joint Participant may exercise rights on behalf of the other, ex-cept for changes of Participant or Joint Participant. A Participant and non-spouse Joint Participant must exercise rights jointly. A Participant may change the Participant by Notice to the Company. GNA may impose limits on the age of a new Participant. Such change will take effect as of the date the No-tice was signed, except that GNA will not be liable for any payments made or actions taken prior to its receipt of the Notice. Special restrictions apply to Qualified Contracts and Certificates.

In the case of Nonqualified Contracts and Certificates, a Participant may make a collateral assignment of his or her rights to a creditor as security for a debt by Notice. The rights of an assignee have priority over the rights of a Beneficiary. GNA assumes no liability for any payments made or actions taken before its receipt of the Notice, nor will it be responsible for the validity or sufficiency of any assignment. There may be significant tax consequences associated with an assignment, and a Participant should consult a competent tax advisor before making any assignment.

In the case of Qualified Contracts and Certificates, the rights of a Partici-pant generally may not be assigned, pledged or transferred, and joint partici-pation in a Certificate is not permitted.

BENEFICIARY. The Beneficiary is the person or persons named in the Certificate application to whom payment is to be made upon the death of the Participant (or other appropriate individual) or Annuitant. A spouse Joint Participant and the surviving spouse where the Annuitant and joint Annuitant are spouses and the Participant is not a person are automatically deemed to be the Beneficiary regardless of any Beneficiary designation. Unless a Beneficiary has been ir-revocably designated, the Beneficiary may be changed by Notice prior to the time a death benefit is payable. A Beneficiary may be named irrevocably, in

                                            GNA Variable Investment Account--21

-------------------------------------------------------------------------------
which case a change in Beneficiary can be made only with the Beneficiary's consent.

The estate or heirs of a Beneficiary who dies prior to the death which causes the payment of a death benefit have no rights to any portion of the death ben-efit. If no Beneficiary survives a sole Participant, payment will be made to the Participant's estate. If any Beneficiary dies within 15 days after the death which causes the payment of the death benefit and before GNA makes pay-ment, payment will be made as if that Beneficiary had died before the death which causes the payment of the death benefit.

The Participant may designate both primary beneficiaries and contingent bene-ficiaries. If there is more than one primary Beneficiary entitled to a death benefit, payment will be made to them in equal shares unless otherwise desig-nated. A contingent Beneficiary is entitled to payment only if there are no surviving primary beneficiaries. If there is more than one contingent Benefi-ciary entitled to a death benefit, payment will be made to them in equal shares unless otherwise designated. If a surviving spouse Joint Participant, as primary Beneficiary, dies prior to receiving the entire death benefit, pay-ment will be made to any then surviving contingent Beneficiary instead of to the spouse Joint Participant's estate, unless the spouse Joint Participant has designated otherwise.

Certain restrictions in the application of the foregoing provisions may apply in the case of Qualified Contracts or Certificates.

NOTICES AND ELECTIONS. Unless otherwise agreed to by GNA, all Notices, changes and choices available under a Certificate must be in writing, dated, signed by the proper party, received at GNA's Variable Annuity Service Center and ac-ceptable to it in its sole discretion to be effective. When recorded by GNA, Notices, changes and choices relating to beneficiaries will take effect as of the date signed unless GNA has already acted in reliance on the prior status.

AMENDMENT OF CONTRACT AND CERTIFICATES. At any time GNA may amend the Contract and the Certificates as required to conform to any applicable law, regulation or ruling issued by a government agency.

FREE LOOK RIGHT. A Participant may cancel his or her Certificate within the time period set forth on the Certificate Schedule following his or her receipt of the Certificate by delivering or mailing it to GNA at its Variable Annuity Service Center or to the agent through whom it was purchased. GNA will refund the Certificate Value computed at the end of the Valuation Period during which the Certificate was received by GNA, and the Certificate will be void as if it had never been in force. In states where required, GNA will refund the pur-chase payment rather than the Certificate Value. GNA reserves the right to al-locate all purchase payments allocated to a Variable Sub-account to the Money Market Sub-account until the expiration of 7 days from the end of the free look period. If GNA so allocates payments, it will refund the greater of pur-chase payments or the Certificate Value. No transfers or partial withdrawals may be made during the free look period. GNA reserves the right to reject an application from any person who, in connection with a prior application, pre-viously exercised his or her free look right.

COMPANY APPROVAL. GNA reserves the right to accept or reject any Contract or Certificate application at its sole discretion.

CHARGES AND DEDUCTIONS

-------------------------------------------------------------------------------

Charges and deductions under the Certificates are assessed against purchase payments, Certificate Values or annuity payments. There are no deductions from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Portfo-lios that are described in the accompanying Prospectuses of the Funds.

WITHDRAWAL CHARGES

If a withdrawal is made from the Certificate before the Annuity Date, a with-drawal charge (contingent deferred sales charge) may be as-

22--GNA Variable Investment Account

-------------------------------------------------------------------------------
sessed against amounts withdrawn attributable to purchase payments that have been in the Certificate less than five complete years. There is no withdrawal charge with respect to earnings accumulated under the Certificate, certain free withdrawal amounts described below or purchase payments that were made five years or more before the withdrawal date. In no event may the total with-drawal charges exceed 5% of total purchase payments. The amount of the with-drawal charge and when it is assessed is discussed below:

The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge per-centage obtained from the following table.

NUMBER OF COMPLETE
 YEARS SINCE PUR-
  CHASE PAYMENT     WITHDRAWAL CHARGE
       MADE            PERCENTAGE
------------------  -----------------
        0                   5%
        1                   5%
        2                   4%
        3                   3%
        4                   2%
        5+                  0%

The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

Each withdrawal from a Certificate is allocated, first, to the "free with-drawal amount," second, to remaining purchase payments which have not been withdrawn previously on a first-in first-out basis, and, third, to any remain-ing Certificate Value.

On the first withdrawal in any Certificate Year, the Participant may withdraw free of any withdrawal charge an amount equal to 10% of the Certificate Value at the time of the withdrawal. The free withdrawal amount is non-cumulative and does not apply to subsequent withdrawals in a Certificate Year. Any part of the free withdrawal taken from a Fixed Guarantee Period will still be sub-ject to a market value adjustment.

The withdrawal charge is deducted from the Certificate Value remaining after the Participant is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from any Variable Sub-account or Fixed Guarantee Period may not exceed the value of that account minus any ap-plicable withdrawal charge, minus any applicable taxes, and in the case of withdrawals from a Fixed Guarantee Period, plus or minus the amount of the market value adjustment. The withdrawal charge will be subtracted from the Variable Sub-accounts and Fixed Guarantee Periods from which the withdrawal was made in the same proportion that the amount withdrawn from each Variable Sub-account or Fixed Guarantee Period bears to the total amount withdrawn, ex-cept that Fixed Gurantee Periods of the same duration shall be considered to-gether for withdrawal purposes, and amounts withdrawn shall be taken out on a first-in, first-out basis.

There is no withdrawal charge on distributions made as a result of the death of the Participant or Annuitant, and no withdrawal charges are imposed on or after the Annuity Date.

The amount collected from the withdrawal charge will be used to reimburse GNA for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

The withdrawal charge is computed without regard to the application of any market value adjustment to the amount withdrawn, so that in the event of a negative market value adjustment, the charge will be determined on the basis of the full amount withdrawn, including the amount payable to GNA as a result of the market value adjustment. Conversely, in the event of a positive market value adjustment, the charge will not be assessed against any increased amount attributable to the positive market value adjustment. For examples of calcula-tion of the withdrawal charge, see Appendix B.

From time to time GNA may agree in writing to reduce the amount of the with-drawal

                                            GNA Variable Investment Account--23

-------------------------------------------------------------------------------
charge, the period during which it applies, or both, when Certificates are sold to individuals, entities or groups of individuals in a manner that re-duces GNA's sales expenses. GNA will consider such factors as (a) the size and type of group, (b) the amount of purchase payments expected to be received, and/or (c) other transactions where sales expenses are reduced. In no event will reduction or elimination of the withdrawal charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

EXAMPLE OF WITHDRAWAL CHARGE. The application of the withdrawal charge to the Fixed MGA Account Value, and the interplay between the withdrawal charge and the market value adjustment provisions, may be illustrated by the following example. (It may be less if a free withdrawal amount is available.) Assume a Participant wishes to make a partial withdrawal that will result in a net payment to him or her of $6,000, such withdrawal to be made from two Fixed Guarantee Periods, one with a Guarantee Period of ten years, the other with a Guarantee Period of seven years, and each having a value of $5,000. Assume further that the Participant directs that the partial withdrawal be taken from the Fixed Guarantee Period having the ten-year Guarantee Period to the maximum extent possible and the remainder taken from the Fixed Guarantee Period having the seven year Guarantee Period. Assume also that the market value adjustment applied to the ten-year Guarantee Period operates to reduce its value by 20% and that the adjustment applied to the seven-year Guarantee Period operates to reduce its value by 15%. Finally, assume that less than two years have elapsed since the purchase payments were made and that the withdrawal is deemed to be a withdrawal of purchase payments and not investment gain, so that the applicable percentage charge is 5% of the amount withdrawn. The net amount available to the Participant from the Fixed Guarantee Period with the ten-year Guarantee Period is $3,750, because of a negative market value adjustment of $1,000 (20% of $5,000) and a withdrawal charge of $250 (5% of $5,000). The remaining portion of the amount requested, $2,250, is taken from the Fixed Guarantee Period with the seven-year Guarantee Period, the amount withdrawn being the amount necessary to generate a net payment of $2,250 after application of the market value adjustment and the withdrawal charge. This amount--$2,812.50--is reduced by a negative market value adjustment of $421.88 (15% of $2,812.50) and a withdrawal charge of $140.62 (5% of $2,812.50) to provide the net payment of $2,250.

ADMINISTRATION CHARGES

CERTIFICATE MAINTENANCE CHARGE. Each year GNA will deduct a certificate maintenance charge of $40 as partial compensation for the cost of providing all administrative services attributable to the Contracts and Certificates and the operations of the Separate Account and the Company in connection with the Contracts and Certificates. GNA will waive the charge if at the time of the assessment the Certificate Value is $40,000 or greater.

Prior to the Annuity Date, the certificate maintenance charge is deducted on December 31 of each year, except for the first Certificate Year when a pro-rata portion of the charge will be deducted on December 31. It is withdrawn from the Participant's interest in each Variable Sub-account and Fixed Guaran-tee Period in the same proportion that the Accumulation Value for each Vari-able Sub-account and the value of each Fixed Guarantee Period bears to the Certificate Value. If a full withdrawal of the Certificate's Withdrawal Value is made on a day other than December 31, the $40 certificate maintenance charge will be deducted from the amount paid. If the Annuity Date is not De-cember 31, a pro-rata portion of the charge is deducted on the Annuity Date.

The amount of the certificate maintenance charge may be reduced or eliminated when sales of the Certificates are made to individuals, entities or groups of individuals in such a manner that results in savings of administration ex-penses. The entitlement to such a reduction or elimination of this charge will be

24--GNA Variable Investment Account

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

determined by GNA considering the size and type of group and other circum-stances which could result in reduced administrative expenses. In no event will reduction or elimination of the certificate maintenance charge be permit-ted where such reduction or elimination will be unfairly discriminatory to any person.

ADMINISTRATION CHARGE. A daily charge at an annual rate of 0.15% of the average daily value of each Variable Sub-account is deducted from each Variable Sub-account to reimburse GNA for administrative expenses. This asset-based administrative charge is not deducted from the Fixed MGA Account Value. The charge will be reflected in the Certificate Value as a proportionate reduction in the Accumulation Value for each Variable Sub-account. Because this administrative charge is a percentage of assets rather than a flat amount, larger Certificate Values will in effect pay a higher proportion of this charge than smaller Certificate Values.

GNA does not expect to recover from the administration charges any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, GNA guarantees that it will not increase the amount of the administration fees as to outstanding Certificates.

MORTALITY AND EXPENSE RISK CHARGE

The mortality risk assumed by GNA is the risk that Annuitants may live for a longer period of time than estimated. GNA assumes this mortality risk by vir-tue of annuity rates incorporated into the Contract which cannot be changed as to outstanding Certificates. This assures each Annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, GNA guarantees that if the Annuitant dies before the maturity date, it will pay a death benefit. (See "DEATH BENEFIT BEFORE ANNUITY DATE") The expense risk as-sumed by GNA is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.

To compensate it for assuming these risks, GNA deducts from each Variable Sub-account a daily charge at an annual rate of 1.25% of the average daily value of the Variable Sub-account, consisting of .75% for the mortality risk and
 .50% for the expense risk. The mortality and expense risk charge is not as-sessed against the Fixed MGA Account Value. The charge will be reflected in the Certificate Value as a proportionate reduction in the Accumulation Value for each Variable Sub-account. The rate of the mortality and expense risk charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, GNA will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to GNA and will be available for any proper corporate purpose includ-ing, among other things, payment of distribution expenses.

TAXES

Any taxes, fees or assessments paid to a governmental entity relating to a Certificate will be deducted from purchase payments or the Certificate Value. GNA will determine when taxes have resulted from the investment experience of the Separate Account, GNA's receipt of purchase payments or the commencement of annuity payments. GNA may pay premium taxes when due and deduct that amount from the Certificate Value at a later date. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes cur-rently range from 0% to 3.5% depending on the jurisdiction and the tax status of the Contract or Certificate and are subject to change by the legislature or other authority. (See "APPENDIX A: State Premium Taxes.")

FEDERAL TAX MATTERS

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INTRODUCTION

The Contracts are designed for use in connection with retirement plans that do not qualify for special federal income tax treatment under the Internal Reve-nue Code or plans that qualify for special income tax treatment under the In-ternal Revenue Code, such as individual re-

                                            GNA Variable Investment Account--25

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

tirement accounts and annuities, pension and profit-sharing plans for corpora-tions and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and deferred compensation plans of state and local governments and tax-exempt organizations. The ultimate effect of federal in-come taxes on Certificate Value, on annuity payments and on the economic bene-fit to the Participant, Annuitant or Beneficiary depends on GNA's tax status, on the type of retirement plan for which the Contract or Certificate is pur-chased and on the tax and employment status of the individual concerned. The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. This discussion is based on GNA's understanding of current federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continua-tion of those laws or of the current interpretations by the Internal Revenue Service. GNA MAKES NO GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR CERTIFICATE OR ANY TRANSACTION INVOLVING THE CONTRACTS OR CERTIFICATES.

GNA'S TAX STATUS

GNA is taxed as a life insurance company under the Internal Revenue Code. It owns all assets supporting its obligations under the Contracts, and any income earned on those assets is considered GNA's income. Since the operations of the Separate Account are a part of, and are taxed with, the operations of GNA, the Separate Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, in-vestment income and capital gains of the Separate Account are not taxed to the extent they are applied to increase reserves under a Contract or Certificate. Since, under the Contracts, investment income and realized capital gains of the Separate Account are automatically applied to increase reserves, GNA does not anticipate that it will incur any federal income tax liability attribut-able to the Separate Account, and therefore it does not intend to make provi-sion for any such taxes. If GNA is taxed on investment income or capital gains of the Separate Account, then it may impose a charge against the Separate Ac-count in order to make provision for such taxes.

TAX STATUS OF THE CERTIFICATES

IN GENERAL. Under existing provisions of the Code, except as described below, any increase in the Certificate Value is generally not taxable to the Partici-pant or Annuitant until received, either in the form of annuity payments, as contemplated by the Contract, or in some other form of distribution. However, this rule applies only if (1) the Participant is an individual, (2) the in-vestments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (3) GNA, rather than the Partici-pant, is considered the owner of the assets of the Separate Account for fed-eral tax purposes.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as op-posed to a natural person (i.e., an individual), are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the con-tract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a nonqualified deferred compensa-tion arrangement for its employees.

In addition, exceptions to the general rule for non-natural contract owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Qualified Contracts,
(3) contracts purchased by employers upon the

26--GNA Variable Investment Account

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

termination of certain Qualified Plans, (4) certain contracts used in connec-tion with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, the investments of the Separate Account must be "adequately diversified" in accordance with Treasury Regulations. The Secre-tary of the Treasury has issued regulations which prescribe standards for de-termining whether the investments of the Separate Account are "adequately di-versified." If the Separate Account failed to comply with these diversifica-tion standards, a contract would not be treated as an annuity contract for federal income tax purposes and the contract owner would be taxable currently on the excess of the contract value over the premiums paid for the contract.

Although GNA does not control the investments of the Portfolios, it expects that the Portfolios will comply with such regulations so that the Separate Ac-count will be considered "adequately diversified."

OWNERSHIP TREATMENT. In certain circumstances, variable annuity contract own-ers may be considered the owners, for federal income tax purposes, of the as-sets of the separate account used to support their contracts. In those circum-stances, income and gains from the separate account assets would be includible in the contract owners' gross income. The Internal Revenue Service (the "Serv-ice") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses inci-dents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversifica-tion, that those regulations "do not provide guidance concerning the circum-stances in which investor control of the investments of a separate account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guid-ance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contracts and Certificates are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, Participants have the choice of more investment options to which to allocate purchase payments and Certificate Values, and may be able to transfer among investment options more frequently than in such rul-ings. These differences could result in the Participant being treated as the owner of the assets of the Separate Account. In addition, GNA does not know what standards will be set forth in the regulations or rulings which the Trea-sury Department has stated it expects to issue. GNA therefore reserves the right to modify the Contract and Certificates as necessary to attempt to pre-vent the Participants from being considered owners of the assets of the Sepa-rate Account.

DEATH BENEFITS. Furthermore, in order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code re-quires any Nonqualified Contract to provide that (a) if any owner dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the Annuity Date the entire interest in the Contract will be distrib-uted within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is

                                            GNA Variable Investment Account--27

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

payable to or for the benefit of a "designated beneficiary" and which is dis-tributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of the beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "desig-nated beneficiary" is the person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a nat-ural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Internal Revenue Code, although no regulations interpreting these requirements have yet been issued. GNA in-tends to review such provisions and modify them if necessary to assure that they comply with the requirements of Internal Revenue Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Contracts and Certificates issued in connection with Qualified Plans.

THE FOLLOWING DISCUSSION ASSUMES THAT THE CERTIFICATES WILL QUALIFY AS ANNUITY
  CONTRACTS FOR FEDERAL INCOME TAX PURPOSES, THAT GNA WILL BE TREATED AS THE OWNER OF SEPARATE ACCOUNT ASSETS, AND THAT PARTICIPANTS ARE NATURAL PERSONS

FEDERAL TAX CONSIDERATIONS

WITHDRAWALS. In the case of a partial withdrawal or surrender under a Quali-fied Certificate under Section 72(e) of the Internal Revenue Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the Participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of any individual under a Certificate which was not excluded from the individu-al's gross income. For Qualified Certificates, a Participant's "investment in the contract" can be zero. Special tax rules may be available for certain dis-tributions under Qualified Certificates.

With respect to Nonqualified Certificates, partial withdrawals are generally treated as taxable income to the extent that the Certificate Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Although there is no definitive guidance on this subject, it appears that the Certificate Value immediately before a partial withdrawal must be increased by any positive market value adjustments that result from such a withdrawal.

In the case of a full withdrawal under a Nonqualified Certificate, under Sec-tion 72(e) amounts received are generally treated as taxable income to the ex-tent the net amount received exceeds the "investment in the contract" at that time.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the Annuity Payment Option elected under the Certificate, under Internal Revenue Code Sec-tion 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amounts as the investments in the contract bears to the expected return at the Annuity Date. In this respect (prior to recovery of the investment in the contract), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any addi-tional annuity payments is taxable.

PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution under a Non-qualified Certificate, there may be imposed a federal penalty tax equal to 10% of the amount

28--GNA Variable Investment Account

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

treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Participant attains age 59 1/2; (2) made as a result of death or disability of the Participant; or
(3) received in substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or life expectancy of the Partic-ipant and a designated Beneficiary). In certain circumstances, other excep-tions may apply. Other tax penalties may apply to certain distributions under a Qualified Certificate.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Certifi-cate because of the death of a Participant or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if dis-tributed in a lump sum, they are taxed in the same manner as a full withdrawal of the Certificate, as described above, or (2) if distributed under an Annuity Payment Option, they are taxed in the same manner as annuity payments, as de-scribed above.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CERTIFICATE. A transfer of ownership of a Certificate; the designation of an Annuitant, payee, or other beneficiary who is not also the Participant; the selection of certain Annuity Dates; or the exchange of a Certificate may result in certain tax consequences to Par-ticipants that are not discussed herein. The assignment, pledge, or agreement to assign or pledge any portion of the Certificate Value (and in the case of a Qualified Certificate any portion of an interest in the Qualified Plan) gener-ally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary in-come. A Participant contemplating any transfer, assignment, or exchange of his or her interest under a Certificate should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

MULTIPLE CONTRACTS. All nonqualified annuity contracts entered into after Oc-tober 21, 1988 that are issued by GNA (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amounts includable in gross income under Section 72(e) of the Internal Revenue Code. In addition, the Treasury Department has specific au-thority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

WITHHOLDING. Pension and annuity distributions generally are subject to with-holding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipi-ents, however, generally are provided the opportunity to elect not to have tax withheld from distributions. As of January 1, 1993, GNA is generally required to withhold on distributions under certain Qualified Contracts or Certifi-cates.

POSSIBLE TAX LEGISLATION. A recent budget proposal included a provision modi-fying the taxation of certain nonqualified annuities. This proposal would have adversely affected annuities that do not have "substantial life contingencies" by taxing income as it is credited to the annuity. The proposal would have ap-plied to annuities purchased on or after the date of enactment. Although Con-gress is not now actively considering this or any other proposal regarding an-nuities, there is no way of knowing if legislation reflecting this proposal (or any other proposal affecting the taxation of annuities) will be enacted at some future time, or the extent to which any change would be retroactive in effect (i.e., effective prior to the date of enactment).

OTHER TAX CONSEQUENCES. As noted above, the foregoing discussion of the fed-eral income tax consequences under the Certificates is not exhaustive and spe-cial rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income

                                            GNA Variable Investment Account--29

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

tax consequences discussed herein reflect GNA's understanding of current law and the law, or its interpretation by the Internal Revenue Service, may change. Federal estate and state and local income, estate, inheritance, and other tax consequences of ownership or receipt of distribution under a Con-tract or Certificate depend on the individual circumstances of each Partici-pant or recipient of the distribution. A competent tax adviser should be con-sulted for further information.

QUALIFIED PLANS

The Contract or Certificates may be issued in connection with plans qualifying for special tax treatment under the Code. The tax rules applicable to Partici-pants in such plans vary according to the type of plan and the terms and con-ditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general in-formation about the use of the Contracts and Certificates with such plans. Participants, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under plans may be subject to the terms and condi-tions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other require-ments that are not incorporated into our Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Con-tracts comply with applicable law. Following are brief descriptions of the various types of plans in connection with which GNA will issue a Contract or Certificate. When issued in connection with such a plan, a Contract or Certif-icate will be amended as necessary to conform to the requirements of the Code.

INDIVIDUAL RETIREMENT ANNUITIES AND INDIVIDUAL RETIREMENT ACCOUNTS. Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). IRAs are subject to limits on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of plans qualifying for special tax treatment may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contracts and Certificates for use with IRAs may be subject to special disclosure requirements of the In-ternal Revenue Service. Purchasers of the Contract or Certificates thereunder for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

TAX-SHELTERED ANNUITIES. Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of religious, charita-ble, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annu-ity contracts are commonly referred to as "Tax-Sheltered Annuities." Premiums excluded from gross income will be subject to FICA taxes. Purchasers using the Contracts or Certificates as Tax-Sheltered Annuities should seek competent ad-vice as to eligibility, limitations on permissible amounts of premiums and tax

30--GNA Variable Investment Account

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

consequences on distribution. Withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Participant attains age 59 1/2, upon the Participant's separation of service, upon the Participant's death or disabili-ty, or for an amount not greater than the total of such contributions in the case of hardship. Effective January 1, 1993, distributions under Tax-Sheltered Annuities are generally subject to mandatory income tax withholding. (At the present time, GNA will issue a Tax-Sheltered Annuity only when the funds are directly transferred from an existing Tax-Sheltered Annuity.)

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM. Under applicable state law, Participants in the Texas Optional Retirement Program ("ORP") may withdraw their interest in an annuity contact issued under the ORP only upon
(1) termination of employment in the Texas public institutions of higher edu-cation, (2) retirement, or (3) death. A Participant in the ORP (or the Partic-ipant's estate if the Participant has died) will be required to obtain a cer-tificate of termination from the employer or a certificate of death before distributions can be made.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employ-ees. These retirement plans may permit the purchase of the Contracts to accu-mulate retirement savings under the plans. Adverse tax or other legal conse-quences to the plan, to the Participant or to both may result if a Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Contract or Certificates in connection with such plans should seek compe-tent advice.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT OR-GANIZATIONS. Section 457 of the Code permits employees of state and local gov-ernments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligi-ble deferred compensation plan. To the extent the Contracts or Certificates are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Certificates has the sole right to the proceeds under the Contract. Generally, with respect to purchase payments made after February 28, 1986, a Contract or Certificate pur-chased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who in-tend to use the Contracts or Certificates in connection with such plans should seek competent advice.

INVESTMENTS SUPPORTING THE FIXED GUARANTEE PERIODS

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GNA's General Account assets must be invested in accordance with applicable state laws. These laws govern the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifica-tions, in federal, state, and municipal obligations, corporate bonds, pre-ferred stocks, real estate mortgages, real estate and certain other invest-ments. All of GNA's General Account assets are available to meet its obliga-tions under the Contracts.

Purchase payments received under the Contracts and Certificates and allocated to Fixed Guarantee Periods will be held in a "nonunitized" separate account established by

                                            GNA Variable Investment Account--31

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

GNA under the laws of Washington. A nonunitized separate account is a separate account in which the contract owner or participant does not participate in the performance of the assets through unit values or otherwise. Any favorable per-formance on the assets held in the separate account accrues solely to GNA's benefit. GNA reserves the right, subject to applicable state law, to transfer all assets allocated to the separate account to its General Account and to hold thereafter all assets supporting the Contract reserves and other Contract liabilities in its General Account. Regardless of whether such assets are held in a separate account or GNA's General Account, all benefits available to Par-ticipants under the Contracts are guaranteed by GNA, and all of its assets, except those assets GNA allocates to certain other separate accounts it uses for other contracts, support those guarantees.

GNA intends to invest assets supporting the Contract reserves and other Con-tract liabilities related to the Fixed Guarantee Periods, whether held in a separate account or its General Account, in securities that, in the aggregate, have characteristics, especially cash flow patterns, reasonably related to the characteristics of the liabilities under the Contract. GNA will primarily in-vest in investment-grade fixed income securities including:

 Securities issued by the United States Government or its agencies or instru-mentalities, which issues may or may not be guaranteed by the United States Government.

 Public and/or private placement corporate debt securities that have an in-vestment grade rating at the time of purchase, within the four highest grades assigned by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

 Mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage As-sociation or the Government National Mortgage Association, or that have an investment grade at time of purchase within the four highest ratings as de-scribed in the above paragraph.

 Commercial paper, cash or cash equivalents, and other short-term investments having a maturity of less than one year that are considered by GNA's manage-ment to have investment quality comparable to securities having the ratings stated above.

In addition, interest rate swaps, futures, options, rate caps and other hedg-ing instruments may be used solely for non-speculative hedging purposes. An-ticipated use of these financial instruments shall be limited to protecting the value of the assets supporting the Fixed Guarantee Periods, but use of such instruments may enhance yield.

ALTHOUGH THE FOREGOING GENERALLY DESCRIBES GNA'S INVESTMENT STRATEGY FOR THE ASSETS SUPPORTING GNA'S OBLIGATIONS UNDER THE FIXED PORTION OF THE CONTRACTS, GNA IS NOT OBLIGATED TO INVEST THOSE ASSETS ACCORDING TO ANY PARTICULAR STRAT-EGY EXCEPT AS MAY BE REQUIRED BY STATE INSURANCE LAWS NOR WILL THE GUARANTEED INTEREST RATES GNA ESTABLISHES BE DETERMINED BY THE PERFORMANCE OF THE NON-UNITIZED SEPARATE ACCOUNT. THE INVESTMENT STRATEGIES FOR ASSETS SUPPORTING THE VARIABLE PORTION OF THE CONTRACTS ARE DESCRIBED IN THE ACCOMPANYING PROSPEC-TUSES OF THE FUNDS.

MORE INFORMATION ABOUT GNA

-------------------------------------------------------------------------------

HISTORY AND BUSINESS

Great Northern Insured Annuity Corporation (GNA) was incorporated as a stock life insurance company organized under the laws of the State of Washington on June 4, 1980, and began writing business pursuant to licensing on October 15, 1980. On June 30, 1983, The Weyerhaeuser Company (Weyerhaeuser)

32--GNA Variable Investment Account

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

acquired a controlling interest in GNA. In October 1984, GNA Corporation, a stock holding company, was formed to hold GNA's stock. Weyerhaeuser exchanged its shares of GNA stock for shares of GNA Corporation. GNA is licensed in the District of Columbia and all states except Maine, New Hampshire, New York and Vermont.

On February 1, 1990, GNA acquired 100% of the outstanding stock of First GNA Life Insurance Company of New York (First GNA). First GNA is licensed and is-sues deferred and immediate annuities and life insurance in the state of New York.

Weyerhaeuser directly and through its subsidiary Weyerhaeuser Financial Serv-ices, Inc. acquired additional shares of GNA Corporation throughout the subse-quent years, resulting in 100% ownership of GNA Corporation by Weyerhaeuser Financial Services as of December 31, 1992.

Pursuant to a Stock Purchase Agreement dated January 5, 1993, by and between Weyerhaeuser, Weyerhaeuser Financial Services, and General Electric Capital Corporation (GE Capital), 100% of the outstanding capital stock of GNA Corpo-ration was sold to GE Capital effective April 1, 1993.

Effective July 14, 1993, GE Capital acquired 100% of the outstanding capital stock of United Pacific Life Insurance Company (United Pacific Life). GE Capi-tal transferred controlling ownership of United Pacific Life to GNA, and GNA transferred 52% of its ownership of First GNA to United Pacific Life. Subse-quently, United Pacific Life's name was changed to General Electric Capital Assurance Company (GE Capital Assurance). GE Capital Assurance, a Delaware life insurer, is licensed in the District of Columbia, and all states except Maine and New York.

Effective October 1, 1995, GNA was party to a reorganization involving GNA Corporation and certain of its life insurance company subsidiaries. The reor-ganization allows all life insurance company subsidiaries of GNA Corporation to file a consolidated federal tax return.

As part of the reorganization, GNA became a wholly-owned subsidiary of GE Cap-ital Assurance, and GE Capital Assurance became a wholly-owned subsidiary of GNA Corporation. Previously, all of GE Capital Assurance's voting common stock was owned by GNA. In order for GE Capital Assurance to become the direct par-ent of GNA, GNA Corporation contributed all of the stock of GNA to GE Capital Assurance in exchange for voting shares of GE Capital Assurance. GNA distrib-uted its holdings of GE Capital Assurance common stock to GE Capital Assurance with the result that GE Capital Assurance is wholly-owned by GNA Corporation.

GNA markets primarily fixed-rate deferred annuities, immediate annuities and variable deferred annuities.

FIXED-RATE DEFERRED ANNUITIES. The predominant form of deferred annuities re-quire either single premium or flexible premium payments and have a minimum annual guaranteed crediting rate. After the initial guarantee period, the crediting rate may be changed periodically. The policy owner is permitted to withdraw all or part of the premium paid plus interest credited, less a sur-render charge for withdrawals during the initial penalty period of one to eight years. The surrender charge is initially 5% to 8% of the contract value and decreases over the penalty period. Some deferred annuities provide for penalty-free partial withdrawals of the accumulated interest credited or up to 10% annually of the accumulation value. Other forms of deferred annuities in-clude contracts with two-tiered interest credited rates, where death and annuitization benefits are based on the higher tiered interest credited rate while surrender benefits are based on the lower tier. During 1994, GNA regis-tered with the SEC a Modified Guaranteed Annuity Contract (MGA). The MGA of-fers ten different guarantee periods and allows investors to increase earnings potential by combining different interest rates under one product. Early with-drawals under the MGA are subject to a market value adjustment.

In 1994, the Company issued $994.9 million in deferred annuities. At December 31, 1994, de-

                                            GNA Variable Investment Account--33

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

ferred annuities comprised $9,769.1 million of total liabilities for future annuity and contract benefits. The Company primarily sells deferred annuities through thrifts, banks and other financial institutions, as well as a select group of brokerage general agents. Three financial institutions accounted for 75% of 1994 deferred annuities contracts issued.

IMMEDIATE ANNUITIES. The Company's immediate annuities (limited payment insur-ance contracts) are designed to provide a series of periodic payments for a fixed length of time or for life, according to the annuitant's choice at the time of issue. Once the payments have begun, the amount, frequency and length of time for which they are payable are fixed. A primary form of immediate an-nuities, the life contingent structured settlement annuity, is usually sold as part of a settlement resulting from a personal injury or wrongful death claim to provide scheduled payments to an injured person or his/her dependents. Structured settlement annuities are generally long-term and cannot be surren-dered. Other primary forms of immediate annuities, retirement annuities and terminal funding contracts, are usually sold to companies as a means of satis-fying existing pension obligations. These annuities have payments that begin at retirement, cannot be surrendered or borrowed against and guarantee a fixed stream of payments which depends on retirement age. In 1994, the Company is-sued $117.6 million in life contingent immediate annuities. At December 31, 1994, immediate annuities comprised $2,437.4 million of total liabilities for future annuity and contract benefits. The Company sells immediate annuities through banks, thrifts and brokerage general agents.

DEFERRED VARIABLE ANNUITIES. During 1994, GNA registered with the SEC a De-ferred Variable Annuity. This annuity offers customers a different degree of potential for return by offering eighteen investment options: eight different mutual fund portfolios and a fixed MGA account with ten different guaranteed interest rate periods. Performance of the mutual fund portfolios selected de-termines the variable account value. Customers may withdraw all or a portion of their account value, subject to certain charges for early withdrawals. The withdrawal charge is initially 5% and decreases over the five year penalty pe-riod. Customers may also make penalty-free partial withdrawals of up to 10% annually of their accumulated account value. Withdrawals from the fixed MGA account guarantee periods are also subject to market value adjustments. GNA deducts annual charges for mortality and expense risk and administration costs equal to 1.4% of the account balance. GNA sells its variable annuities primar-ily through banks, thrifts and brokerage general agents.

GNA's corporate office is located at Two Union Square, Suite 5600, Seattle, Washington 98101 where it leases office space. GNA is reimbursed by its sub-sidiaries and affiliates for rent based on direct and indirect allocation methods. First GNA Life rents office space in Purchase New York. All owned properties were acquired through foreclosure and are held for sale.

34--GNA Variable Investment Account
--------------------------------------------------------------------------------

SELECTED FINANCIAL DATA

The following selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

                            SELECTED FINANCIAL DATA
                             (DOLLARS IN MILLIONS)

                               SIX MONTHS ENDED JUNE 30,                       YEAR ENDED DECEMBER 31,
                         ------------------------------------- -----------------------------------------------------------
                             1995         1995                     1994        1994      1993
                         PRO FORMA (1)   ACTUAL       1994     PRO FORMA (1)  ACTUAL   ACTUAL(2)   1992     1991    1990
                         ------------- ----------- ----------- ------------- --------  ---------  -------  ------- -------
                          (UNAUDITED)  (UNAUDITED) (UNAUDITED)  (UNAUDITED)
Total Revenues..........    $ 323.7     $  554.2    $  438.1      $509.2     $  972.9  $  621.5   $ 458.4  $ 437.7 $ 345.5
Income before income
 taxes and minority in-
 terest.................       25.7         48.5        44.9        70.7        107.7      57.0      53.6     53.8    39.4
Net Income..............       16.9         20.7        19.8        44.0         47.5      34.1      33.6     35.3    25.9
Total Assets............    6,782.3     13,602.7    12,874.3         --      13,111.8  13,160.1   5,973.9  5,167.9 4,226.2
Shareholder's interest
 excluding net
 unrealized investment
 loss...................      619.2        809.9       766.1         --         794.2     754.0     326.3    304.7   269.4
Net unrealized
 investment loss........       (0.5)       (60.1)     (433.3)        --        (528.8)    (16.3)      (.5)     --      --
Total shareholder's
 interest...............      618.7        749.8       332.8         --         265.4     737.7     325.8    304.7   269.4

--------
(1) Unaudited pro forma results reflect the reorganization of the insurance subsidiaries of GNA Corporation as if it had occurred at the beginning of the period.
(2) The GNA results of operations presented for the year ended December 31, 1993 include the acquisition of GE Capital Assurance as of July 14, 1993 and both pre- and post-acquisition periods of GNA.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The Selected Financial Data above and this Management's Discussion and Analy-sis reflect the financial results of GNA and subsidiaries, (hereafter referred to as the Company) before the reorganization of GNA Corporation and its sub-sidiaries as described above. The attached pro forma financial information in-cludes GNA only, after the reorganization of GNA Corporation described above.

(1) RESULTS OF OPERATIONS

The Company derives substantially all its income from earnings on investments offset by interest credited to policyholders of predominantly deferred and im-mediate annuities, operating expenses, acquisition costs and taxes. Funds re-ceived for the purchase of immediate annuities with life contingencies, in-cluding options elected under annuity contracts, are reported as premium in-come. Other income is primarily surrender fees on deferred annuity policies.

JUNE 30, 1995 COMPARED TO
JUNE 30, 1994

NET INVESTMENT INCOME increased $42.8 million to $445.7 million during the first six months of 1995 compared to 1994. This change is attributable primar-ily to growth in earning assets and increased investment yields as reinvest-ment rates were higher leading into the first six months of 1995 compared to the first six months of 1994.

PREMIUMS increased $74.9 million to $105.4 million for the first six months of 1995. This growth is attributable to the strong production of GNAs structured settlement product introduced at the end of first quarter 1994.

                                            GNA Variable Investment Account--35

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

INTEREST CREDITED on policyholder deposits increased $14.9 million to $256.0 million for the first six months of 1995 due primarily to a higher interest rate environment and an increase in the policyholder liabilities.

CHANGE IN POLICY RESERVES has increased $74.4 million to $103.8 million for the first six months of 1995. Policy reserves related to life contingent prod-ucts increased primarily from new structured settlement premiums.

COMMISSIONS increased $10.4 million to $30.6 million for the first six months of 1995. This increase is a result of a 49% increase in production, primarily of single premium deferred annuity and structured settlement products for the first six months of 1995 compared to the same period of 1994.

GENERAL EXPENSES increased $5.7 million to $27.0 million for the first six months of 1995 due to introduction of new products and the associated costs, as well as lower expense allocations to affiliated companies.

AMORTIZATION OF INTANGIBLES increased $5.9 million to $32.8 million for the first six months of 1995. This increase is primarily due to increased amorti-zation of present value of future profits resulting from increased gross prof-its.

INCREASE IN DEFERRED ACQUISITION COSTS increased $3.5 million for the first six months of 1995 due to increased sales volumes and related commissions, partially offset by increased amortization driven by increased gross profits.

1994 COMPARED TO 1993

NET INVESTMENT INCOME increased $258.0 million to $837.8 million. This change is attributable to additional investment income from GE Capital Assurance dur-ing 1994, as well as growth in earning assets from $12,264.2 million to $12,828.2 million. Overall investment yields have also increased as interest rates continued to rise throughout the year.

PREMIUMS increased $91.6 million to $117.6 million. This growth is attribut-able to the introduction of GNA's structured settlement product in the second quarter of 1994 and an increase in annuitization to life contingent products from single premium deferred annuity products.

INTEREST CREDITED on policyholder deposits increased $77.5 million to $489.4 million. Of the increase, GE Capital Assurance accounted for $91.0 million which is partially offset by lower interest crediting rates on policyholder deposits.

CHANGE IN POLICY RESERVES increased $95.7 million to $120.4 million. Policy reserves related to life contingent products increased primarily from new structured settlement premiums and growth trends in annuitizations of life contingent products.

ANNUITY AND SURRENDER BENEFITS increased $88.6 million to $160.9 million due to the acquisition of GE Capital Assurance and its related life contingent product mix. The mature block of business in GE Capital Assurance results in higher benefit payments.

COMMISSIONS increased $25.0 million to $52.8 million. This increase is a re-sult of sales volumes increasing $418.6 million to $1,112.5 million during 1994.

GENERAL EXPENSES for 1994 were essentially the same as 1993. The additional expense volume of GE Capital Assurance was mitigated by economies of scale which maintained general expense levels.

AMORTIZATION OF INTANGIBLES is a result of the GNA and GE Capital Assurance acquisitions. The Company established goodwill of $154.7 million and the pres-ent value of future profits (PVFP) of $381.6 million in connection with the acquisitions. For the years ended December 31, 1994 and 1993, goodwill amorti-zation was $7.8 million and $2.0 million, respectively. The increase in good-will amortization for the year ended December 31, 1994 results from the inclu-sion of GE Capital Assurance for twelve months compared to five and one-half months in 1993, and the adjustments for the impact of certain tax elections related to the acquisition of GNA.

36--GNA Variable Investment Account
--------------------------------------------------------------------------------

PVFP represents the present value of estimated gross profits embedded in ac-quired contracts, and is estimated using actuarial methods and assumptions re-lated to future investment income yields, interest credited rates, contract maintenance expenses, persistency rates and surrender fees. Amortization will be based on periodic estimates of realized and remaining gross profits. Net PVFP amortization for the years ended December 31, 1994 and 1993 was $50.0 million and $17.7 million, respectively. Amortization of PVFP has increased due to inclusion of twelve months of amortization in 1994 compared to nine months in 1993 for GNA and five and one-half months for GE Capital Assurance.

INCREASE IN DEFERRED ACQUISITION COSTS increased $27.0 million to $63.1 mil-lion due to increased sales volumes and related commissions.

PROVISION FOR INCOME TAXES. The effective tax rate for 1994 increased from 28.6% to 41.5% primarily due to the non-deductible effects of goodwill amorti-zation and the effects in 1993 of the corporate tax rate change from 34% to 35%.

MINORITY INTEREST in net income increased $9.8 million to $15.5 million due to the full year accrual of a cumulative dividend on GE Capital Assurance's pre-ferred stock. GE Capital Assurance's preferred stock was issued September 29, 1993 to GNA Corporation.

1993 COMPARED TO 1992

As further discussed in the financial statements for December 31, 1993, effec-tive April 1, 1993, GE Capital acquired GNA Corporation. In addition, effec-tive July 14, 1993, GE Capital also acquired GE Capital Assurance and four of its subsidiaries and contributed 100% of GE Capital Assurance's outstanding voting stock to GNA (collectively, the Acquisitions). All assets and liabili-ties for the Company have been adjusted to their fair values as of their re-spective acquisition dates. The effects of the acquisitions and related pur-chase accounting adjustments have reduced net investment income and increased amortization of intangible assets. The results for the nine months ended De-cember 31, 1993, reflect both effects of purchase accounting adjustments for the Company as well as the results of operations from the respective acquisi-tion dates. For purposes of the following discussion, the Company's results of operations presented for the year ended December 31, 1993 include the acquisi-tion of GE Capital Assurance as of July 14, 1993 and both pre- and post-acqui-sition periods of GNA.

NET INVESTMENT INCOME increased $173.4 million to $579.8 million. This change is attributable to $211.2 million additional investment income from GE Capital Assurance since July 14, 1993 offset by both the fair value adjustments re-lated to the investment portfolio and falling interest rates throughout the year. In addition, falling interest rates resulted in an increase in calls of certain corporate securities prior to maturity and the acceleration of prepay-ments on mortgage-backed securities, which results in lower reinvestment rates.

NET REALIZED INVESTMENT GAINS decreased to $4.4 million following $31.9 mil-lion in gains realized. Gains of $9.1 million realized in 1992 were attribut-able to transactions in forward commitments of "To Be Announced" pools of res-idential mortgages. Activities in these instruments have been curtailed due to changing interest rates and related market forces. The increase in sales ac-tivity in U.S. Treasury securities in 1992 also generated significant invest-ment gains. Sales of investments following ownership changes did not generate significant gains or losses due to fair value adjustments as of the respective acquisition dates.

PREMIUMS increased over prior period by $18.7 million to $26.0 million. The increase resulted from production of life contingent products stemming from annuitization of single premium deferred annuity products as well as the ac-quisition of GE Capital Assurance. Premiums recorded during the post-acquisi-tion period resulted from the issuance of contracts that were pending at the date of acquisition.

                                            GNA Variable Investment Account--37

-------------------------------------------------------------------------------

NET COMMISSION INCOME decreased $2.8 million to $4.8 million. The decrease re-sulted from an organizational restructuring of retail insurance agencies which sold third party mutual funds for affiliated companies. By the end of the year, these agencies were transferred from GNA to GNA Insurance Services, an affiliate of the Company.

INTEREST CREDITED on policyholder deposits increased $73.5 million to $411.9 million. GE Capital Assurance accounted for $113.4 million of the increase which is partially offset by declining interest crediting rates on policy-holder deposits.

INCREASE IN POLICY RESERVES has increased $18.9 million to $24.7 million. Pol-icy reserves related to life contingent products increase from new premiums and decrease from payments on existing policies. GE Capital Assurance results have contributed $14.5 million to the increase. The remaining increase follows growth trends noted above in premiums.

ANNUITY AND SURRENDER BENEFITS increased $68.4 million to $72.3 million due to the addition of GE Capital Assurance and its related life contingent product mix. Following the GE Capital Assurance acquisition, the Company now holds ap-proximately $2,297.2 million (19% of reserves) of insurance contract future annuity and contract benefit reserves. Payments on these contracts are re-corded as benefits.

COMMISSIONS decreased $5.4 million to $27.8 million. This reflects declining investment contract sales attributable to declining interest rates and general increased economic uncertainty related to tax law changes during the period.

AMORTIZATION OF INTANGIBLES is a result of the Acquisitions. The Company es-tablished goodwill of $154.7 million and the present value of future profits
(PVFP) of $381.6 million in connection with the Acquisitions. Goodwill will be amortized on a straight-line basis over 25 years. For the year ended December 31, 1993, $2.0 million of goodwill and $17.7 million of PVFP was amortized.

INCREASE IN DEFERRED ACQUISITION COSTS, NET (DAC) increased $2.0 million to a $36.1 million reduction to expenses during the year ended December 31, 1993. This is best analyzed by breaking it down into its two components:

                                                                  1993    1992
                                                                 ------  ------
Cost deferral................................................... $(37.2) $(48.4)
Amortization....................................................    1.1    14.3
                                                                 ------  ------
Increase in DAC................................................. $(36.1) $(34.1)
                                                                 ======  ======

The deferral in the year ended December 31, 1993 was $37.2 million which is 23% lower than the 1992 period deferral. The decline in the deferral component resulted primarily from the decrease in commission expense. The decrease in amortization reflects the elimination of DAC related to the acquisition of GNA by GE Capital.

(2) LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity requirements for the past three years were met by funds from operations and investment activity. Premiums and policyholder de-posits were invested in assets that generally had durations similar to the Company's liabilities. Funds from investment activity included principal and interest payments from the bond and mortgage portfolio as well as sales, calls and maturities of certain securities. For the year ended December 31, 1993, cash flow increased significantly as a result of increased calls on corporate securities totaling $759.0 million and prepayments on mortgage-backed securi-ties due to the low interest rate environment totaling $689.3 million. As of December 31, 1994, investments subject to certain call provisions totaled $1,472.1 million; and mortgage-backed securities subject to prepayment risk totaled $2,078.4 million.

The Company and its subsidiaries are restricted by certain states they are domiciled in as to the amount of dividends and advances they may pay within a given calendar year to their parent without regulatory consent. That restric-tion is the greater of statutory net gain from operations for the year or 10% of the statutory surplus at the end of the year, sub-

38--GNA Variable Investment Account

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

ject to a maximum equal to statutory earned surplus. As of December 31, 1994, approximately $37.4 million was available for dividend payments in 1995. Simi-lar restrictions apply to First GNA and GE Capital Assurance. At December 31, 1994, First GNA and GE Capital Assurance had $14.7 million and $0 million, re-spectively, available for dividend payments in 1995.

GE Capital Assurance has reinsured a portion of its business with various com-panies, including Employers Reassurance Corporation, an affiliate of GE Capi-tal, increasing its statutory capital and surplus by $31.5 million at December 31, 1994. These treaties had no significant effect on shareholder's interest under generally accepted accounting principles. The Company has no other rein-surance agreements.

(3) SEGMENT INFORMATION

GNA's operations consist of the sale of annuity and life insurance products which is considered a single segment/line of business. GNA is not dependent upon any single customer and no single customer accounted for more than 10% of its revenues in 1994.

INVESTMENTS

FIXED MATURITIES. The Company's fixed maturities must be invested in accor-dance with requirements of applicable state laws and regulations regarding the nature and quality of investments that may be made by life insurance companies and the percentage of assets that may be held in certain types of investments. At June 30, 1995, approximately 80% of fixed maturity investments were in cor-porate issues and U.S. Treasury notes and another 20% in securities backed by residential mortgages. Approximately 70% of the fixed maturities portfolio (excluding mortgage backed securities) is expected to mature within ten years. Approximately 29%, 15% and 12% of the portfolio were concentrated in the manu-facturing, financial and utility industries, respectively. As of June 30, 1995, 4% of the Company's diversified portfolio was rated below investment grade and no bonds were in default as to interest and principal. At June 30, 1995, the Company held fixed maturity securities, other than securities issued or guaranteed by the U.S. Government, in Occidental Petroleum Corp. ($90 mil-lion), Ford Motor Credit ($88.3 million), Phillip Morris (84.3 million), Enron ($83 million), Phillips Petroleum ($82.9 million), and Sears and Roebuck & Co. (81.6 million), which exceed 10% of shareholder's interest before net unrealized investment losses.

All of the Company's fixed maturities were designated as available-for-sale at June 30, 1995 and December 31, 1994. Accordingly, such investments were re-ported at fair value with corresponding amortized cost of $11,219.4 million at June 30, 1995 and $11,322.5 million at December 31, 1994. Unrealized losses, net of the effects of present value of future profits, deferred acquisition costs, deferred taxes and minority interest, have been included in sharehold-er's interest as of June 30, 1995. Shareholder's interest included net unrealized losses of $60.1 million and $528.8 million at June 30, 1995, and December 31, 1994, respectively, a difference primarily due to an increase in the fair value of fixed maturities, principally resulting from decreased in-terest rates.

Mortgage-backed securities are subject to risks associated with variable pre-payments. This may result in these securities having a different actual matu-rity than planned at the time of purchase. Prepayment speeds are generally de-pendent on the relative sensitivity of the underlying mortgages backing the assets to changing interest rates and the repayment priority of the securities in the overall securitization structure. Under certain circumstances, the Com-pany has purchased higher risk securities which do not compromise the safety of the general portfolio, but rather serve to mitigate the Company's risk ex-posure to changing interest rates. There are negligible default risks in the mortgage-backed securities portfolio as a whole, as the vast majority of the assets are either guaranteed by U.S. government sponsored entities or are sup-ported in the securitization structure by junior securities enabling the as-sets to achieve high investment grade status.

                                            GNA Variable Investment Account--39

-------------------------------------------------------------------------------

MORTGAGE LOANS. At June 30, 1995, the mortgage loan portfolio consisted of 1,243 mortgage loans on commercial real estate properties, 38% of which are located in California. The loans, which were originated through a network of mortgage bankers, were made only on completed leased properties and generally have loan-to-value ratios of less than 75% at the date of origination. GNA does not engage in construction lending or land loans. At June 30, 1995, three mortgage loans with a book value of $3.3 million were in default as to inter-est and principal and ten mortgage loans with a book value of $11.3 million have been restructured.

REAL ESTATE OWNED. All real estate holdings are a result of mortgage loan foreclosure. Properties are currently reported at the lower of cost or fair value less estimated cost to sell. At June 30, 1995, the Company held seven properties for which management intends to market in an orderly fashion to maximize their value.

COMPETITION

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are approximately 2,100 stock, mutual and other types of insurers in the life insurance business in the United States, a significant number of which are substantially larger than the Company. As of December 31, 1994, the Company had 530 employees. In addition, GNA had 380 re-tail sales agents selling GNA's products through an affiliated company, GNA Insurance Services, Inc.

A.M. Best assigned to GNA an A + (Superior) rating. Duff & Phelps reaffirmed GNA's AA (Very High) rating, and Standard & Poor's reaffirmed an AA (Excel-lent) rating based on GNA's high claims paying ability and excellent asset quality. Moody's rated GNA Aa3 (Excellent).

GOVERNMENT REGULATION

GNA is subject to the laws of the State of Washington governing insurance com-panies and to the regulations of the Washington Insurance Department (GE Capi-tal Assurance and First GNA are subject to laws and regulations of the States of Delaware and New York, respectively). In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which the Company operates. Regulation by each insurance department includes periodic examination to determine the Company's contract liabilities and reserves so that each insurance department may verify that these items are correct. Regu-lation by supervisory agencies includes licensing to transact business, over-seeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company's books and accounts are subject to review by each insurance department and other supervisory agencies at all times, and the Company files annual statements with these agencies. A full ex-amination of the Company's operations is conducted periodically by various in-surance departments and may include the participation of the insurance depart-ments of other states in which the Company conducts business. Recent examina-tions have not resulted in significant findings.

In addition, many states regulate affiliated groups of insurers (including the Company) under insurance holding company legislation. Under such laws, intercompany transactions, including transfers of assets and dividend payments from insurance subsidiaries, may be subject to prior notice or approval, de-pending on the size of the transfers and payments in relation to the financial positions of the companies involved. Due to its volume of California business, GNA is considered a California commercially domiciled insurer under California insurance holding company law.

The National Association of Insurance Commissioners (NAIC), an association of state regulators and their staffs, attempt to coordinate the state regulatory process and continually

40--GNA Variable Investment Account

-------------------------------------------------------------------------------
reexamines existing laws and regulations and their application to insurance companies. The NAIC has adopted Risk-Based Capital (RBC) requirements, effec-tive December 31, 1993, to evaluate the adequacy of statutory capital and sur-plus in relations to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC for-mula is designed as an early warning tool for the state to identify possible under-capitalized companies for the purpose of initiating regulatory action.
In the course of operations, the Company periodically monitors the level of its RBC and it exceeds the minimum required levels.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses in-curred by insolvent companies. The Company has estimated assessments related to known insolvencies, primarily Executive Life Insurance Company, and has re-corded a liability of $46.8 million at December 31, 1994 related to this esti-mated liability. The amount of any future assessments related to future insol-vencies under these laws, however, cannot be reasonably estimated. Most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government generally does not directly regulate the busi-ness of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may signifi-cantly affect the insurance business include employee benefit regulation, re-moval of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and the taxation impact on the relative desir-ability of various investment vehicles.

NEW ACCOUNTING STANDARDS

The Company adopted the Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, Accounting by Creditors for Impairment of a Loan-Income recognition and disclosures, on January 1, 1995. The adoption of these Statements had no effect on earnings or financial position as the same level of allowance for losses was appropriate under both the previous accounting policy and the newly adopted policy.

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of requires, among other things, that certain long-lived assets be reviewed for impairment whenever events or circumstances indicate that the carrying amount of an assets may not be recoverable. An im-pairment loss is recognized if, upon such review, the sum of expected future cash flows is less than the carrying amount of the asset. An impairment loss is measured based on the difference between the carrying amount of the asset and its fair value. The effect of adopting SFAS No. 121 is not expected to be material. Adoption is required by no later than the first quarter of 1996.

SFAS No. 122, Accounting for Mortgage Servicing Rights, requires that rights to service mortgage loans to be recognized when the underlying loans are sold. The standard also requires that capitalized mortgage servicing rights be as-sessed for impairment by individual risk stratum based on the fair value of such rights. The effect of adopting SFAS No. 122 is not expected to be materi-al. Adoption is required by no later than the first quarter of 1996.

                                            GNA Variable Investment Account--41

-------------------------------------------------------------------------------

EXECUTIVE OFFICERS AND DIRECTORS

                                             POSITION WITH GNA(1) AND
       NAME (AGE)                    PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
       ----------                    ----------------------------------------
Patrick E. Welch (48)     Director, President and Chief Executive Officer of GNA since
                          1992. ExecutiveVice President and Chief Operating Officer of
                          GNA 1991-92. Senior Vice President and Chief Financial Officer
                          of GNA Corporation and its subsidiaries 1983-91. President and
                          CEO of GNA Investors Trust since 1992. Senior Vice President and Treasurer of GNA Investors Trust 1986-92.
Hans L. Carstensen, III   Director and Chief Marketing Officer of GNA since April 1994.
 (48)                     Senior Vice President of GNA since 1987.
Stephen P. Joyce (39)     Director and Senior Vice President of GNA since January 1995.
                          Vice President--Business Development General Electric Capital
                          Corporation 1994-95. President--Monogram Retailer Credit,
                          General Electric Capital Corporation 1990-94.
Victor C. Moses (47)      Director of GNA since April 1994. Senior Vice President,
                          Business Development, and Chief Actuary of GNA since May 1993.
                          Senior Vice President and Chief Financial Officer of GNA 1991-
                          93. Vice President and Chief Actuary of GNA 1983-91. Senior
                          Vice President, Controller and Treasurer GNA Investors Trust
                          1992-93.
Geoffrey S. Stiff (43)    Director of GNA since April 1994. Senior Vice President, Chief
                          Financial Officer and Treasurer of GNA since May, 1993. Vice
                          President, Chief Financial Officer and Director of Employers
                          Reinsurance Corporation 1987-93. Senior Vice President,
                          Controller and Treasurer GNA Investors Trust since 1993.
Charles A. Kaminski (47)  Director of GNA since April of 1994. Senior Vice President of
                          GNA since November 1993. Vice President of Investments at GNA
                          1992-93. Prior to joining GNA, he was Vice President and
                          Director of Baring America Asset Management, 1984-91.
Kenneth F. Starr (46)     Director of GNA since April 1994. Senior Vice President of GNA since November 1993. Vice President of Mortgage Loans at GNA
                          1982-93.
Thomas W. Casey (32)      Vice President and Controller of GNA since 1993. Vice
                          President and Controller of GNA Variable Series Trust and
                          Investors Trust since 1994. Technical Adviser, General
                          Electric Capital Corporation 1992-93. Assistant Vice
                          President, Citibank, 1990-92.
Jeffrey I. Hugunin (33)   Treasurer of GNA since 1994. Vice President and Treasurer of
                          HGI, Inc. and subsidiaries (formerly known as Harcourt General
                          Insurance, Inc.) since 1992. General Accounting Manager HBJ
                          Insurance Companies 1987-92.

--------
(1) Each director is elected to serve until the next annual meeting of share-holders or until his or her successor is elected and shall have qualified.

42--GNA Variable Investment Account

EXECUTIVE COMPENSATION

GNA's Executive Officers may also serve as officers of one or more of GNA's affiliated companies. In those cases allocations have been made as to each such individual's time devoted to his duties as an executive officer of GNA and its subsidiaries. The following table shows the compensation paid or awarded to, or earned by, based on these allocations, GNA's Chief Executive Officer and its four most highly compensated Executive Officers other than the Chief Executive Officer.

                          SUMMARY COMPENSATION TABLE

  ANNUAL COMPENSATION
  -------------------
       NAME AND                                 OTHER ANNUAL      LONG TERM
  PRINCIPAL POSITION     YEAR  SALARY   BONUS  COMPENSATION(1) COMPENSATION(2)
  ------------------     ---- -------- ------- --------------- ---------------
Patrick E. Welch         1994 $119,700 $39,900     $ 3,136         $72,200
 President and Chief     1993  135,000  47,250       6,415          56,250
 Executive Officer
Hans L. Carstensen, III  1994   70,500  28,500       1,416          37,500
 Senior Vice President,  1993  176,000  76,000       8,610          96,000
 and
 Chief Marketing
 Officer
Victor C. Moses          1994   33,360  12,600       7,084             -0-
 Senior Vice President,  1993  127,100  36,000      10,664             -0-
 Business Development
Laurence M. Richmond     1994   64,000  26,000       3,976          10,000
 Vice President--        1993   59,200  26,000       4,093          10,000
 Retail Sales Force
Kenneth F. Starr         1994  135,000  49,500       9,183          22,500
 Senior Vice President   1993   91,120  36,850       5,918          16,750

--------
(1) Other annual compensation includes car allowance, car expense reimbursement, group term life insurance premiums and moving expense reimbursement.
(2) Not included in the above table is an annuity plan available to certain of GNA's officers which provides for annual payments for a ten year period in the amount of $25,000 after the completion of ten years of employment following the date of the award. Each of the officers listed in the Summary Compensation Table above has received two awards payable as follows: Patrick E. Welch--$50,000 commencing August 1, 1993; Hans L. Carstensen--$25,000 commencing July 1, 1995 and $25,000 commencing May 1, 1997; Victor C. Moses--$25,000 commencing April 1, 1993 and $25,000 commencing September 1, 2001; Laurence M. Richmond--$25,000 commencing December 1, 1993; and Kenneth F. Starr--$25,000 commencing December 1, 1992. An officer's interest in the plan benefits vests at a rate of 10% ($2500) for each year following the date of the award. If an officer dies during the vesting period, his or her estate will receive 100% of the annual payment beginning on the commencement date. If an officer otherwise terminates employment during the vesting period, he or she will be entitled to receive at the commencement date only the vested portion of the plan benefit as of the date of termination.

In connection with the acquisition by GE Capital of all of the outstanding stock of GNA's parent, GNA Corporation, The Weyerhaeuser Company, at no cost to GNA, made commitments to certain of GNA's officers, including each of the officers listed in the above table, for a bonus to be paid if the officer were still employed by us on April 15, 1994 (one year from the closing date of the acquisition). Each of the officers listed above received the bonus.

No Executive Officer participates in the formulation of his or her compensa-tion. The compensation of Executive Officers is determined by the compensation committee at GNA and the individual to whom the Officer reports and is ap-proved by the parent company of GNA's parent (i.e., the parent company of GNA Corporation).

GENERAL MATTERS

-------------------------------------------------------------------------------

PERFORMANCE DATA

From time to time the Separate Account may publish advertisements containing performance data relating to its Variable Sub-accounts. Performance data will consist of total return quotations, which will always include quotations for recent one year and, when applicable, five and ten year periods and, where less than five or ten years, for the period subsequent to the date each Vari-able Sub-account first became available for investment. Such quotations for such periods will be the average annual rates of return required for an ini-tial purchase payment of $1,000 to equal the actual Certificate Value attrib-utable to such


                                            GNA Variable Investment Account--43
purchase payment on the last day of the period, after reflection of all charges. Performance figures used by the Separate Account are based on the ac-tual historical performance of its Variable Sub-accounts for specified peri-ods, and the figures are not intended to indicate future performance. More de-tailed information on the computations is set forth in the Statement of Addi-tional Information.

FINANCIAL STATEMENTS

Financial statements of the Company are included in this Prospectus. As of the end of its most recent fiscal year, the Separate Account had no assets or lia-bilities. In the future financial statements of the Separate Account will be included in the Statement of Additional Information.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Texas Education Code permits Participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a Participant in the ORP, or the Participant's estate if the Participant has died, will be required to obtain a certificate of termina-tion from the employer or a certificate of death before the Certificate can be terminated. The foregoing restrictions on withdrawal do not apply in the event a Participant in the ORP transfers the Certificate Value to another contract or another qualified custodian during the period of participation in the ORP.

DISTRIBUTION OF CONTRACTS

GNA has entered into an agreement with GNA Distributors, Inc. pursuant to which GNA Distributors, Inc. will act as the principal underwriter of the Con-tracts and use its best efforts to promote the sale of the Contracts and Cer-tificates thereunder. GNA Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). GNA Distributors, Inc. will arrange for distribution of the Contracts and Certificates primarily by other broker-dealers registered under the 1934 Act and members of the NASD, including GNA Securities, Inc. Sales of the Contracts and Certificates will be made by registered representa-tives of such broker-dealers (or individuals not otherwise required to be reg-istered) who are also licensed insurance agents, either individually or through various licensed insurance agencies. GNA or GNA Distributors, Inc. will pay a commission up to a maximum of six and one-fourth percent (6.25%) of each premium payment. In some instances there may also be paid a commission based on reinvested premium and/or Certificate Value on a certain date. GNA Distributors, Inc. and GNA Securities, Inc. are wholly owned subsidiaries of GNA's immediate parent, GNA Corporation.

LEGAL PROCEEDINGS

There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

LEGAL MATTERS

Certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contracts and Certificates have been passed upon by Messrs. Jones & Blouch, L.L.P., 1025 Thomas Jefferson Street, N.W., Washington D.C. 20007. The organization of GNA and its authority to issue the Contracts and the validity of the form of the Contracts have been passed upon by J. Neil McMurdie, Associate Counsel of GNA.

EXPERTS

GNA's consolidated financial statements for the years ended December 31, 1994, 1993 and 1992 included in this Prospectus have been

44--GNA Variable Investment Account

-------------------------------------------------------------------------------
audited by GNA's independent public accountants (KPMG Peat Marwick LLP as of and for the year ended December 31, 1994, and the nine months ended December 31, 1993, and Arthur Andersen LLP for three months ended March 31, 1993 and for all of 1992), as indicated in their reports with respect thereto and are included herein in reliance upon the authority of said firms as experts in ac-counting and auditing in giving said reports.

The report of KPMG Peat Marwick LLP covering the December 31, 1994 financial statements contains an explanatory paragraph stating that as a result of the acquisition of the company's parent, GNA Corporation, the consolidated finan-cial information for the period after the acquisition is presented on a dif-ferent cost basis than that for the periods before the acquisition and, there-fore, is not comparable. The report of KPMG Peat Marwick LLP covering the De-cember 31, 1994 financial statements also refers to a change in the method of accounting for certain investments in debt and equity securities as of Decem-ber 31, 1993.

United Pacific Life Insurance Company's (UPL) financial statements for the pe-riod January 1, 1993 through July 14, 1993 and the year ended December 31, 1992 have been audited by Deloitte & Touche LLP, independent public accoun-tants, as indicated in its reports with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

CHANGE IN ACCOUNTANTS

On October 1, 1993, GNA selected KPMG Peat Marwick LLP to be its auditor. Ac-cordingly, GNA's and UPL's principal accountants have changed from Arthur An-dersen LLP and Deloitte & Touche LLP, respectively, to KPMG Peat Marwick LLP. The former accountants were dismissed and KPMG Peat Marwick LLP was retained because KPMG Peat Marwick LLP is the auditor for G.E. Capital, GNA Corpora-tion's parent. This change of accountants was approved by the members of GNA's Board of Directors.

Neither Arthur Andersen LLP nor Deloitte & Touche LLP reports on the financial statements for either of the past two years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during GNA's two most recent fis-cal years, there were no disagreements with either Arthur Andersen LLP or Deloitte & Touche LLP on any matter of accounting principle or practice, fi-nancial statement disclosure or auditing scope or procedure which would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Com-mission under the Securities Act of 1933 as amended with respect to the Con-tracts. This Prospectus does not contain all information set forth in the reg-istration statement, its amendments and exhibits, to all of which reference is made for further information concerning us and the Contracts. Statements con-tained in this Prospectus as to the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, ref-erence is made to the instruments as filed in the registration statement.

STATEMENT OF ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Performance Data...........................................................   1
Services...................................................................   1
  Servicing Agent..........................................................   1
  Principal Underwriter....................................................   2
Financial Statements.......................................................   2

                                            GNA Variable Investment Account--45

-------------------------------------------------------------------------------

APPENDIX A

-------------------------------------------------------------------------------

STATE PREMIUM TAXES

Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                                                 TAX RATE
                                                          ----------------------
                                                          QUALIFIED NONQUALIFIED
STATE                                                     CONTRACTS  CONTRACTS
-----                                                     --------- ------------
ALABAMA..................................................   1.00%       1.00%
CALIFORNIA...............................................    .50%       2.35%
DISTRICT OF COLUMBIA.....................................   2.25%       2.25%
KANSAS...................................................    .00        2.00%
KENTUCKY.................................................   2.00%       2.00%
MAINE....................................................    .00        2.00%
MISSISSIPPI..............................................    .00        2.00%
NEVADA...................................................    .00        3.50%
NORTH CAROLINA...........................................    .00        1.90%
PENNSYLVANIA.............................................    .00        2.00%
PUERTO RICO..............................................   1.00%       1.00%
SOUTH DAKOTA.............................................    .00        1.25%
WEST VIRGINIA............................................   1.00%       1.00%
WYOMING..................................................    .00        1.00%

APPENDIX B

-------------------------------------------------------------------------------

EXAMPLES OF MARKET VALUE ADJUSTMENTS

The table below is designed to show the impact of the market value adjustment and withdrawal charge on a single premium of $10,000. It assumes the premium is allocated to a Sub-account with a 10-year Guarantee Period with a guaran-teed rate of interest of 5%.

The market value adjustments are based on interpolated current interest rates (defined in the Contract as "C") of 3%, 5% and 7%. The Net Sub-account Values shown in the table are the maximum amounts available as cash withdrawals. Withdrawal charges shown are based on the withdrawal charge table set forth under "Charges and Deductions--Withdrawal Charges" in the Prospectus. The withdrawal charges shown also assume no partial withdrawals have been made, and thus the 10% free partial withdrawal is available. Values shown in the ta-ble have been rounded to the nearest dollar, and therefore the figures under the Net Sub-account Value columns may not equal the sum of corresponding fig-ures under the Sub-account Value, Market Value Adjustment and Withdrawal Charge columns.

The five percent guaranteed interest rate assumed in the table is used for purposes of illustration only and should not be considered a representation of the interest rate GNA will guarantee for 10-year Guarantee Periods. Further, the three, five and seven percent interest rates on which the figures in the table have been based should not be considered a prediction as to the extent the current rates GNA uses may vary over the ten year period assumed in the table.

46--GNA Variable Investment Account

-------------------------------------------------------------------------------

VARIABLE ANNUITY FIXED MGA ACCOUNT

-------------------------------------------------------------------------------

                    MARKET VALUE ADJUSTMENTS, WITHDRAWAL CHARGES AND NET SUB-ACCOUNT
                  VALUES FOR A 10-YEAR SUB-ACCOUNT WITH A GUARANTEED INTEREST RATE OF
                          5% BASED ON INTERPOLATED CURRENT INTEREST RATES OF:
            5%              3%                     5%                     7%
          ------- ---------------------- ---------------------- -----------------------
 END OF           MARKET           NET   MARKET           NET   MARKET            NET
CERTIFI-   SUB-    VALUE  WITH-   SUB-    VALUE  WITH-   SUB-    VALUE   WITH-   SUB-
  CATE    ACCOUNT ADJUST- DRAWAL ACCOUNT ADJUST- DRAWAL ACCOUNT ADJUST-  DRAWAL ACCOUNT
  YEAR     VALUE   MENT   CHARGE  VALUE   MENT   CHARGE  VALUE   MENT    CHARGE  VALUE
--------  ------- ------- ------ ------- ------- ------ ------- -------  ------ -------
 1        10,500   1,984   448   12,037      0    448   10,053  (1,640)   448    8,413
 2        11,025   1,834   445   12,414      0    445   10,580  (1,545)   445    9,035
 3        11,576   1,668   354   12,891      0    354   11,223  (1,432)   354    9,790
 4        12,155   1,487   264   13,378      0    264   11,892  (1,301)   264   10,590
 5        12,763   1,288   174   13,877      0    174   12,588  (1,149)   174   11,439
 6        13,401   1,072     0   14,473      0      0   13,401    (974)     0   12,427
 7        14,071     836     0   14,907      0      0   14,071    (774)     0   13,297
 8        14,775     579     0   15,354      0      0   14,775    (547)     0   14,227
 9        15,513     301     0   15,815      0      0   15,513    (290)     0   15,223
10        16,289       0     0   16,289      0      0   16,289       0      0   16,289

--------
The formulas used in determining the amounts shown in the above table are as follows:

                                            1 + Guaranteed Interest Rate  n/365
(1) Market Value Adjustment Factor (MVAF) = ----------------------------     -1
                                            1 + Current Interest Rate

(2) Maximum Free Withdrawal Amount (MFW) = 10% of current Sub-account Value. MFW is subject to MVA but not to withdrawal charge.
(3) Market Value Adjustment (MVA) = [(Sub-Account Value) X MVAF].
(4) Withdrawal Charge (WC) = [(Premium--MFW) X Withdrawal Charge Percent].
(5) Net Sub-Account Value = [(Sub-Account Value + MVA--WC)].

                                            GNA Variable Investment Account--47

-------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                    CONTENTS

                                                                           PAGE
                                                                           ----
PRO FORMA FINANCIAL STATEMENTS:
  GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES
    June 30, 1995 (unaudited)
      Description of Pro Forma Financial Statements.......................  F-1
      Pro Forma Consolidated Statement of Income for the six months ended
       June 30, 1995......................................................  F-2
      Pro Forma Consolidated Statement of Income for the Year ended
       December 31, 1994..................................................  F-3
      Pro Forma Consolidated Balance Sheet as of June 30, 1995............  F-4
      Notes to Pro Forma Financial Statements.............................  F-5
CONSOLIDATED FINANCIAL STATEMENTS:
  GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES
    June 30, 1995 (unaudited)
      Consolidated Balance Sheets as of June 30, 1995 and December 31,
       1994...............................................................  F-6
      Consolidated Statements of Income and Retained Earnings for the
       three and six months ended June 30, 1995 and 1994..................  F-7
      Consolidated Statements of Cash Flows for the six months ended
       June 30, 1995 and 1994.............................................  F-8
      Notes to Consolidated Financial Statements..........................  F-9
    December 31, 1994
      Independent Auditors' Report........................................ F-10
      Consolidated Balance Sheets as of December 31, 1994 and 1993........ F-12
      Consolidated Statements of Income for the years ended December 31,
       1994, 1993, and 1992............................................... F-13
      Consolidated Statements of Shareholder's Interest for the Years
       ended December 31, 1994, 1993, and 1992............................ F-14
      Consolidated Statements of Cash Flows for the Years ended 1994,
       1993, and 1992..................................................... F-15
      Notes to Consolidated Financial Statements.......................... F-16
      Schedule III: Condensed Financial Information of Registrant (Parent
       Company)........................................................... F-31
  UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES
    July 14, 1993 and December 31, 1992
      Independent Auditors' Report........................................ F-35
      Consolidated Balance Sheets as of July 14, 1993 and December 31,
       1992............................................................... F-36
      Consolidated Statements of Income for the Period January 1, 1993
       through July 14, 1993, and for the Year ended December 31, 1992.... F-37
      Consolidated Statements of Changes in Common Shareholder's Equity
       for the Period January 1, 1993 through July 14, 1993 and for the
       Year ended December 31, 1992....................................... F-38
      Consolidated Statement of Cash Flows for the Period January 1, 1993
       through July 14, 1993, and for the Year ended December 31, 1992.... F-39
      Notes to Consolidated Financial Statements.......................... F-40

                 DESCRIPTION OF PRO FORMA FINANCIAL STATEMENTS

                         (DOLLAR AMOUNTS IN MILLIONS)
                                  (UNAUDITED)

  Effective October 1, 1995, Great Northern Insured Annuity Corporation ("GNA"), a wholly-owned subsidiary of GNA Corporation, was party to a reorga-nization involving GNA Corporation and certain of its life insurance company subsidiaries. The reorganization allows all life insurance company subsidiar-ies of GNA Corporation to file a consolidated federal tax return.

  As part of the reorganization, GNA became a wholly-owned subsidiary of Gen-eral Electric Capital Assurance Company ("GE Capital Assurance"), and GE Capi-tal Assurance became a wholly-owned subsidiary of GNA Corporation. Previously, all of GE Capital Assurance's voting common stock was owned by GNA. In order for GE Capital Assurance to become the direct parent of GNA, GNA Corporation contributed all of the stock of GNA to GE Capital Assurance in exchange for voting shares of GE Capital Assurance. GNA distributed its holdings of GE Cap-ital Assurance common stock to GE Capital Assurance with the result that GE Capital Assurance is wholly-owned by GNA Corporation.

  The Pro Forma Financial Statements are based upon the Consolidated Financial Statements of GNA and GE Capital Assurance for the year ended December 31, 1994, and the six months ended June 30, 1995, after giving effect to the transaction and the adjustments detailed in the accompanying Notes to Pro Forma Financial Statements. The accompanying unaudited Pro Forma Financial Statements are presented as if the restructuring described above had occurred at January 1, 1995, and January 1, 1994, for the 1995 and 1994 statements, re-spectively. The Pro Forma Financial Statements presented are shown for infor-mational purposes only, and it should be noted that the Company's actual fu-ture financial statements will reflect the effects of the reorganization as of and from October 1, 1995.

                                           GNA Variable Investment Account--F-1

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                         SIX MONTHS ENDED JUNE 30, 1995

                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                           PRO FORMA ADJUSTMENTS
                                       ------------------------------  PRO FORMA
                                GNA    GE CAPITAL ASSURANCE (A) OTHER     GNA
                               ------  ------------------------ -----  ---------
Revenues:
  Net investment income....... $445.7          $(229.2)         $2.3B   $218.9
  Net realized investment
   gains (losses).............   (4.9)             6.9                     2.0
  Premiums....................  105.4             (7.8)                   97.5
  Surrender fee and other in-
   come.......................    8.0             (2.7)                    5.3
                               ------          -------          ----    ------
    Total revenues............  554.2           (232.8)          2.3     323.7
                               ------          -------          ----    ------
Benefits and expenses:
  Interest credited...........  256.0           (107.7)                  148.3
  Change in policy reserves...  103.8             (6.8)                   97.0
  Annuity and surrender bene-
   fits.......................   84.9            (76.3)                    8.6
  Commissions.................   30.6             (9.1)                   21.5
  General expenses............   27.0            (10.0)                   17.0
  Amortization of intangibles,
   net........................   32.8             (7.8)                   25.0
  Increase in deferred
   acquisition costs, net.....  (29.4)            10.0                   (19.4)
                               ------          -------          ----    ------
    Total benefits and ex-
     penses...................  505.7           (207.7)          --      298.0
                               ------          -------          ----    ------
    Income before income taxes
     and minority interest....   48.5            (25.1)          2.3      25.7
Provision for income taxes....  (19.4)            10.6          (0.1)     (8.9)
                               ------          -------          ----    ------
    Income before minority in-
     terest...................   29.1            (14.4)          2.2      16.9
Minority Interest.............   (8.4)             2.0           6.4B      --
                               ------          -------          ----    ------
    Net income................ $ 20.7          $ (12.4)         $8.6    $ 16.9
                               ======          =======          ====    ======


    The accompanying notes are an integral part of these unaudited pro forma statements.

F-2--GNA Variable Investment Account

--------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                         PRO FORMA ADJUSTMENTS
                                     ------------------------------   PRO FORMA
                              GNA    GE CAPITAL ASSURANCE (A) OTHER      GNA
                             ------  ------------------------ -----   ---------
Revenues:
  Net investment income..... $837.8          $(448.8)         $ 2.7 B  $391.7
  Net realized investment
   gains (losses)...........    6.3              2.2           (2.3)B     6.2
  Premiums..................  117.6            (13.2)                   104.4
  Surrender fee and other
   income...................   11.2             (4.4)                     6.8
                             ------          -------          -----    ------
    Total revenues..........  972.9           (464.2)           0.4     509.1
                             ------          -------          -----    ------
Benefits and expenses:
  Interest credited.........  489.4           (223.6)                   265.8
  Change in policy reserves.  120.4            (16.4)                   104.0
  Annuity and surrender
   benefits.................  160.9           (152.8)                     8.1
  Commissions...............   52.8            (10.8)                    42.0
  General expenses..........   46.8            (21.5)                    25.3
  Amortization of
   intangibles, net.........   58.0            (13.6)                    44.4
  Increase in deferred
   acquisition costs, net...  (63.1)            11.9                    (51.2)
                             ------          -------          -----    ------
    Total benefits and
     expenses...............  865.2           (426.8)           --      438.4
                             ------          -------          -----    ------
    Income before income
     taxes and minority
     interest...............  107.7            (37.4)           0.4      70.7
Provision for income taxes..  (44.7)            17.2            0.8     (26.7)
                             ------          -------          -----    ------
    Income before minority
     interest...............   63.0            (20.2)           1.2      44.0
Minority Interest...........  (15.5)             2.7           12.8 B     --
                             ------          -------          -----    ------
    Net income.............. $ 47.5          $ (17.5)         $14.0    $ 44.0
                             ======          =======          =====    ======



    The accompanying notes are an integral part of these unaudited pro forma statements.

                                            GNA Variable Investment Account--F-3

--------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1995

                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                          PRO FORMA ADJUSTMENTS
                                     -------------------------------   PRO FORMA
                             GNA     GE CAPITAL ASSURANCE (A) OTHER       GNA
                          ---------  ------------------------ ------   ---------
INVESTMENTS:
Fixed Maturities........  $11,086.3         $(6,264.5)           --    $4,821.8
Investment in Affiliate.        --                --           123.7 B    123.7
Mortgage Loans..........    1,406.4             (93.2)           --     1,313.2
Real Estate Owned.......        5.6               --             --         5.6
Policy Loans............       84.4             (81.0)           --         3.4
Other invested assets...       27.6              (6.2)           --        21.4
Short Term Investments..       70.0             (51.4)           --        18.6
                          ---------         ---------         ------   --------
  TOTAL INVESTMENTS.....   12,680.3          (6,496.3)         123.7    6,307.7
Cash....................       22.7              (3.7)                     19.0
Accrued Investment
 Income.................      192.0            (110.6)                     81.4
Deferred Acquisition
 Costs..................      121.7             (28.3)                     93.4
Intangible Assets.......      442.4            (201.2)                    241.2
Other Assets............       20.2              (6.4)           9.1 C     22.9
Deferred Income Tax
 Benefit................      111.4            (106.7)                      4.7
Separate Account Assets.       12.0               --                       12.0
                          ---------         ---------         ------   --------
  TOTAL ASSETS..........  $13,602.7         $(6,953.2)        $132.8   $6,782.3
                          =========         =========         ======   ========
Future Annuity and
 Contract Benefits......  $12,183.0         $(6,263.4)           --    $5,919.6
Other Policyholder
 Liabilities............      159.9             (16.1)                    143.8
Accounts Payable &
 Accrued Expenses.......      143.3             (66.0)          10.9 C     88.2
Separate Account
 Liabilities............       12.0                                        12.0
                          ---------         ---------         ------   --------
  TOTAL LIABILITIES.....   12,498.2          (6,345.5)          10.9    6,163.6
                          ---------         ---------         ------   --------
Minority Interest.......      354.7            (128.8)        (225.9)B      --
Preferred Stock.........        --               (0.3)           0.3 B      --
Common Stock............        2.5              (3.0)           3.0 B      2.5
Additional Paid-in
 Capital................      714.4            (509.4)         334.2 B    539.2
Net Unrealized
 Investment Gains
 (Losses)...............      (60.1)             77.5          (17.9)B     (0.5)
Retained Earnings.......       93.0             (43.7)          28.2 B     77.5
                          ---------         ---------         ------   --------
  TOTAL SHAREHOLDER'S
   INTEREST.............      749.8            (478.9)         347.8      618.7
                          ---------         ---------         ------   --------
  TOTAL LIABILITIES AND
   SHAREHOLDER'S
   INTEREST.............  $13,602.7         $(6,953.2)        $132.8   $6,782.3
                          =========         =========         ======   ========

    The accompanying notes are an integral part of these unaudited pro forma statements.

F-4--GNA Variable Investment Account

--------------------------------------------------------------------------------

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

Note 1--The basis of presentation for the unaudited pro forma financial state-ments is contained on page F-1 and should be read in conjunction with the notes hereto.

Note 2--Pro forma adjustments are as follows:

ATo record the distribution of GE Capital Assurance capital stock to GNA's parent.

B To eliminate effects of intercompany transactions and minority interest and to record the Company's 48% equity investment in First GNA Life Insurance Company of New York (First GNA). Following the reorganization, GNA's 48% ownership in First GNA will be recorded using the equity method of account-ing.

C To record receivables and payables between GNA and its formerly consoli-dated subsidiaries, GE Capital Assurance and First GNA.

                                           GNA Variable Investment Account--F-5

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                         JUNE 30,   DECEMBER 31,
                                                           1995         1994
                                                        ----------- ------------
                                                        (UNAUDITED)
                        Assets
Investments:
  Fixed maturities.....................................  $11,086.3   $10,281.3
  Mortgage loans.......................................    1,406.4     1,352.1
  Real estate owned....................................        5.6         6.3
  Policy loans.........................................       84.4        88.6
  Other invested assets................................       27.6          .1
  Short-term investments...............................       70.0        58.6
                                                         ---------   ---------
    Total investments..................................   12,680.3    11,787.0
Cash...................................................       22.7        29.2
Accrued investment income..............................      192.0       196.3
Deferred acquisition costs.............................      121.7        92.1
Intangible assets......................................      442.4       562.7
Deferred income tax benefit............................      111.4       404.7
Other assets...........................................       20.2        28.2
Separate account assets................................       12.0         --
                                                         ---------   ---------
    Total assets.......................................  $13,602.7   $13,100.2
                                                         =========   =========
        Liabilities and Shareholders' Interest
Liabilities:
  Future annuity and contract benefits.................  $12,183.0   $12,206.5
  Other policyholder liabilities.......................      159.9       199.1
  Accounts payable and accrued expenses................      143.3       149.6
  Separate account liabilities.........................       12.0         --
                                                         ---------   ---------
    Total liabilities..................................   12,498.2    12,555.2
                                                         ---------   ---------
Minority interest......................................      354.7       279.6
Shareholders' interest:
  Common stock.........................................        2.5         2.5
  Additional paid-in capital...........................      714.4       719.4
  Net unrealized investment losses.....................      (60.1)     (528.8)
  Retained earnings....................................       93.0        72.3
                                                         ---------   ---------
    Total shareholders' interest.......................      749.8       265.4
                                                         ---------   ---------
    Total liabilities and shareholders' interest.......  $13,602.7   $13,100.2
                                                         =========   =========

          See accompanying notes to consolidated financial statements.

F-6--GNA Variable Investment Account

--------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                   FOR THE         FOR THE
                                                THREE MONTHS     SIX MONTHS
                                                ENDED JUNE 30   ENDED JUNE 30
                                                --------------  --------------
                                                 1995    1994    1995    1994
                                                ------  ------  ------  ------
Revenues:
  Net investment income........................ $225.1  $205.4  $445.7  $402.9
  Net realized investment losses...............   (4.0)   (2.5)   (4.9)    (.9)
  Premiums.....................................   48.3    19.5   105.4    30.5
  Surrender fee and other income...............    3.8     3.6     8.0     5.6
                                                ------  ------  ------  ------
    Total revenues.............................  273.2   226.0   554.2   438.1
                                                ------  ------  ------  ------
Benefits and expenses:
  Interest credited............................  129.3   122.8   256.0   241.1
  Increase in policy reserves..................   48.0    16.8   103.8    29.4
  Annuity and surrender benefits...............   43.0    40.7    84.9    80.2
  Commissions..................................   14.2    14.1    30.6    20.2
  General expenses.............................   14.5    12.4    27.0    21.3
  Amortization of intangibles, net.............   16.6    14.2    32.8    26.9
  Increase in deferred acquisition costs, net..  (14.2)  (17.4)  (29.4)  (25.9)
                                                ------  ------  ------  ------
    Total benefits and expenses................  251.4   203.6   505.7   393.2
                                                ------  ------  ------  ------
    Income before income taxes and minority
     interest..................................   21.8    22.4    48.5    44.9
Provision for income taxes.....................    8.7     8.7    19.4    17.3
                                                ------  ------  ------  ------
    Income before minority interest............   13.1    13.7    29.1    27.6
Minority interest..............................    4.0     3.8     8.4     7.8
                                                ------  ------  ------  ------
    Net income.................................    9.1     9.9    20.7    19.8
Retained earnings at beginning of period.......   83.9    34.7    72.3    24.8
                                                ------  ------  ------  ------
Retained earnings at end of period............. $ 93.0  $ 44.6  $ 93.0  $ 44.6
                                                ------  ------  ------  ------



        See accompanying notes to the consolidated financial statements

                                            GNA Variable Investment Account--F-7

--------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                            SIX MONTHS ENDED
                                                                 JUNE 30
                                                            ------------------
                                                             1995      1994
                                                            -------  ---------
Cash flows from operating activities:
 Net income................................................ $  20.7  $    19.8
                                                            -------  ---------
 Adjustments to reconcile net income to net cash provided
  by operating activities:
  Minority interest........................................     8.4        7.8
  Increase in future policy benefits.......................   359.8      270.5
  Net realized investment losses...........................     4.9         .9
  Amortization of investment premiums and discounts........    35.1       52.8
  Amortization of intangibles, net.........................    32.8       26.9
  Change in certain assets and liabilities:
   Decrease (increase) in:
    Accrued investment income..............................     4.3        (.9)
    Deferred acquisition costs.............................   (29.4)     (25.9)
    Other assets...........................................     8.0      (10.1)
   Increase (decrease) in:
    Other policyholder liabilities.........................   (39.2)      88.3
    Accounts payable and accrued expenses..................    (6.5)     (37.2)
    Deferred income tax benefit............................     3.7       33.1
                                                            -------  ---------
      Total adjustments....................................   381.9      406.2
                                                            -------  ---------
      Net cash provided by operating activities............   402.6      426.0
                                                            -------  ---------
Cash flows from investing activities:
 Proceeds from investments in fixed maturities and real
  estate...................................................   809.0    1,374.3
 Principal collected on mortgage and policy loans..........    53.6       53.3
 Purchases of fixed maturities.............................  (770.8)  (1,523.5)
 Mortgage loan originations................................  (106.3)    (158.8)
                                                            -------  ---------
      Net cash used in investing activities................   (14.5)    (254.7)
                                                            -------  ---------
Cash flows from financing activities:
 Proceeds from issue of investment contracts...............   557.8      413.6
 Redemption and benefit payments on investment contracts...  (941.0)    (589.1)
                                                            -------  ---------
      Net cash used in financing activities................  (383.2)    (175.5)
                                                            -------  ---------
      Net increase (decrease) in cash and cash equivalents.     4.9       (4.2)
Cash and cash equivalents at beginning of period...........    87.8      176.9
                                                            -------  ---------
Cash and cash equivalents at end of period................. $  92.7  $   172.7
                                                            =======  =========

        See accompanying notes to the consolidated financial statements

F-8--GNA Variable Investment Account

--------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1995
                                  (UNAUDITED)

(1) BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of Great Northern Insured Annuity Corporation (GNA) and its subsidiaries, General Electric Capital Assurance Company (GE Capital Assurance) and First GNA Life Insurance Company of New York (First GNA), together referred to herein as the Company. GNA is a wholly-owned subsidiary of GNA Corporation which is 100% owned by General Electric Capital Corporation (GE Capital).

  The consolidated financial statements represent all significant transactions during the periods presented. In the opinion of management, all adjustments of a normal recurring nature necessary to present a fair consolidated statement of financial position as of June 30, 1995, consolidated results of operations for the three- and six-month interim periods ended June 30, 1995 and June 30, 1994 and consolidated cash flows for the six-month interim periods ended June 30, 1995 and June 30, 1994 have been included. The consolidated financial statements have been prepared in accordance with Regulation S-X and therefore do not include some information and footnotes necessary to constitute a com-plete and detailed presentation in conformity with annual reporting require-ments.

  The results of operations for the three and six months ended June 30, 1995 should not be regarded as an indication of the results that may be expected for the entire year.

(2) COMMITMENTS AND CONTINGENCIES

  (a) As of June 30, 1995, the Company was committed to fund $66.2 million in mortgage loans.

  (b) The Company is required by law to participate in the guaranty associa-tions of the various states in which it does business. The state guaranty as-sociations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

  There are currently several insurance companies which had substantial amounts of annuity business in the process of liquidation or rehabilitation. The Company paid assessments of $3.4 million to various state guaranty associ-ations during the six months ended June 30, 1995. At June 30, 1995, accounts payable and accrued expenses include $43.4 million related to estimated as-sessments.

(3) RECENTLY ADOPTED ACCOUNTING STANDARDS

  The Company adopted Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures, on January 1, 1995. The adoption of these Statements had no effect on earnings or financial position as the same level of allowance for losses was appropriate under both the previous accounting policy and the new-ly-adopted policy.

                                           GNA Variable Investment Account--F-9

-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Great Northern Insured Annuity Corporation:

  We have audited the accompanying consolidated balance sheets of Great North-ern Insured Annuity Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, shareholder's inter-est, and cash flows for the year ended December 31, 1994 and the nine-month period ended December 31, 1993. In connection with our audits of the consoli-dated financial statements, we also have audited the financial statement schedules as listed in the accompanying index as of and for the year ended De-cember 31, 1994 and the nine-month period ended December 31, 1993. These con-solidated financial statements and financial statement schedules are the re-sponsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Great Northern Insured Annuity Corporation and subsidiaries as of December 31, 1994 and 1993, and the results of their operations and their cash flows for the year ended December 31, 1994 and the nine-month period ended December 31, 1993 in conformity with generally accepted accounting principles. Also in our opin-ion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

  As discussed in note 1 to the consolidated financial statements, effective April 1, 1993, General Electric Capital Corporation acquired all of the out-standing stock of the Company's parent, GNA Corporation, in a business combi-nation accounted for as a purchase. As a result of the acquisition, the con-solidated financial information for the period after the acquisition is pre-sented on a different cost basis than that for the periods before the acquisi-tion and, therefore, is not comparable.

  As discussed in note 1, the Company changed its method of accounting for certain investments in debt and equity securities as of December 31, 1993.

                                          KPMG Peat Marwick LLP

Seattle, Washington
February 17, 1995

F-10--GNA Variable Investment Account

-------------------------------------------------------------------------------

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Great Northern Insured Annuity Corporation:

  We have audited the accompanying consolidated statements of income, share-holder's interest and cash flows of Great Northern Insured Annuity Corporation (a Washington Corporation) and subsidiaries for the three months ended March 31, 1993 and the year ended December 31, 1992. These consolidated financial statements are the responsibility of the Company's management. Our responsi-bility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of Great Northern In-sured Annuity Corporation and subsidiaries' operations and their cash flows for the three months ended March 31, 1993 and the year ended December 31, 1992 in conformity with generally accepted accounting principles.

  Our audits were made for the purpose of forming an opinion on the basic con-solidated financial statements taken as a whole. Schedule III is presented for the purpose of complying with the Securities and Exchange Commission rules and is not part of the basic consolidated financial statements. As it relates to the year ended December 31, 1992 and the three month period ended March 31, 1993 this schedule has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

                                          Arthur Andersen LLP

Seattle, Washington
July 14, 1993

                                          GNA Variable Investment Account--F-11

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1994 AND 1993
             (DOLLAR AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                         ASSETS                             1994       1993
                         ------                           ---------  ---------
Investments:
  Fixed maturities, at fair value (amortized cost of
   $11,322.5 in 1994 and $10,951.6 in 1993).............. $10,281.3  $10,930.3
  Mortgage loans, net of valuation allowance of $32.0 in
   1994 and $30.5 in 1993................................   1,352.1    1,054.9
  Real estate owned......................................       6.3        7.5
  Policy loans...........................................      88.6       97.8
  Short-term investments.................................      58.7      152.4
                                                          ---------  ---------
    Total investments....................................  11,787.0   12,242.9
Cash.....................................................      29.2       24.5
Accrued investment income................................     196.3      203.1
Deferred acquisition costs...............................      92.1       27.1
Intangible assets........................................     562.7      468.1
Income tax receivable....................................       2.7       10.4
Deferred income tax benefit..............................     404.7      166.8
Other assets.............................................      37.1       17.2
                                                          ---------  ---------
    Total assets......................................... $13,111.8  $13,160.1
                                                          =========  =========
         LIABILITIES AND SHAREHOLDER'S INTEREST
         --------------------------------------
Liabilities:
  Future annuity and contract benefits................... $12,206.5  $11,819.3
  Other policyholder liabilities.........................     210.7       88.0
  Accounts payable and accrued expenses..................     149.6      172.7
                                                          ---------  ---------
    Total liabilities....................................  12,566.8   12,080.0
                                                          ---------  ---------
Minority interest........................................     279.6      342.4
Shareholder's interest:
  Common stock, $100 par value. Authorized, issued and
   outstanding 25,000 shares.............................       2.5        2.5
  Additional paid-in capital.............................     719.4      726.7
  Net unrealized investment loss.........................    (528.8)     (16.3)
  Retained earnings......................................      72.3       24.8
                                                          ---------  ---------
    Total shareholder's interest.........................     265.4      737.7
                                                          ---------  ---------
    Total liabilities and shareholder's interest......... $13,111.8  $13,160.1
                                                          =========  =========

          See accompanying notes to consolidated financial statements.

F-12--GNA Variable Investment Account

--------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

                                                         1993
                                               ------------------------
                                                APRIL 1--   JANUARY 1--
                                        1994   DECEMBER 31   MARCH 31    1992
                                       ------  ------------ ----------- ------
                                                  (POST-
                                               ACQUISITION)
Revenues:
  Net investment income............... $837.8     $477.2      $102.6    $406.4
  Net realized investment gains.......    6.3        4.3          .1      31.9
  Premiums............................  117.6       23.4         2.6       7.3
  Surrender fee and other income......   11.2        8.9         2.8      12.8
                                       ------     ------      ------    ------
    Total revenues....................  972.9      513.8       108.1     458.4
                                       ------     ------      ------    ------
Benefits and expenses:
  Interest credited...................  489.4      331.4        80.5     338.4
  Change in policy reserves...........  120.4       23.0         1.7       5.8
  Annuity and surrender benefits......  160.9       71.3         1.0       3.9
  Commissions.........................   52.8       20.3         7.5      33.2
  General expenses....................   46.8       32.5        12.0      57.6
  Amortization of intangibles, net....   58.0       19.8         --        --
  Increase in deferred acquisition
   costs, net.........................  (63.1)     (27.2)       (8.9)    (34.1)
                                       ------     ------      ------    ------
    Total benefits and expenses.......  865.2      471.1        93.8     404.8
                                       ------     ------      ------    ------
    Income before income taxes and
     minority interest................  107.7       42.7        14.3      53.6
Provision for income taxes............   44.7       12.2         5.0      20.0
                                       ------     ------      ------    ------
    Income before minority interest...   63.0       30.5         9.3      33.6
Minority interest.....................   15.5        5.7         --        --
                                       ------     ------      ------    ------
    Net income........................ $ 47.5     $ 24.8      $  9.3    $ 33.6
                                       ======     ======      ======    ======



         See accompanying notes to consolidated financial statements.

                                          GNA Variable Investment Account--F-13

-------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF SHAREHOLDER'S INTEREST

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                          COMMON STOCK  ADDITIONAL   UNREALIZED                TOTAL
                          -------------  PAID-IN     INVESTMENT   RETAINED SHAREHOLDER'S
                          SHARES AMOUNT  CAPITAL   GAINS (LOSSES) EARNINGS   INTEREST
                          ------ ------ ---------- -------------- -------- -------------
Balances at December 31,
 1991...................  35,150  $2.0    $175.1      $   --       $127.6     $304.7
Net income..............     --    --        --           --         33.6       33.6
Dividends...............     --    --        --           --        (12.0)     (12.0)
Net unrealized
 investment losses......     --    --        --           (.5)        --         (.5)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1992...................  35,150   2.0     175.1          (.5)      149.2      325.8
Net income..............     --    --        --           --          9.3        9.3
Net unrealized
 investment gains.......     --    --        --           2.4         --         2.4
                          ------  ----    ------      -------      ------     ------
Balances at March 31,
 1993...................  35,150   2.0     175.1          1.9       158.5      337.5
                          ======  ====    ======      =======      ======     ======
Balances at April 1,
 1993 (post-
 acquisition)...........  25,000   2.5     543.8          --          --       546.3
Net income..............     --    --        --           --         24.8       24.8
Capital contribution of
 GE Capital Assurance...     --    --      182.9          --          --       182.9
Net unrealized
 investment losses......     --    --        --         (16.3)        --       (16.3)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1993...................  25,000   2.5     726.7        (16.3)       24.8      737.7
Net income..............     --    --        --           --         47.5       47.5
Purchase price
 adjustments............     --    --       (7.3)         --          --        (7.3)
Net unrealized
 investment losses......     --    --        --        (512.5)        --      (512.5)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1994...................  25,000  $2.5    $719.4      $(528.8)     $ 72.3     $265.4
                          ======  ====    ======      =======      ======     ======



          See accompanying notes to consolidated financial statements.

F-14--GNA Variable Investment Account

--------------------------------------------------------------------------------

                  GREAT NORTHERN INSURED ANNUITY CORPORATION
                               AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

                                                       1993
                                              -----------------------
                                                APRIL 1-   JANUARY 1-
                                      1994    DECEMBER 31   MARCH 31    1992
                                    --------  ------------ ---------- --------
                                                 (POST-
                                              ACQUISITION)
Cash flows from operating
 activities:
 Net income.......................  $   47.5    $   24.8     $  9.3   $   33.6
                                    --------    --------     ------   --------
 Adjustments to reconcile net
  income to net cash provided by
  operating activities:
   Minority interest..............      15.5         5.7        --         --
   Increase in future policy
    benefits......................     609.8       357.0       82.2      344.2
   Net realized investment gains..      (6.3)       (4.3)       (.1)     (31.9)
   Amortization of investment
    premiums and discounts........      83.6        80.5       22.8       66.4
   Amortization of intangibles....      58.0        19.4         .4        1.7
   Change in certain assets and
    liabilities:
     Decrease (increase) in:
      Accrued investment income...       6.5         (.9)      (4.3)      (7.4)
      Deferred acquisition costs..     (63.1)      (27.2)      (8.9)     (34.1)
      Deferred income tax benefit.      30.2        (5.5)       --        (2.9)
      Income tax receivable.......       7.7        (8.0)       4.2       (1.9)
      Other assets................     (18.4)        5.0         .3       (4.1)
     Increase (decrease) in:
      Other policyholder
       liabilities................     122.7       (34.3)      18.4        3.9
      Accounts payable and accrued
       expenses...................     (13.0)       53.8       (5.8)       9.7
                                    --------    --------     ------   --------
      Total adjustments...........     833.2       441.2      109.2      343.6
                                    --------    --------     ------   --------
      Net cash provided by
       operating activities.......     880.7       466.0      118.5      377.2
                                    --------    --------     ------   --------
Cash flows from investing
 activities:
 Proceeds from investments in
  fixed maturities and real estate
  ................................   1,970.8     3,912.0      280.5    3,803.8
 Principal collected on mortgage
  loans...........................      93.1       117.1        7.1       44.4
 Purchases of fixed maturities....  (2,413.7)   (4,741.8)    (725.7)  (4,421.0)
 Mortgage loan originations.......    (389.2)     (104.0)     (37.0)    (114.3)
                                    --------    --------     ------   --------
      Net cash used in investing
       activities.................    (739.0)     (816.7)    (475.1)    (687.1)
                                    --------    --------     ------   --------
Cash flows from financing
 activities:
 Proceeds from issue of investment
  contracts.......................     994.9       489.4      178.5      819.9
 Redemption and benefit payments
  on investment contracts ........  (1,220.6)     (604.4)    (117.6)    (389.3)
 Cash received upon contribution
  of GE Capital Assurance ........       --        540.4        --         --
 Short-term borrowings............      (5.0)        5.0        --         --
 Dividends........................       --          --         --       (12.0)
                                    --------    --------     ------   --------
      Net cash provided by (used
       in) financing activities...    (230.7)      430.4       60.9      418.6
                                    --------    --------     ------   --------
      Net increase (decrease) in
       cash and cash equivalents..     (89.0)       79.7     (295.7)     108.7
                                    --------    --------     ------   --------
Cash and cash equivalents at
 beginning of period..............     176.9        97.2      392.9      284.2
                                    --------    --------     ------   --------
Cash and cash equivalents at end
 of period........................  $   87.9    $  176.9     $ 97.2   $  392.9
                                    ========    ========     ======   ========


         See accompanying notes to consolidated financial statements.

                                          GNA Variable Investment Account--F-15

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                       DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

(1) ACQUISITIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 (a) Acquisitions

  The accompanying consolidated financial statements include the accounts of Great Northern Insured Annuity Corporation (GNA) and its subsidiaries, General Electric Capital Assurance Company (GE Capital Assurance) and First GNA Life Insurance Company of New York (First GNA), together referred to herein as the Company. GNA is a wholly-owned subsidiary of GNA Corporation which is 100% owned by General Electric Capital Corporation (GE Capital).

  Effective April 1, 1993, GE Capital, all of whose common stock is indirectly owned by General Electric Company, completed the acquisition of 100% of GNA Corporation's capital stock from Weyerhaeuser Company and Weyerhaeuser Financial Services Inc. for a purchase price of $582.4. For tax return purposes, the parties to this purchase have agreed to treat the purchase as an acquisition of assets. Effective July 14, 1993, GE Capital acquired 100% of the issued and outstanding capital stock of United Pacific Life Insurance Company and four of its seven wholly-owned subsidiaries from Reliance Insurance Company and its parent company, Reliance Group Holdings, Inc. for a purchase price of $514.6 in cash (collectively, the Acquisitions). The purchase price pertaining to GNA Corporation and its subsidiaries is subject to certain post-closing adjustments. During 1994, United Pacific Life Insurance Company was renamed GE Capital Assurance.

  GE Capital contributed its majority ownership of GE Capital Assurance to GNA. Following this contribution, GE Capital Assurance's shareholders' equity is distributed as follows:

                                                                       HELD ENTIRELY
       SHARES ISSUED                         RIGHTS                         BY
       -------------                         ------                    -------------
   Preferred Stock......... 1,000,000 authorized, 300,000 issued and  GNA Corporation outstanding nonvoting shares. $1 par
                             value, redeemable at GE Capital
                             Assurance's Board of Directors' option
                             for $1,000 per share, $50 per share
                             annual, cumulative, non-participating
                             dividend rate.
   Common Stock,
    Class A................ 5,000,000 authorized, 2,450,000 issued    GNA
                             and outstanding voting shares. $1 par
                             value.
   Common Stock,
    Class B................ 2,000,000 authorized, 550,000 issued and  GNA Corporation outstanding nonvoting shares. $1 par
                             value.

  The results of GE Capital Assurance are included in the accompanying finan-cial statements from its July 14, 1993 date of acquisition. At December 31, 1994 and 1993, the minority interest amount of $279.6 and $342.4, respective-ly, represents GNA Corporation's preferred stock interest ($318.9 and $303.9, respectively, including accrued dividend) and Class B common stock interest in GE Capital Assurance. All significant intercompany accounts have been elimi-nated in consolidation.


F-16--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The Acquisitions have been accounted for using the purchase method of accounting. Accordingly, each acquisition's purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values at their respective acquisition dates. The consolidated statements of income, shareholder's interest, and cash flows include the effects of purchase adjustments as of their respective acquisition dates.

  Following are pro forma results of operations of the Company for the years ended December 31, 1993 and 1992, as if the Acquisitions had occurred at the beginning of the period presented:

                                                                    1993   1992
                                                                   ------ ------
                                                                    (UNAUDITED)
      Total revenues.............................................. $890.8 $983.6
      Net income..................................................   27.5   14.5

  The pro forma data have been prepared based on assumptions management deems appropriate and the results are not necessarily indicative of those that might have occurred had the transactions become effective at the beginning of the respective years, primarily due to planned changes in investment and other business strategies.

 (b) Basis of Presentation

  These consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) for stock life insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Insurance Commissioners of the states of Washington, Delaware and New York, where the Company and subsidiaries are domiciled.

 (c) Products

  The primary product of the Company is investment type deferred annuities. The Company has also issued life contingent structured settlement policies, pension annuities, single premium whole life policies, deferred compensation contracts and a limited number of universal life policies. Investment type immediate annuities are also issued. The Company considers the sale of annuity and life insurance products to be a single segment/line of business.

  GNA has effective registration statements with the Securities and Exchange Commission for the purposes of marketing Modified Guaranteed Annuity (MGA) and Group Deferred Variable Annuity products. The MGA offers customers a guaranteed interest rate for a predetermined time period and subjects customers to a market value adjustment on early withdrawals. The Group Deferred Variable Annuity offers customers eighteen investment options: eight which invest in shares of a corresponding mutual fund portfolio, and ten which correspond with guaranteed interest rate periods of one to ten years.

 (d) Revenues

  Investment income is recorded when earned. Investment gains and losses are calculated on the basis of specific identification. Premiums from the sale of life contingent annuities are recognized as revenue when contracts are issued. Surrender charges are recognized as income when they are realized.

 (e) Investments

  On December 31, 1993, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. All of the Company's fixed maturities were designated as available-for-sale at both December 31, 1994 and

                                          GNA Variable Investment Account--F-17

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

1993. Accordingly, such investments were reported at fair value. At the July 21, 1994 Emerging Issues Task Force meeting, the Securities and Exchange Commission announced that the effects of unrealized losses on the balances of the present value of future profits, deferred acquisition costs, deferred income tax benefit and minority interest should be recorded within certain limitations. Therefore, unrealized losses, net of the effects of these items, have been included in shareholder's interest as of December 31, 1994. Shareholder's interest included net unrealized losses of $528.8 million and $16.3 million at December 31, 1994 and 1993, respectively, a difference primarily due to a decrease in the fair value of fixed maturities, principally resulting from increased interest rates. Carrying amounts of liabilities of the Company are not adjusted for changes in fair value. In a rising interest rate environment, the fair value of these liabilities would be expected to decline. Unrealized losses that are other than temporary are recognized in earnings.

  Mortgage and policy loans are stated at the unpaid principal balance of such loans, net of allowances for probable uncollectible balances.

  Foreclosed real estate owned is carried at lower of cost or fair value less selling costs, giving consideration to current occupancy rates and economic conditions.

 (f) Statement of Cash Flows

  All highly liquid investments with an original maturity of three months or less are classified as short-term investments on the balance sheets and considered cash equivalents in the statements of cash flows.

  During the year 1994 and the nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992, the Company acquired real estate through foreclosure amounting to $1.6, $2.9, $0.0 and $7.5, respectively, and paid federal and state income taxes of $6.8, $40.9, $0.2 and $24.8, respectively. Effective July 14, 1993, the Company also received a capital contribution of $182.9 in the form of GE Capital Assurance's Class A common stock from GNA Corporation.

 (g) Future Annuity and Contract Benefits

  Investment Contracts--Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the policy term with renewal rates determined by management. At December 31, 1994 and 1993, investment contracts comprised $9,769.1 and $9,522.1, respectively.

  Insurance Contracts--Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits is the present value of such benefits based on mortality, and other assumptions which were appropriate at the time the policies were issued. These assumptions are periodically evaluated for potential premium deficiencies. Interest rate assumptions used in calculating the present value range from 4.0% to 9.1%. At December 31, 1994 and 1993, insurance contracts comprised $2,437.4 and $2,297.2, respectively.


F-18--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

 (h) Deferred Acquisition Costs

  Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts, such as commissions, direct advertising and printing, and certain support costs such as underwriting and policy issue expenses. Acquisition costs capitalized are determined by actual costs and expenses incurred by product in the year of issue. For investment contracts, the amortization is based on the present value of the anticipated gross profits from investments, interest credited, surrender charges, mortality and maintenance expenses. As actual gross profits vary from projected, the impact on amortization is included in net income. For insurance contracts, the acquisition costs are amortized in relation to the benefit payments.

  In conjunction with the Acquisitions, the unamortized deferred acquisition cost balance existing on the respective purchase dates was eliminated. Activity in deferred acquisition costs was as follows:

                                                         1993
                                                -----------------------
                                                 APRIL 1--  JANUARY 1--
                                          1994  DECEMBER 31  MARCH 31    1992
                                          ----- ----------- ----------- ------
   Beginning unamortized balance......... $27.1    $ --       $255.2    $221.1
   Costs deferred........................  62.8     26.4        10.8      48.4
   Amortization, net.....................    .3       .7        (1.8)    (14.3)
                                          -----    -----      ------    ------
   Ending unamortized balance............  90.2     27.1       264.2     255.2
   Cumulative effect of net unrealized
    investment losses....................   1.9      --          --        --
                                          -----    -----      ------    ------
   Recorded balance...................... $92.1    $27.1      $264.2    $255.2
                                          =====    =====      ======    ======

 (i) Intangible Assets

  (1) Present Value of Future Profits--In conjunction with the Acquisitions, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called the present value of future profits (PVFP), is actuarially determined based on the present value of projected future gross profits on contracts acquired.

  The method used by the Company to value PVFP is summarized as follows: (1) identify the future gross profits attributable to certain lines of business,
(2) identify the risks inherent in realizing those gross profits, and (3) discount these gross profits at the rate of return that the Company believes it must earn in order to accept the inherent risks.

  After PVFP is determined, the amount is amortized, net of accreted interest, based on the incidence of the expected gross profits. As actual gross profits vary from projection, the impact on amortization is included in net income.

  Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference will be charged to expense.


                                          GNA Variable Investment Account--F-19

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  Activity in PVFP was as follows:

                                                                     APRIL 1--
                                                                    DECEMBER 1,
                                                             1994      1993
                                                            ------  -----------
   Beginning unamortized balance........................... $363.9    $322.2
   GE Capital Assurance purchase, July 15, 1993............    --       59.4
   Interest accrued at 4.9% in 1994 and 5.5% in 1993.......   17.8      14.2
   Amortization............................................  (67.8)    (31.9)
                                                            ------    ------
   Ending unamortized balance..............................  313.9     363.9
   Cumulative effect of net unrealized investment losses
    (gains)................................................  101.2     (10.2)
                                                            ------    ------
   Recorded balance........................................ $415.1    $353.7
                                                            ======    ======

  Amortization of PVFP, net of accretion, as a percent of the unamortized PVFP balance for the next five years is estimated as follows:

           1995..........................................  14%
           1996..........................................  14%
           1997..........................................  13%
           1998..........................................  12%
           1999..........................................  10%

  (2) Goodwill--In conjunction with the Acquisitions, $154.7 of goodwill was recorded and will be amortized over 25 years. This asset has been adjusted to reflect the final GE Capital Assurance purchase price and adjustments for the preliminary impact of certain tax elections related to the acquisition of GNA. During the year ended December 31, 1994 and the period April 1 through Decem-ber 31, 1993, $7.8 and $2.0, respectively, was amortized. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value.

 (j) Federal Income Tax

  The Company files a life insurance consolidated federal income tax return. Prior to April 1, 1993, the Company was included in the consolidated federal income tax return of the Weyerhauser Company. The Company follows the asset and liability method in accounting for income taxes. Tax assets and liabili-ties resulting from temporary differences between financial and tax net income are recorded using the enacted statutory tax rates expected to be applicable when the differences reverse. An evaluation of existing evidence is made to determine the need for an asset related valuation allowance.

 (k) Reclassifications

  Certain reclassifications have been made to the 1993 and 1992 consolidated financial statements to conform to the 1994 presentation. These reclassifica-tions have no effect on reported net income or financial position.

F-20--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(2) INVESTMENTS

 (a) Fixed Maturities

  At December 31, the amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturities available-for-sale portfolio were as follows:

                                                         GROSS
                                                      UNREALIZED
                                          AMORTIZED ---------------    FAIR
                    1994                    COST    GAINS  LOSSES      VALUE
                    ----                  --------- ----- ---------  ---------
   United States debt securities and
    agency issues........................ $   838.3 $ --  $  (143.6) $   694.7
   State debt securities.................       8.9   --        (.3)       8.6
   Foreign debt securities...............      21.1   --       (2.3)      18.8
   Corporate debt securities.............   8,199.8   2.3    (734.0)   7,468.1
   Redeemable preferred stock............      16.8   --       (4.1)      12.7
   Mortgage-backed securities............   2,237.6  13.7    (172.9)   2,078.4
                                          --------- ----- ---------  ---------
     Totals.............................. $11,322.5 $16.0 $(1,057.2) $10,281.3
                                          ========= ===== =========  =========
                    1993
                    ----
   United States debt securities and
    agency issues........................ $   662.5 $ 1.3 $   (19.7) $   644.1
   State debt securities.................       8.8    .2       --         9.0
   Foreign debt securities...............      21.3   --        (.2)      21.1
   Corporate debt securities.............   8,139.4  64.5     (73.3)   8,130.6
   Redeemable preferred stock............      16.6    .2       (.2)      16.6
   Mortgage-backed securities............   2,103.0  17.8     (11.9)   2,108.9
                                          --------- ----- ---------  ---------
     Totals.............................. $10,951.6 $84.0 $  (105.3) $10,930.3
                                          ========= ===== =========  =========

  At December 31, 1994, approximately 27.7%, 15.5% and 12.4% of the Company's investment portfolio is comprised of securities issued by the manufacturing, financial and utility industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular re-gion.

  At December 31, 1994, the Company held fixed maturity securities, other than securities issued or guaranteed by the U.S. government, in Ford Motor Company and Occidental Petroleum Corp. of $107.0 and $81.4, respectively, which exceed 10% of shareholder's interest before net unrealized investment losses.

  As required by law, the Company has investments on deposit of $5.0 and $3.9 at December 31, 1994 and 1993, respectively, with governmental authorities and banks for the protection of policyholders.

                                          GNA Variable Investment Account--F-21

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  For the years ended December 31, the sources of investment income of the Company were as follows:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                          1994   DECEMBER 31  MARCH 31    1992
                                         ------  ----------- ----------- ------
   Fixed maturities..................... $724.9    $398.7      $ 76.9    $298.1
   Mortgage loans.......................  105.7      76.1        24.9      99.9
   Other................................   13.7       5.2         2.2      13.4
                                         ------    ------      ------    ------
   Gross investment income..............  844.3     480.0       104.0     411.4
   Investment expense...................   (6.5)     (2.8)       (1.4)     (5.0)
                                         ------    ------      ------    ------
   Net investment income................ $837.8    $477.2      $102.6    $406.4
                                         ======    ======      ======    ======

  For the years ended December 31, the Company realized sales proceeds, gross investment gains and losses as follows:

                                                       1993
                                              -----------------------
                                               APRIL 1--  JANUARY 1--
                                       1994   DECEMBER 31  MARCH 31     1992
                                      ------  ----------- ----------- --------
   Sales proceeds.................... $860.1   $2,591.4      $15.7    $1,309.1
                                      ------   --------      -----    --------
   Gross realized investment:
     Gains...........................   17.5       35.3         .9        39.5
     Losses..........................  (11.2)     (31.0)       (.8)       (7.6)
                                      ------   --------      -----    --------
   Net realized investment gains
    (losses)......................... $  6.3   $    4.3      $  .1    $   31.9
                                      ======   ========      =====    ========

  The additional proceeds from investments result from principal collected on mortgage-backed securities, maturities, calls and sinking payments.

  The changes in net unrealized gain (loss) of fixed maturities for the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992 were $(1,019.9), $(21.3), $93.0 and $(48.7), respectively.

  Fixed maturities are considered available for sale pursuant to SFAS No. 115. Accordingly, fixed maturities are accounted for at fair value through share-holder's interest, net of the following adjustments:

                                                               1994      1993
                                                             ---------  ------
      Fixed maturities...................................... $(1,041.2) $(21.3)
      Deferred acquisition costs............................       1.9     --
      Present value of future profits.......................     101.2   (10.2)
      Deferred income taxes.................................     328.3    11.0
      Minority interest.....................................      81.0     4.2
                                                             ---------  ------
        Net unrealized investment loss...................... $  (528.8) $(16.3)
                                                             =========  ======

F-22--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The maturity distribution of the fixed maturities portfolio at December 31 was as follows:

                                               1994                1993
                                        ------------------- -------------------
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
   Due in one year or less............. $   257.7 $   254.7 $   553.0 $   554.7
   Due between one year through five
    years..............................   3,093.2   2,917.0   2,798.1   2,817.5
   Due between five years through ten
    years..............................   2,922.5   2,635.4   2,744.9   2,734.9
   Due after ten years.................   2,811.5   2,395.8   2,752.6   2,714.3
                                        --------- --------- --------- ---------
     Subtotals.........................   9,084.9   8,202.9   8,848.6   8,821.4
   Mortgage-backed securities..........   2,237.6   2,078.4   2,103.0   2,108.9
                                        --------- --------- --------- ---------
     Totals............................ $11,322.5 $10,281.3 $10,951.6 $10,930.3
                                        ========= ========= ========= =========

  The evaluation of investment and credit risk is undertaken by a number of rating services, such as Standard & Poor's Corporation and Moody's Investors Services. These services assign a letter rating to each security on the basis of their evaluation. Bonds with ratings ranging from AAA to BBB are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated"; this has neither positive nor negative implications regarding the value of the security.

  The fixed maturities portfolio at December 31 consisted of the following classes of securities:

                                                   1994              1993
                                             ----------------- -----------------
                                               FAIR              FAIR
                                               VALUE   PERCENT   VALUE   PERCENT
                                             --------- ------- --------- -------
   Agencies and treasuries.................. $ 2,015.5   19.6% $ 1,808.2   16.6%
   AAA......................................     390.2    3.8      451.2    4.1
   AA.......................................     792.0    7.7    1,005.6    9.2
   A........................................   2,948.4   28.7    3,147.1   28.8
   BBB......................................   3,166.9   30.8    3,619.0   33.1
   BB.......................................     429.6    4.2      348.6    3.2
   B........................................      67.8     .7       91.2     .8
   CCC......................................       --     --          .1    --
   Not rated................................     470.9    4.5      459.3    4.2
                                             ---------  -----  ---------  -----
     Totals................................. $10,281.3  100.0% $10,930.3  100.0%
                                             =========  =====  =========  =====

  At December 31, 1994 and 1993, there were no bonds and one bond ($0.9), re-spectively, in default as to interest and principal.

 (b) Mortgage Loans

  At December 31, 1994 and 1993, the Company's mortgage loan portfolio consisted of 1,226 and 1,123, respectively, first mortgage loans on commercial real estate properties. The loans, which are originated by the Company through a network of mortgage bankers, are made only on completed, leased properties and generally have a maximum loan-to-value ratio of 75% at the date of origination. The Company does not engage in construction lending or land loans.

                                          GNA Variable Investment Account--F-23

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The Company originated $62.3, $30.9 and $24.7 of mortgages secured by real estate in California, which represent 16%, 22% and 22% of total originations for the years ended December 31, 1994, 1993 and 1992, respectively. At December 31, 1994 and 1993 respectively, the Company held $558.3 and $527.8 in mortgages secured by real estate in California; this is 40% and 50% of the total mortgage portfolio, respectively.

  At December 31, 1994 and 1993, there were two and one, respectively, mortgage loans with a book value of $2.5 and $0.6 in default as to interest and principal; reserves for interest and principal amounts deemed uncollectible have been established.

  The allowance for losses on mortgage loans at December 31, 1994 and 1993 represented 2.3% and 2.8% of total mortgage loans, respectively.

  The following table shows the activity in the allowance for losses during the years ended December 31:

                                                           1993
                                                  -----------------------
                                                   APRIL 1--  JANUARY 1--
                                           1994   DECEMBER 31  MARCH 31   1992
                                           -----  ----------- ----------- -----
   Balance at beginning of period......... $30.5     $30.4       $ .8     $ 1.0
   Additions..............................   2.4       2.6         .8       5.4
   Amounts written off, net...............   (.9)     (2.5)       (.6)     (5.6)
                                           -----     -----       ----     -----
   Balance at end of period............... $32.0     $30.5       $1.0     $  .8
                                           =====     =====       ====     =====

  Amounts written off in 1994 were approximately 0.07% of average mortgage loans outstanding during the year, compared with 0.57% and 0.25% during 1993 and 1992, respectively.

  In conjunction with the GE Capital purchase of GNA, in March 1993, the Company sold 52 mortgage loans and 4 real estate properties with an estimated fair value of $51.6 to Weyerhaeuser Financial Services, Inc. The assets were sold for $47.4, which represented their recorded value as of February 28, 1993. The Company recognized a loss of $4.2 on this transaction for which Weyerhaeuser Financial Services, Inc. made an equivalent capital contribution.

  SFAS No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, together modify the accounting and disclosure that applies when it is probable that all amounts due under contractual terms of a commercial loan will not be collected. Had these standards been adopted for 1994, there would have been no effect on earnings or financial position, and management does not foresee any significant future effect following adoption on January 1, 1995.

F-24--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(3) FEDERAL AND STATE INCOME TAXES

  The total provisions for federal and state income tax for the years ended December 31 consisted of the following components:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                           1994  DECEMBER 31  MARCH 31   1992
                                           ----- ----------- ----------- -----
   Current federal income tax provision... $12.0   $ 27.6       $3.6     $19.5
   Deferred federal income tax provision
    (benefit).............................  29.2    (17.2)       1.2      (3.4)
                                           -----   ------       ----     -----
     Subtotal--federal provision..........  41.2     10.4        4.8      16.1
                                           -----   ------       ----     -----
   Current state income tax provision.....   2.5      3.0         .2       3.4
   Deferred state income tax provision
    (benefit).............................   1.0     (1.2)       --         .5
                                           -----   ------       ----     -----
     Subtotal--state provision............   3.5      1.8         .2       3.9
                                           =====   ======       ====     =====
     Total federal and state income tax
      provision........................... $44.7   $ 12.2       $5.0     $20.0
                                           =====   ======       ====     =====

  On August 10, 1993, the federal income tax rate applied to corporations was increased from 34% to 35% effective January 1, 1993, due to the Omnibus Budget Reconciliation Act of 1993. This change has been reflected in net income for the nine months ended December 31, 1993.

  The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:

                                                           1993
                                                  -----------------------
                                                   APRIL 1--  JANUARY 1--
                                            1994  DECEMBER 31  MARCH 31   1992
                                            ----  ----------- ----------- ----
   Federal statutory corporate tax rate.... 35.0%    35.0%       34.0%    34.0%
   State income tax........................  2.2      1.9         1.0      5.1
   Rate change.............................  --      (9.4)        --       --
   Change in accounting principle..........  --       --          --      (2.1)
   Goodwill amortization...................  2.5      1.6         --       --
   Other, net..............................  1.8      (.5)        --        .3
                                            ----     ----        ----     ----
     Effective rate........................ 41.5%    28.6%       35.0%    37.3%
                                            ====     ====        ====     ====

  The components of the net deferred income tax benefit at December 31 were as follows:

                                                                  1994    1993
                                                                 ------  ------
   Assets:
     Net unrealized investment loss............................  $328.3  $ 11.0
     Future annuity and contract benefits......................   241.7   276.1
     Guaranty association assessments..........................    22.6    20.2
     Deferred acquisition costs................................     3.9    27.6
     Other assets..............................................     6.2     3.3
                                                                 ------  ------
       Total deferred tax assets...............................   602.7   338.2
                                                                 ------  ------
   Liabilities:
     Fixed maturity valuation..................................   (94.2)  (97.9)
     Mortgage loans............................................     --    (28.1)
     Present value of future profits...........................   (95.9)  (44.6)
     Other.....................................................    (7.9)    (.8)
                                                                 ------  ------
       Total deferred tax liabilities..........................  (198.0) (171.4)
                                                                 ------  ------
       Net deferred income tax benefit.........................  $404.7  $166.8
                                                                 ======  ======


                                          GNA Variable Investment Account--F-25

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  At December 31, 1994, the Company's deferred income tax assets and liabilities include adjustments related to the acquisition of GNA, which was accounted for tax purposes as a purchase of assets.

  Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and tax planning strategies will generate sufficient taxable income to realize deferred tax assets. No valuation allowance for deferred tax assets was deemed necessary.

(4) RELATED-PARTY TRANSACTIONS

  During the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993, and year 1992, the Company received $2.6, $4.4, $1.9 and $5.7, respectively, from its affiliates, GNA Securities, Inc. and GNA Distributors, Inc. for reimbursement of marketing, administrative and general office expenses.

(5) COMMITMENTS AND CONTINGENCIES

 (a) Mortgage Loan Commitments

  As of December 31, 1994 and 1993, the Company was committed to fund $126.7 and $140.6, respectively, in mortgage loans.

 (b) Leases

  The Company leases the office space used in its operations. Lease expense for the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992 amounted to $3.4, $2.5, $0.8 and $3.0, respectively.

  Future minimum commitments under operating leases as of December 31, 1994 are summarized as follows:

      1995................................................................ $ 4.3
      1996................................................................   4.1
      1997................................................................   3.8
      1998................................................................   3.7
      1999................................................................   2.8
                                                                           -----
        Total............................................................. $18.7
                                                                           =====

  Rates for certain office space leases are subject to inflationary increases. The effect of such inflationary increases has not been reflected in the future minimum commitments.

 (c) Deferred Compensation Arrangements

  The Company has nonqualified deferred compensation arrangements with certain senior officers. Compensation earned will be paid through a ten-year annuity, commencing ten years from the date of employment or promotion. Deferred compensation vests at 10% for each year of service. The present value of accrued amounts vested at December 31, 1994 and 1993 were $3.6 and $3.8, respectively. During the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993, and year 1992, the Company expensed $0.6, $0.5, $0.2 and $0.8, respectively, related to deferred compensation.

F-26--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

 (d) Guaranty Association Assessments

  The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

  There are currently several insurance companies which had substantial amounts of annuity business, in the process of liquidation or rehabilitation. The Company paid $10.3, $3.5, $0.9 and $2.6 to various state guaranty associations during the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992, respectively. At December 31, 1994 and 1993, accounts payable and accrued expenses include $46.8 and $57.1, respectively, related to estimated assessments.

 (e) Litigation

  There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

(6) STATUTORY BASIS DATA AND RESTRICTION OF RETAINED EARNINGS

  The Company files financial statements with state insurance regulatory authorities which are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholder's interest.

  During 1994, the American Institute of Certified Public Accountants issued Statement of Position 94-5, Disclosures of Certain Matters in the Financial Statements of Insurance Enterprises. This Statement requires certain disclosures concerning prescribed and permitted statutory accounting methods. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices as defined by this Statement, which vary from prescribed accounting practices or GAAP.

                                          GNA Variable Investment Account--F-27

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The principal differences between GAAP and statutory accounting practices are shown in the following reconciliation of net income:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                          1994   DECEMBER 31  MARCH 31   1992
                                         ------  ----------- ----------- -----
   Net income-GAAP...................... $ 47.5    $ 24.8       $ 9.3    $33.6
   Investment income....................   96.8     120.0         6.4      5.4
   Net realized investment losses.......  (16.7)    (24.2)        --     (17.4)
   Amortization of interest maintenance
    reserve, net of transferred gains
    and losses..........................   15.5      12.2          .4      1.8
   Adjustment to liability for future
    annuity and contract benefits....... (106.8)   (157.4)        2.2     20.2
   Deferred acquisition costs, less
    amortization........................  (63.1)    (27.2)       (8.9)   (34.1)
   Amortization of intangibles..........   58.0      19.8         --       --
   Statutory guaranty association
    assessments.........................   (7.3)      (.4)        3.5     19.8
   Provision for income taxes...........   44.7      12.2         5.0     20.0
   Statutory income tax benefit
    (expense)...........................    5.7      10.7        (4.0)   (22.2)
   Minority interest....................   15.5       5.7         --       --
   Statutory loss (pre-acquisition).....    --      (12.7)        --       --
   Other................................   (7.2)     (5.9)        --       (.1)
                                         ------    ------       -----    -----
       Statutory net income (loss)...... $ 82.6    $(22.4)      $13.9    $27.0
                                         ======    ======       =====    =====
   Statutory net income (loss) by
    company:
     GNA................................ $ 36.9    $ 44.4       $12.6    $22.4
     GE Capital Assurance...............   30.0     (95.0)        --       --
     First GNA..........................   15.7      28.2         1.3      4.5
     GNA Life...........................    --        --          --        .1
                                         ------    ------       -----    -----
       Totals........................... $ 82.6    $(22.4)      $13.9    $27.0
                                         ======    ======       =====    =====

  The principal differences between GAAP shareholder's interest and statutory basis capital and surplus at December 31 are as follows:

                                                                1994     1993
                                                               -------  -------
   Shareholder's interest--GAAP............................... $ 265.4  $ 737.7
   Investment valuation.......................................   791.7   (415.3)
   Investment in subsidiaries.................................   185.7    150.9
   Deferred acquisition costs.................................   (92.1)   (27.1)
   Intangible assets..........................................  (562.7)  (468.1)
   Deferred income tax benefit................................  (404.7)  (166.8)
   Nonadmitted assets.........................................   (43.3)   (16.3)
   Future annuity and contract benefits valuation.............   544.7    770.3
   Interest maintenance reserve...............................  (126.6)  (143.2)
   Asset valuation reserve....................................  (108.3)   (96.5)
   Guaranty association assessments...........................    63.0     72.0
   Minority interest..........................................   279.6    342.4
   Other, net.................................................    (1.5)     7.8
                                                               -------  -------
   Statutory capital and surplus.............................. $ 790.9  $ 747.8
                                                               =======  =======
   Statutory capital and surplus by company:
     GNA...................................................... $ 298.7  $ 288.3
     GE Capital Assurance.....................................   343.2    311.0
     First GNA................................................   149.0    148.5
                                                               -------  -------
       Totals................................................. $ 790.9  $ 747.8
                                                               =======  =======


F-28--GNA Variable Investment Account

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  Prior to its acquisition, GE Capital Assurance had entered into reinsurance agreements with various companies (including Employers Reassurance Corporation, an affiliate of GE Capital), to cede single premium deferred annuities on a modified-coinsurance basis. The net effect of these transactions are to increase statutory surplus by $31.5 and $77.1 at December 31, 1994 and 1993, respectively.

  These reinsurance agreements do not relieve the Company from its primary obligation to the policyholders, and have been recorded as deposits in the accompanying consolidated financial statements.

  Insurance companies are restricted by certain states as to the amount of dividends they may pay within a given calendar year to their parent without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of common stock) at the close of the previous year, subject to a maximum limit equal to statutory earned surplus. At December 31, 1994, approximately $37.4 was available for dividend payments in 1995. Similar restrictions apply to First GNA and GE Capital Assurance. At December 31, 1994, First GNA had $14.7 and GE Capital Assurance had $0 available for dividend payments in 1995.

(7) FAIR VALUE OF FINANCIAL INSTRUMENTS

  On December 31, 1994, the Company adopted SFAS No. 119, Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. This statement requires disclosures about amounts, nature and terms of derivative financial instruments and modifies existing disclosure requirements for other financial instruments.

  The Company has no derivative financial instruments as defined by SFAS No. 119, other than mortgage loan commitments of $126.7 and $140.6 at December 31, 1993 and 1992, respectively. The fair value of mortgage loan commitments approximates the nominal amounts due to the short term nature of these commitments.

  The fair values of financial instruments presented in the applicable notes to the Company's consolidated financial statements are estimates of the fair values at a specific point in time using available market information and appropriate valuation methodologies. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

  The fair value of fixed maturities equals quoted market price, if available. If a quoted market price is not available, fair values are estimated based on management's judgment using market prices for similar instruments.

  The fair value of mortgage loans is estimated by discounting the estimated future cash flows using current loan origination rates adjusted for credit risks.

  The fair value of policy loans approximates the carrying values because the interest rates used in discounted cash flow analysis (current rates offered on policy loans) are substantially equal to the policy loan interest rates offered in the past.


                                          GNA Variable Investment Account--F-29

-------------------------------------------------------------------------------

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  For short-term investments, the carrying amount is a reasonable estimate of fair value.

  The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value, based on interest rates currently offered on similar contracts, for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.

  At December 31, the carrying amounts and fair values of the Company's financial instruments were as follows:

                                                1994                1993
                                         ------------------- -------------------
                                         CARRYING    FAIR    CARRYING    FAIR
   FINANCIAL INSTRUMENTS                  AMOUNT     VALUE    AMOUNT     VALUE
   ---------------------                 --------- --------- --------- ---------
   Fixed maturities..................... $10,281.3 $10,281.3 $10,930.3 $10,930.3
   Mortgage loans.......................   1,352.1   1,312.7   1,054.9   1,104.8
   Policy loans.........................      88.6      88.6      97.8      97.8
   Short-term investments...............      58.7      58.7     152.4     152.4
                                         --------- --------- --------- ---------
     Total assets....................... $11,780.7 $11,741.3 $12,235.4 $12,285.3
                                         --------- --------- --------- ---------
   Investment contracts................. $ 9,769.1 $ 9,466.1 $ 9,522.1 $ 9,287.5
                                         ========= ========= ========= =========

F-30--GNA Variable Investment Account

-------------------------------------------------------------------------------

                                                                   SCHEDULE III

                  GREAT NORTHERN INSURED ANNUITY CORPORATION

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                               (PARENT COMPANY)

                                BALANCE SHEETS

                          DECEMBER 31, 1994 AND 1993
                         (DOLLAR AMOUNTS IN MILLIONS)

                           ASSETS                              1994      1993
                           ------                            --------  --------
Investments:
  Fixed maturities.......................................... $4,556.1  $4,398.4
  Mortgage loans............................................  1,257.4   1,054.0
  Real estate owned.........................................      6.3       7.5
  Policy loans..............................................      3.3       3.1
  Short-term investments....................................     41.6      52.0
  Investment in subsidiaries................................    (87.6)    295.9
                                                             --------  --------
    Total investments.......................................  5,777.1   5,810.9
Cash........................................................     13.3      12.6
Accrued investment income...................................     83.4      77.4
Deferred acquisition costs..................................     75.6      23.0
Intangible assets...........................................    352.5     264.5
Income tax receivable.......................................      --        7.1
Deferred income tax benefit.................................     81.6      44.4
Other assets................................................     19.3      18.2
                                                             --------  --------
    Total assets............................................ $6,402.8  $6,258.1
                                                             ========  ========
           LIABILITIES AND SHAREHOLDER'S INTEREST
           --------------------------------------
Liabilities:
  Future annuity and contract benefits...................... $5,857.5  $5,377.3
  Other policyholder liabilities............................    181.3      74.6
  Accounts payable and accrued expenses.....................     76.1      68.5
  Income tax payable........................................     22.5       --
                                                             --------  --------
    Total liabilities.......................................  6,137.4   5,520.4
                                                             --------  --------
Shareholder's interest:
  Common stock..............................................      2.5       2.5
  Additional paid-in capital................................    719.4     726.7
  Net unrealized investment loss............................   (528.8)    (16.3)
  Retained earnings.........................................     72.3      24.8
                                                             --------  --------
    Total shareholder's interest............................    265.4     737.7
                                                             --------  --------
    Total liabilities and shareholder's interest............ $6,402.8  $6,258.1
                                                             ========  ========

                                          GNA Variable Investment Account--F-31

-------------------------------------------------------------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                (PARENT COMPANY)

                              STATEMENTS OF INCOME

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                        1993
                                              -------------------------
                                               APRIL 1--   JANUARY 1 --
                                       1994   DECEMBER 31    MARCH 31    1992
                                      ------  ------------ ------------ ------
                                                 (POST-
                                              ACQUISITION)
Revenues:
  Net investment income.............. $388.9     $254.7       $92.2     $362.8
  Net realized investment gains......    6.2         .2         --        28.1
  Premiums...........................  104.4        9.2         2.1        7.0
  Surrender fee and other income.....    6.8        8.2         2.7       12.3
  Equity in earnings of subsidiaries.    6.3        9.9         1.4        5.1
                                      ------     ------       -----     ------
    Total revenues...................  512.6      282.2        98.4      415.3
                                      ------     ------       -----     ------
Benefits and expenses:
  Interest credited..................  265.8      209.0        72.5      306.3
  Increase in policy reserves........  104.0        8.0         1.2        5.5
  Annuity and surrender benefits.....    8.1        3.7         1.0        3.7
  Commissions........................   42.0       16.4         6.3       27.0
  General expenses...................   25.3       23.9        11.2       53.9
  Amortization of intangibles, net...   44.4       14.1         --         --
  Increase in deferred acquisition
   costs, net........................  (51.2)     (23.2)       (7.2)     (28.4)
                                      ------     ------       -----     ------
    Total benefits and expenses......  438.4      251.9        85.0      368.0
                                      ------     ------       -----     ------
    Income before income taxes.......   74.2       30.3        13.4       47.3
Provision for income taxes...........   26.7        5.5         4.1       13.7
                                      ------     ------       -----     ------
    Net income....................... $ 47.5     $ 24.8       $ 9.3     $ 33.6
                                      ======     ======       =====     ======

F-32--GNA Variable Investment Account

--------------------------------------------------------------------------------

                  GREAT NORTHERN INSURED ANNUITY CORPORATION
                               AND SUBSIDIARIES

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                               (PARENT COMPANY)

                           STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

                                                      1993
                                            ------------------------
                                             APRIL 1--   JANUARY 1--
                                   1994     DECEMBER 31   MARCH 31     1992
                                 ---------  ------------ ----------- ---------
                                               (POST-
                                            ACQUISITION)
Cash flows from operating
 activities:
 Net income....................  $    47.5   $    24.8     $   9.3   $    33.6
                                 ---------   ---------     -------   ---------
 Adjustments to reconcile net
  income to net cash provided
  by operating activities:
   Equity in earnings of
    subsidiaries...............       (6.3)       (9.9)       (1.4)       (5.1)
   Increase in future policy
    benefits...................      369.8       218.9        73.8       311.8
   Net realized investment
    gains......................       (6.2)        (.2)        --        (28.1)
   Amortization of investment
    premiums and discounts.....       60.6        64.2        19.9        61.8
   Amortization of intangibles.       44.4        13.7          .4         1.5
   Gain on sale of GNA Life....        --          --          --          (.7)
   Change in certain assets and
    liabilities:
     Decrease (increase) in:
      Accrued investment
       income..................       (6.1)        (.8)       (4.5)       (6.5)
      Deferred acquisition
       costs...................      (51.2)      (23.2)       (7.2)      (28.4)
      Deferred income tax
       benefit.................       (6.7)       16.4         1.0        (2.6)
      Income tax receivable....        7.1         2.5         2.9        (6.2)
      Other assets.............       (2.0)       (4.1)         .2        (4.4)
     Increase (decrease) in:
      Other policyholder
       liabilities.............      106.7        (3.4)       16.2         3.7
      Accounts payable and
       accrued expenses........        8.1        10.7        (5.5)        9.8
      Income tax payable.......       22.5         --          --          --
                                 ---------   ---------     -------   ---------
      Total adjustments........      540.7       284.8        95.8       306.6
                                 ---------   ---------     -------   ---------
      Net cash provided by
       operating activities....      588.2       309.6       105.1       340.2
                                 ---------   ---------     -------   ---------
Cash flows from investing
 activities:
 Proceeds from investments in
  fixed maturities and real
  estate ......................    1,054.3       866.7       251.9     3,439.8
 Principal collected on
  mortgage loans...............       91.1       115.1         7.1        44.4
 Purchases of fixed maturities.   (1,564.1)   (1,266.8      (655.1)   (3,927.3)
 Mortgage loan originations....     (302.8)     (103.2)      (37.0)     (114.3)
                                 ---------   ---------     -------   ---------
      Net cash used in
       investing activities....     (721.5)     (388.2)     (433.1)     (557.4)
                                 ---------   ---------     -------   ---------
Cash flows from financing
 activities:
 Proceeds from issue of
  investment contracts.........      789.1       394.5       152.8       690.6
 Redemption and benefit
  payments on investment
  contracts ...................     (672.5)     (346.7)     (109.7)     (348.0)
 Capital contribution to
  subsidiaries.................        --          (.5)        --         (2.1)
 Proceeds from sale of GNA
  Life.........................        --          --          --          6.6
 Dividend received (paid)......        7.0         --          --        (12.0)
                                 ---------   ---------     -------   ---------
      Net cash provided by
       financing activities....      123.6        47.3        43.1       335.1
                                 ---------   ---------     -------   ---------
      Net increase (decrease)
       in cash and cash
       equivalents.............       (9.7)      (31.3)     (284.9)      117.9
Cash and cash equivalents at
 beginning of period...........       64.6        95.9       380.8       262.9
                                 ---------   ---------     -------   ---------
Cash and cash equivalents at
 end of period.................  $    54.9   $    64.6     $  95.9   $   380.8
                                 =========   =========     =======   =========

                                          GNA Variable Investment Account--F-33

-------------------------------------------------------------------------------

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   CONSOLIDATED FINANCIAL STATEMENTS FOR THE
              PERIOD JANUARY 1, 1993 THROUGH JULY 14, 1993 AND THE
                        YEAR ENDED DECEMBER 31, 1992 AND
                          INDEPENDENT AUDITORS' REPORT

F-34--GNA Variable Investment Account

--------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder
United Pacific Life Insurance Company
Philadelphia, Pennsylvania

  We have audited the accompanying consolidated balance sheets of United Pa-cific Life Insurance Company (the "Company") (a subsidiary of Reliance Insur-ance Company) and subsidiaries as of July 14, 1993 and December 31, 1992, and the related consolidated statements of income, changes in common shareholder's equity and cash flows for the period January 1, 1993 through July 14, 1993 and the years ended December 31, 1992 and 1991. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of United Pacific Life Insurance Company and subsidiaries as of July 14, 1993 and December 31, 1992 and the re-sults of their operations and their cash flows for the period January 1, 1993 through July 14, 1993 and the years ended December 31, 1992 and 1991 in con-formity with generally accepted accounting principles.

  As discussed in Note 1, in 1993, the Company changed its method of account-ing for income taxes to conform with Statement of Financial Accounting Stan-dards No. 109.

                                          Deloitte Touche

October 29, 1993

                                          GNA Variable Investment Account--F-35

-------------------------------------------------------------------------------

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                          JULY 14, DECEMBER 31,
                                                            1993       1992
                                                          -------- ------------
                         ASSETS
                         ------
Investments:
  Fixed maturities investment portfolio--at amortized
   cost (quoted market $3,431.6--1993 and $3,542.1--
   1992)................................................. $3,152.8   $3,362.2
  Fixed maturities available for sale--at market value
   (amortized cost $1,743.6--1993 and $1,630.3--1992)....  1,889.8    1,676.7
  Equity securities--at quoted market (cost $7.6)........                11.6
  Real Estate............................................               199.7
  Policy Loans...........................................     96.8       97.9
  Short-Term Investments.................................    335.7      559.8
                                                          --------   --------
    Total investments....................................  5,475.1    5,907.9
Cash.....................................................    428.8       14.0
Investment Income Due and Accrued........................    119.3      117.3
Deferred Policy Acquisition Costs........................    242.4      261.9
Other Assets.............................................     15.2       37.6
                                                          --------   --------
                                                          $6,280.8   $6,338.7
                                                          ========   ========
       LIABILITIES AND COMMON SHAREHOLDER'S EQUITY
       -------------------------------------------
Future Policy Benefits................................... $5,430.7   $5,604.6
Policy Claims Pending....................................      7.2       11.6
Policyholders' Funds.....................................     28.8       17.4
Federal Income Taxes, Principally Deferred...............     71.0       46.6
Dividend payable.........................................     25.3
Other Liabilities........................................     14.3       16.1
                                                          --------   --------
                                                           5,577.3    5,696.3
                                                          --------   --------
Contingencies
Common Shareholder's Equity:
  Common stock, $200,000 par value per share, 5,000
   shares authorized, 15 shares issued and outstanding...      3.0        3.0
  Additional paid-in capital.............................    394.2      386.0
  Retained earnings......................................    209.8      220.1
  Net unrealized gain on investments in equity
   securities............................................                 2.7
  Net unrealized gain on investments in fixed maturities
   available for sale....................................     96.5       30.6
                                                          --------   --------
                                                             703.5      642.4
                                                          --------   --------
                                                          $6,280.8   $6,338.7
                                                          ========   ========

                See notes to consolidated financial statements.

F-36--GNA Variable Investment Account

--------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                   JANUARY 1, 1993  YEAR ENDED
                                                       THROUGH     DECEMBER 31,
                                                    JULY 14, 1993      1992
                                                   --------------- ------------
REVENUES:
  Premiums earned.................................     $ 21.8         $ 71.8
  Investment product policy charges...............        2.4            5.5
  Net investment income...........................      267.7          527.9
  Other income....................................        0.2            2.7
  Net realized gain (loss) on investments.........       38.7          104.5
                                                       ------         ------
                                                        330.8          712.4
                                                       ------         ------
BENEFITS AND EXPENSES:
  Policyholders' benefits.........................      134.2          160.6
  Increase in future policy benefits..............       98.5          348.0
  Commissions, taxes and administrative expenses..        9.7           24.2
  Amortization of deferred policy acquisition
   costs..........................................       25.6           29.7
                                                       ------         ------
                                                        268.0          562.5
                                                       ------         ------
INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE................       62.8          149.9
INCOME TAX PROVISION..............................      (31.6)         (50.8)
                                                       ------         ------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE.............................       31.2           99.1
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
 PRINCIPLE........................................        6.3
                                                       ------         ------
NET INCOME........................................     $ 37.5         $ 99.1
                                                       ======         ======

                                          GNA Variable Investment Account--F-37

-------------------------------------------------------------------------------

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED STATEMENTS OF CHANGES IN COMMON SHAREHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                                       NET
                                                                   UNREALIZED
                                                                     GAIN ON
                                                    NET UNREALIZED INVESTMENTS
                                                    GAIN (LOSS) ON  IN FIXED
                                ADDITIONAL          INVESTMENTS IN MATURITIES     COMMON
                         COMMON  PAID-IN   RETAINED     EQUITY      AVAILABLE  SHAREHOLDER'S
                         STOCK   CAPITAL   EARNINGS   SECURITIES    FOR SALE      EQUITY
                         ------ ---------- -------- -------------- ----------- -------------
BALANCE, DECEMBER 31,
 1991...................  $3.0    $374.2    $159.0       $0.2                     $536.4
  Capital contribution..            11.8                                            11.8
  Net income............                      99.1                                  99.1
  Change in unrealized
   gain after deferred
   income taxes.........                                  2.5         $30.6         33.1
  Dividend..............                     (38.0)                                (38.0)
                          ----    ------    ------       ----         -----       ------
BALANCE, DECEMBER 31,
 1992...................   3.0     386.0     220.1        2.7          30.6        642.4
  Net income............                      37.5                                  37.5
  Capital contribution..             8.2                                             8.2
  Change in unrealized
   gain after deferred
   income taxes.........                                 (2.7)         65.9         63.2
  Dividend..............                     (47.8)                                (47.8)
                          ----    ------    ------       ----         -----       ------
BALANCE, JULY 14, 1993..  $3.0    $394.2    $209.8       $  0         $96.5       $703.5
                          ====    ======    ======       ====         =====       ======


                See notes to consolidated financial statements.

F-38--GNA Variable Investment Account

--------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                                YEAR ENDED
                                               JANUARY 1, 1993 DECEMBER 31,
                                                   THROUGH         1992
                                                JULY 14, 1993  ------------
                                               ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income..................................    $   37.5       $   99.1
  Changes in noncash items:
    Amortization and depreciation.............         2.5            5.1
    Accretion of discount on fixed maturity
     investments..............................       (17.6)         (37.3)
    Deferred policy acquisition costs.........        19.4           14.6
    Future policy benefits and policy claims
     pending..................................        94.2          348.7
  Policyholders' funds........................        11.4          (47.8)
  Other--net..................................        18.2          (30.3)
                                                  --------       --------
                                                     165.6          352.1
                                                  --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales and redemptions of fixed maturity
   investments................................     1,656.3        2,776.9
  Sales of equity securities..................         7.6            2.7
  Purchases of fixed maturities...............    (1,543.3)      (2,686.7)
  Purchases of equity securities..............                       (4.6)
  Purchases (sales) of short-term
   investments--net...........................       225.0           60.2
  Purchases of fixed assets--net..............        (0.1)          (0.2)
  (Purchases) sales of real estate--net.......       197.7           (4.5)
  Other--net..................................         1.0            0.6
                                                  --------       --------
                                                     544.2          144.4
                                                  --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Investment contract deposits................        37.6           92.4
  Investment contract withdrawals.............      (310.0)        (555.9)
  Capital contribution........................                       11.8
  Dividends paid..............................       (22.6)         (38.0)
                                                  --------       --------
                                                    (295.0)        (489.7)
                                                  --------       --------
INCREASE (DECREASE) IN CASH...................       414.8            6.8
CASH, BEGINNING OF YEAR.......................        14.0            7.2
                                                  --------       --------
CASH, END OF YEAR.............................    $  428.8       $   14.0
                                                  ========       ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:
  Cash paid for interest (net of amount
   capitalized, $.5--1992)....................    $      0       $      0
                                                  ========       ========
Cash paid for federal income taxes............    $   24.6       $   39.9
                                                  ========       ========

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES:

  In 1993, the Company received tax benefits from its parents of $8.2 (see
Note 4).

  In 1992, the Company received 222,726 shares of common stock and $11.8 mil-lion par value Kendall International Company 10.0% bonds maturing in year 2000 and $3.7 million in cash in exchange for its investment in Kendall Interna-tional Company 14% bonds maturing in 1998 under Kendall International Company's reorganization plan.


                See notes to consolidated financial statements.

                                          GNA Variable Investment Account--F-39

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Consolidation and Presentation--United Pacific Life Insurance Company ("UPL") is a wholly owned subsidiary of Reliance Insurance Company ("Reliance") whose ultimate parent company is Reliance Group Holdings, Inc. ("Reliance Group"). In 1992, direct ownership of the United Pacific Life Insurance Company's stock was transferred from United Pacific Insurance Company to Reliance. On July 14, 1993, Reliance sold UPL to General Electric Capital Corporation (see Note 2).

  The consolidated financial statements of United Pacific Life Insurance Company and subsidiaries (the "Company") include the accounts of United Pacific Life Insurance Company and its wholly owned subsidiaries: United Pacific Financial Services, Inc., Reliance Life Insurance Company (formerly MML Life Insurance Company), American First Security Life Insurance Company, Legend Insurance Agency, Inc., RDG, Inc., United Pacific Structured Settlement Company, and United Pacific Reliance Life Insurance Company of New York. All material intercompany balances and transactions have been eliminated in consolidation.

  The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles, which differ in certain respects from statutory accounting principles followed in reports filed with insurance regulatory authorities. Prior years' consolidated financial statements have been reclassified to conform with the current year's presentation. The financial statements are presented on an historical basis and do not contemplate any purchase accounting adjustments to the assets and liabilities of the Company which may arise from the sale of the Company as described in Note 2.

  Investments--Fixed maturity investments for which the Company has both the intent and ability to hold to maturity include bonds and redeemable preferred stocks which are carried at amortized cost. Effective June 30, 1992, the Company designated a portion of its fixed maturity portfolio as "available for sale." Securities so classified, which represent securities that will be held for an indefinite period of time, are carried at quoted market value, with the net unrealized gain or loss included in common shareholder's equity. Investments in equity securities include common and nonredeemable preferred stocks and are carried at quoted market, with the net unrealized gain or loss included in common shareholder's equity. Investment real estate is carried at depreciated cost. Real estate costs include real estate taxes, interest and other carrying costs incurred prior to the substantial completion of a real estate development project. Investments whose decline in market value is deemed to be other than temporary are written down to net realizable value, and accrual of investment income is discontinued. Write-downs and realized gains and losses, determined on a specific identification basis, are included in income.

  Income Taxes--The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109, effective January 1, 1993. Previously, deferred income taxes were provided in accordance with Accounting Principles Board Opinion No. 11. Under SFAS No. 109, deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. In 1993, the cumulative effect on prior years related to this change in accounting principle resulted in an increase in net income of $6.3 million.

F-40--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Policy Income, Related Benefits and Expenses-- Premiums from sales of traditional life insurance products, primarily life contingent structured settlement, immediate annuity and pension annuity products, are recognized as revenue when policies are issued. Premiums received are recorded as policyholders' funds until policies are issued. The future policy benefit liability for these products is equal to the present value of all such future benefits based on mortality, interest at rates ranging from 6.0% to 11.2% and other assumptions which were appropriate at the time the policies were issued. Deferred policy acquisition costs for these products, principally commissions, are being amortized over the estimated lives of the policies.

  Payments received from sales of investment products, principally single premium deferred annuities and non-life contingent immediate annuities, are recognized by providing a liability equal to the current value of the policyholders' contracts. Interest credit rates range from 4.0% to 11.0%. Deferred policy acquisition costs related to these products are amortized in relation to the present value of the expected gross profits, based on estimated investment yields, mortality and surrender charges, over the lives of the policies. The effects of revisions to expected gross profits (based on actual experience) on total amortization recorded to date are reflected in earnings in the period estimated gross profits are revised.

  Fair Values of Financial Instruments--The following methodology was used by the Company in estimating the fair value disclosures for financial instruments:

  . Marketable Securities--Fair values for fixed maturity securities
    (including redeemable preferred stocks) are based on quoted market prices, dealer quotes and prices obtained from independent pricing services. Equity securities are carried at fair value on the balance sheet based on quoted market prices.

  . Cash and Short-Term Investments--The carrying amounts reported on the balance sheet for cash and short-term investments approximate their fair value.

  . Policy Loans--The carrying amounts of policy loans approximate their fair value. Discounted cash flow analyses approximate the policy loan carrying value because the interest rates used in the calculations (current rates offered on policy loans) are substantially equal to the policy loan interest rates offered in the past.

  . Investment Contracts--Investment contracts, as defined by SFAS No. 97, are those contracts "that do not subject the Company to significant mortality or morbidity risk." Investment contracts include single premium deferred annuities, immediate annuities and supplementary contracts not having significant mortality risk. Cash surrender value is used in determining the fair value of single premium deferred annuities. Fair values for the fixed liability investment contracts (immediate annuities and supplementary contracts) are estimated using discounted cash flow analyses, based on interest rates currently offered on similar fixed liability annuity contracts.

  The carrying amounts and fair values of the Company's investment-type insurance contracts at July 14, 1993 are as follows (in millions):

                                                               CARRYING   FAIR
                                                                AMOUNT   VALUE
                                                               -------- --------
      Single premium deferred annuities....................... $2,677.8 $2,615.9
      Single premium immediate annuities......................    401.2    511.9
      Supplementary contracts.................................     66.0     70.5
                                                               -------- --------
                                                               $3,145.0 $3,198.3
                                                               ======== ========


                                          GNA Variable Investment Account--F-41

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fair value disclosures are not required for insurance contracts that are not investment-type contracts; however, the Company takes these liabilities into consideration in its asset/liability management process. The Company's ongoing asset/liability management process reduces its exposure to interest rate volatility.

2. SALE OF THE COMPANY

  On July 14, 1993, Reliance sold all of the outstanding common stock of the Company to General Electric Capital Corporation (the "transaction"). Under the terms of the transaction, the following assets were sold by the Company in 1993 to Reliance (in thousands):

             Real estate...................... $180.3
             Fixed maturities.................  258.5
             Equity securities................    5.9
                                               ------
             Book value of assets.............  444.7
             Consideration received...........  416.5
                                               ------
             Realized loss.................... $(28.2)
                                               ======

  Also under the terms of the transaction, the Company made a dividend to Reliance. This dividend transferred the Company's investment in its wholly owned subsidiaries, United Pacific Financial Services, Inc. and RDG, Inc. An additional dividend, as required under the terms of the transaction, was made immediately after the transaction. This dividend transferred the Company's investment in its wholly owned subsidiary, Reliance Life Insurance Company (formerly MML Life Insurance Company) to Reliance. All of the above subsidiaries were transferred to Reliance at their book values.

3. INVESTMENTS

  The amortized cost and estimated market values of fixed maturity investments at July 14, 1993 are as follows:

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED  MARKET
BONDS AND NOTES                          COST      GAINS      LOSSES    VALUE
---------------                        --------- ---------- ---------- --------
                                                    (IN MILLIONS)
United States Government and
 Government Agencies and Authorities.. $  624.5    $ 16.4              $  640.9
Public utilities......................  1,555.1     121.8               1,676.9
Corporate securities..................  2,677.7     284.3     $(2.0)    2,960.0
Other bonds and notes.................     24.2       1.5                  25.7
Redeemable preferred stock............     14.9       2.9                  17.8
                                       --------    ------     -----    --------
                                       $4,896.4    $426.9     $(2.0)   $5,321.3
                                       ========    ======     =====    ========

F-42--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The amortized cost and estimated market values of fixed maturity investments at December 31, 1992 are as follows:

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED  MARKET
BONDS AND NOTES                          COST      GAINS      LOSSES    VALUE
---------------                        --------- ---------- ---------- --------
                                                    (IN MILLIONS)
United States Government and
 Government Agencies and Authorities.. $  223.9    $  5.3     $ (0.2)  $  229.0
Public utilities......................  1,834.8     100.7       (4.2)   1,931.3
Corporate securities..................  2,860.2     161.7      (41.3)   2,980.6
Other bonds and notes.................     57.6       2.3                  59.9
Redeemable preferred stock............     16.0       2.0                  18.0
                                       --------    ------     ------   --------
                                       $4,992.5    $272.0     $(45.7)  $5,218.8
                                       ========    ======     ======   ========

  The amortized cost and estimated market values of fixed maturity investments at July 14, 1993, by contractual maturity, are as follows:

                                                             AMORTIZED  MARKET
                                                               COST     VALUE
                                                             --------- --------
                                                               (IN MILLIONS)
      Due after one year through five years................. $  176.3  $  192.4
      Due after five years through ten years................  2,051.9   2,202.1
      Due after ten years through fifteen years.............  1,143.8   1,257.3
      Due after fifteen years through twenty years..........    509.2     572.3
      Due after twenty years................................  1,015.2   1,097.2
                                                             --------  --------
                                                             $4,896.4  $5,321.3
                                                             ========  ========

  Net investment income for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consisted of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Investment income:
        Fixed maturities..................................  $257.4     $502.3
        Short-term investments............................     4.0       16.6
        Real estate.......................................     4.5        7.9
        Other.............................................     3.5        8.1
                                                            ------     ------
                                                             269.4      534.9
      Investment expenses.................................    (1.7)      (7.0)
                                                            ------     ------
                                                            $267.7     $527.9
                                                            ======     ======

  Proceeds from sales of fixed maturity investments and gross realized gains (losses) on such sales for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 are as follows:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Proceeds from sales.................................  $718.4    $1,496.2
                                                            ------    --------
      Gross realized gains................................    91.1       125.0
      Gross realized losses...............................   (47.7)      (18.2)
                                                            ------    --------
      Net realized gains..................................  $ 43.4    $  106.8
                                                            ======    ========


                                          GNA Variable Investment Account--F-43

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net realized and unrealized gain (loss) on investments for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consisted of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Net realized gain (loss) on investments:
        Fixed maturities.................................   $ 43.4     $106.8
        Equity securities................................      3.1       (0.4)
        Other............................................     (7.8)      (1.9)
                                                            ------     ------
                                                            $ 38.7     $104.5
                                                            ======     ======
      Net unrealized appreciation (depreciation) in
       equity securities.................................              $  3.8
      Deferred income tax provision......................                (1.3)
                                                                       ------
                                                                       $  2.5
                                                                       ======
      Net unrealized appreciation on investments in fixed
       maturities available for sale.....................   $146.2     $ 46.3
      Deferred income tax provision......................    (49.7)     (15.7)
                                                            ------     ------
                                                            $ 96.5     $ 30.6
                                                            ======     ======

  The Company maintains a diversified and balanced fixed maturity portfolio representing a broad spectrum of industries and types of securities. Further diversification is provided by limiting the amount invested in any one issue and issuer, and at July 14, 1993, no one investment (excluding government-backed securities) exceeded 1.7% of the portfolio.

  Approximately 26% and 15% of the Company's fixed maturity and short-term investment portfolio at July 14, 1993 is comprised of securities issued by the utility and petroleum industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region. No other industry group comprises more than 10% of the Company's fixed maturity and short-term investment portfolio.

4. PROVISION FOR INCOME TAXES

  Under the Life Insurance Company Income Tax Act of 1959, a portion of income from operations was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as a policyholders' surplus account. There is no present intention to distribute the earnings of the Company, no foreseeable need to reduce the policyholders' surplus account, nor is there any present intention to perform any action which will cause amounts included in the policyholders' surplus account to become includable in the Company's taxable income. Accordingly, no provision for income tax has been made on the amounts accumulated in the policyholders' surplus account. Under the Deficit Reduction Act of 1984, the policyholders' surplus account balance as of December 31, 1983 may no longer be increased. Thus, the balance in the policyholders' surplus account is frozen in the amount of $7.5 million.

  The Company files a consolidated federal income tax return with Reliance Group. For tax years prior to 1993, the Company is subject to the terms of a tax sharing agreement (the "Agreement") whereby taxes are payable to, or refundable from, Reliance Group. Effective January 1, 1993, the Agreement was amended whereby taxes are payable to, or refundable from, Reliance Group on net capital gains and losses only.

F-44--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Additionally, the provision for income taxes is computed as if the Company files a separate consolidated tax return with its subsidiaries with the exception of the treatment of capital losses, which cannot be used on a separate company basis, for which Reliance Group provides a benefit.

  Effective January 1, 1993, the Company adopted SFAS No. 109, "Accounting for Income Taxes," which required a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Under SFAS No. 109, the effect on deferred taxes of a change in the tax rates is recognized in income in the period that included the enactment date. Under the deferred method, deferred taxes were recognized using the tax rate applicable to the year of calculation and were not adjusted for subsequent changes in tax rates.

  Provision (benefit) for income taxes for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consists of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Current.............................................  $33.2      $38.5
      Deferred............................................   (1.6)      12.3
                                                            -----      -----
                                                            $31.6      $50.8
                                                            =====      =====

  Deferred income tax expense (benefit) for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 arose from the following:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Change in policy reserves...........................  $ 9.3      $18.3
      Deferred policy acquisition costs...................   (6.1)      (4.8)
      Return of capital dividend..........................               0.4
      Realized capital losses.............................   (5.6)      (3.9)
      Tax amortization of original issue discount.........               0.8
      Accrual of market discount..........................    0.4        0.9
      Investment income adjustment........................               0.4
      Other...............................................    0.4        0.2
                                                            -----      -----
                                                            $(1.6)     $12.3
                                                            =====      =====

  The reconciliation of taxes computed at the statutory rate of 34% to the income tax provision (benefit) for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 is as follows:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Tax provision (benefit) at statutory rate...........  $21.4      $51.0
      Nondeductible capital losses........................   10.2
      Other...............................................              (0.2)
                                                            -----      -----
      Income tax provision (benefit)......................  $31.6      $50.8
                                                            =====      =====


                                          GNA Variable Investment Account--F-45

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  At July 14, 1993, the Company had deferred tax assets of $63.8 million and deferred tax liabilities of $135.5 million, which net to deferred tax liabilities of $71.7 million. The deferred tax assets primarily relates to future policy benefits while deferred tax liabilities primarily relate to deferred acquisition costs and net unrealized gains on investments in fixed maturities available for sale. There was no valuation allowance recorded against deferred tax assets at July 14, 1993.

5. COMMON SHAREHOLDER'S EQUITY

  Under the applicable laws and regulations of the State of Delaware, the Company is required to maintain minimum statutory capital and surplus in the aggregate amount of $.5 million. The Company had statutory policyholders' capital and surplus of $345.9 million and $376.7 million at July 14, 1993 and December 31, 1992, respectively. Statutory net income (loss) was $(31.4) million for the period January 1, 1993 through July 14, 1993 and $26.2 million and for the year ended December 31, 1992.

  Dividend payments by the Company are limited by statutory restrictions to the higher of 10% of surplus or 100% of the prior year's net gain, not to exceed unassigned surplus, subject to the broad discretionary powers of insurance regulatory authorities to further limit dividend payments of insurance companies. During 1993, $47.8 million in dividends were made (see
Note 2). During 1992, a $38 million dividend payment was made.

6. PENSION EXPENSE

  Retirement benefits, covering substantially all employees, are provided under a noncontributory trusteed pension plan of Reliance Insurance Company, a wholly owned subsidiary of Reliance Group. Pension expenses allocated to the Company were $.1 million for the period January 1, 1993 through July 14, 1993 and $.2 million for the year ended December 31, 1992. Projected benefit obligation and plan asset information are not available separately for the Company.

7. RELATED PARTY TRANSACTIONS

  The Company shares certain common services and facilities with Reliance. The cost of these services is allocated to the Company and amounted to $3.0 million for the period January 1, 1993 through July 14, 1993 and $7.5 million for the year ended December 31, 1992.

8. CONTINGENCIES

  The Company is subject to assessment from the guaranty fund associations established by the various states in which the Company does business. Assessments are made by the associations to cover the insurance obligations of insolvent or rehabilitated insurance companies. In most states, guaranty fund assessments can be recovered through a reduction in future premium and other state taxes payable.

  Based on preliminary estimates provided by the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") of the costs of several major insolvencies, the Company has estimated a current liability for these guaranty fund assessments. In addition to the normal accruals made for assessments in 1992, based on the data provided to the life insurance industry by NOLHGA, the Company accrued an additional $1.9 million, representing the future guaranty fund assessments from those states which do not permit tax offsets. There were no additional accruals made by the Company during 1993 related to future guaranty fund assessments.

F-46--GNA Variable Investment Account

-------------------------------------------------------------------------------

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

  In the event that the Company is not able to offset guaranty fund assess-ments against its future premium tax liabilities, the assessments could have an adverse impact on the Company's profitability in any particular accounting period.

  In the ordinary course of business, the Company is involved in certain liti-gation, some of which involves or may involve substantial claims. In the opin-ion of management, the ultimate liability, if any, will not have a material adverse effect on the financial condition of the Company.

                                   * * * * *

                                          GNA Variable Investment Account--F-47

-------------------------------------------------------------------------------

                          GNA VARIABLE SERIES TRUSTSM

GNA Variable Series Trust (the "Trust") is a professionally managed, open-end investment company that offers a selection of diversified managed investment portfolios (individually a "Portfolio"; collectively, the "Portfolios"), each with its own investment objective and policies. This Prospectus describes the following four Portfolios currently offered by the Trust.

THE GNA GOVERNMENT PORTFOLIO'S investment objective is to produce a high level of current income consistent with safety of principal. This Portfolio will seek to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

THE GNA GROWTH PORTFOLIO'S investment objective is to provide long term growth of capital. This Portfolio will seek to achieve its objective by investing primarily in equity securities of companies which, in the opinion of the Port-folio's sub-adviser, have above average prospects for growth.

THE GNA VALUE PORTFOLIO'S investment objective is to provide long-term growth of capital and an above-average level of dividend income by investing primar-ily in equity securities. This Portfolio will seek to provide a higher total return than that of the Standard & Poor's 500 Stock Index (the "S&P 500 In-dex").

THE GNA ADJUSTABLE RATE PORTFOLIO'S investment objective is to produce a high level of current income consistent with limiting fluctuations in net asset value of shares. This Portfolio will seek to achieve its objective by invest-ing primarily in adjustable rate securities, including, but not limited to ad-justable rate mortgage securities.

Shares of each Portfolio are offered only to insurance company separate ac-counts that fund certain variable contracts. The information contained in this Prospectus should be read together with the Prospectus for the variable con-tracts.

This Prospectus sets forth the information about the Trust and the Portfolios that you ought to know before allocating premiums or cash value from variable contracts to the Portfolios. Please read this Prospectus carefully and retain it for future reference. A Statement of Additional Information (dated July 11,
1995) for the Portfolios has been filed with the Securities and Exchange Com-mission and is incorporated herein by reference. This Statement of Additional Information is available upon request and without charge by contacting the Trust at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101 or by telephoning (800) 455-0870.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

THESE SECURITIES ARE NOT DEPOSITS WITH, OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ANY AFFILIATE THEREOF, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

 PROSPECTUS
 July 11, 1995

       TABLE OF CONTENTS

  FINANCIAL HIGHLIGHTS...............   2
  GENERAL INFORMATION................   6
  INVESTMENT OBJECTIVES
   AND POLICIES......................   6
  The GNA Government
   Portfolio.........................   6
  The GNA Growth Portfolio...........  11
  The GNA Value Portfolio............  14
  The GNA Adjustable Rate
   Portfolio.........................  17
  Additional Investment
   Techniques........................  22
  PURCHASES AND
   REDEMPTIONS.......................  26
  EXCHANGE PRIVILEGE.................  26
  NET ASSET VALUE....................  27
  The Government Portfolio...........  27
  The Growth Portfolio...............  27
  The Value Portfolio................  27
  The Adjustable Rate Portfolio......  27
  DIVIDENDS,
   DISTRIBUTIONS AND
   TAXES.............................  28
  PERFORMANCE
   INFORMATION.......................  29
  Yield..............................  29
  Total Return.......................  29
  Periodicals and
   Indices...........................  30
  THE TRUST, THE
   PORTFOLIOS AND
   MANAGEMENT........................  30
  The Government Portfolio...........  31
  The Growth Portfolio...............  31
  The Value Portfolio................  32
  The Adjustable Rate Portfolio......  33
  ADDITIONAL
   INFORMATION.......................  34
  Transfer Agent and
   Custodian.........................  34
  Independent Accountants and
   Counsel...........................  34

 Two Union Square
 601 Union Street, Suite 5600
 Seattle, Washington 98101-2336


                                                   GNA Variable Series Trust--1

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                              GOVERNMENT PORTFOLIO

  The financial highlights set forth below include selected data for a share of the Government Portfolio outstanding throughout the period and other perfor-mance information derived from the financial statements.

                                                                        1995+
                                                                       -------
Net Asset Value, beginning of period.................................. $ 25.00
Income from Investment Operations
  Net investment income (a)...........................................     .36
  Net realized and unrealized gain on investments.....................     .81
Total from investment operations......................................    1.17
Less Distributions From
  Net investment income...............................................    (.34)
Net Asset Value, end of period........................................ $ 25.83
Total Return (%)......................................................    4.87*
Ratios/Supplemental Data
Ratios (%):
  Expenses to average daily net assets (a)............................     .89**
  Net investment income to average daily net assets...................    6.74**
  Portfolio turnover..................................................  552.95**
Net Assets, end of period (millions).................................. $   5.3
(a)Reimbursement for expenses from Adviser............................ $ 0.119
  Operating expenses ratio excluding reimbursement for expenses.......    3.13**

--------
+  For the three month period ended March 31, 1995 (unaudited).
*  Periods less than one year are not annualized.
** Annualized.

2--GNA Variable Series Trust

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                               GROWTH PORTFOLIO

  The financial highlights set forth below include selected data for a share of the Growth Portfolio outstanding throughout the period and other performance information derived from the financial statements.

                                                                        1995+
                                                                        ------
Net Asset Value, beginning of period................................... $25.00
Income from Investment Operations
  Net Investment income (a)............................................    .05
  Net realized and unrealized gain on investments......................   2.00
Total from investment operations.......................................   2.05
Net Asset Value, end of period......................................... $27.05
Total Return (%).......................................................   8.19*
Ratios/Supplemental Data
Ratios (%):
  Expenses to average daily net assets (a).............................   1.09**
  Net investment income to average daily net assets....................    .72**
  Portfolio turnover...................................................  83.74**
Net Assets, end of period (millions)................................... $  3.3
(a) Reimbursement for expenses from Adviser............................ $0.195
 Operating expenses ratio excluding reimbursement for expenses.........   4.22**

--------
  +For the three month period ended March 31, 1995 (unaudited).
  *Periods less than one year are not annualized.
 **Annualized.

                                                   GNA Variable Series Trust--3

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                VALUE PORTFOLIO

  The financial highlights set forth below include selected data for a share of the Value Portfolio outstanding throughout the period and other performance information derived from the financial statements.

                                                                        1995+
                                                                        ------
Net Asset Value, beginning of period................................... $25.00
Income from Investment Operations
  Net Investment income (a)............................................    .16
  Net realized and unrealized gain on investments......................   1.40
Total from investment operations.......................................   1.56
Less Distributions From
  Net investment income................................................   (.15)
Net Asset Value, end of period......................................... $26.41
Total Return (%).......................................................   6.24*
Ratios/Supplemental Data
Ratios (%):
  Expenses to average daily net assets (a).............................   1.09**
  Net investment income to average daily net assets....................   2.63**
  Portfolio turnover...................................................  17.91**
Net Assets, end of period (millions)................................... $  2.1
(a) Reimbursement for expenses from Adviser............................ $0.274
 Operating expenses ratio excluding reimbursement for expenses.........   5.50**

--------
  +For the three month period ended March 31, 1995 (unaudited).
  *Periods less than one year are not annualized.
 **Annualized.

4--GNA Variable Series Trust

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                           ADJUSTABLE RATE PORTFOLIO

  The financial highlights set forth below include selected data for a share of the Adjustable Rate Portfolio outstanding throughout the period and other performance information derived from the financial statements.

                                                                        1995+
                                                                        ------
Net Asset Value, beginning of period................................... $25.00
Income from Investment Operations
  Net Investment income (a)............................................    .31
  Net realized and unrealized gain on investments......................    .75
Total from investment operations.......................................   1.06
Less Distributions From
  Net investment income................................................   (.31)
Net Asset Value, end of period......................................... $25.75
Total Return (%).......................................................   4.29*
Ratios/Supplemental Data
Ratios (%):
  Expenses to average daily net assets (a).............................    .69**
  Net investment income to average daily net assets....................   5.03**
  Portfolio turnover...................................................  85.74**
Net Assets, end of period (millions)................................... $  5.2
(a) Reimbursement for expenses from Adviser............................ $0.139
Operating expenses ratio excluding reimbursement for expenses..........   2.97**

--------
+  For the three month period ended March 31, 1995 (unaudited).
*  Periods less than one year are not annualized.
** Annualized.

                                                   GNA Variable Series Trust--5

-------------------------------------------------------------------------------

GENERAL INFORMATION
-------------------------------------------------------------------------------

GNA Variable Series TrustSM (the "Trust") is a Delaware business trust, and is an open-end, diversified, management investment company. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable contracts (the "Contracts"). Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain re-strictions or limitations on the allocation of purchase payments or Contract value to the Trust, and the Trust may not be available in connection with a particular Contract. Prospective investors should consult the applicable Con-tract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Shares of the Portfolios are offered to the separate accounts of insurance companies that are affiliated with GNA Capital Management, Inc., the Trust's investment adviser, and may also be offered to the separate accounts of unaf-filiated insurance companies. Shares of the Portfolios may serve as the under-lying investments for both annuity and life insurance contracts. In that event, certain conflicts may at some point arise between variable annuity con-tract holders and variable life insurance contract holders which could ad-versely affect the management of the Portfolios. See "Purchases and Redemp-tions."

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

The Trust offers four series of shares, each of which represents a segregated, separately managed portfolio of securities with its own investment objective. The investment objective of each Portfolio is a fundamental policy that cannot be changed without shareholder approval. Except as expressly provided in this Prospectus or the Statement of Additional Information, the other investment policies of each Portfolio are not fundamental and may be changed without such approval. There can be no assurance that a Portfolio will be able to achieve its investment objective.

THE GNA GOVERNMENT PORTFOLIO

The investment objective of the GNA Government Portfolio (the "Government Portfolio") is to produce a high level of current income consistent with safety of principal.

The Government Portfolio will seek to achieve its investment objective by in-vesting primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, having remaining maturities of one year or more ("U.S. Government Securities"). The Government Portfolio intends to invest at least 65% of the value of its total assets in U.S. Government Se-curities except during times when the Government Portfolio's Adviser, GNA Cap-ital Management, Inc., (the "Adviser") believes the adoption of a temporary defensive position is desirable due to prevailing market or economic condi-tions.

The remainder of the Government Portfolio's assets will be invested in other debt instruments having a rating from Standard & Poor's Corporation ("S&P") of AAA and cash or cash equivalents. Cash equivalents, for purposes of the Gov-ernment Portfolio, are highly liquid instruments which include commercial pa-per having a rating from S&P of A-1 or A-1+.

The composition and weighted average maturity of the Government Portfolio will vary from time to time, based upon a determination of how best to further the Government Portfolio's investment objective. The Government Portfolio is ex-pected to have an average duration of approximately 4 years. A bond's duration is the weighted average life of its principal and interest payments and is of-ten considered a useful indication of its price volatility.

U.S. GOVERNMENT SECURITIES. The U.S. Government Securities which the Govern-ment

6--GNA Variable Series Trust

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

Portfolio may purchase include but are not limited to (1) U.S. Treasury obli-gations: Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years); and (2) obligations issued, guaranteed or otherwise backed by U.S. Government agencies and instrumentali-ties which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association ("GNMA"), the General Services Administration and Federal Maritime Administration), (b) the right of the issuer to borrow an amount lim-ited to a specific line of credit from the U.S. Treasury (such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Housing Administration ("FHA"), and the U.S. Postal Service); the U.S. Treasury has discretionary authority to provide financial assistance to such entities, however, it is not obligated to do so by law and may take steps to restrict or eliminate such support in the future; or (c) the credit of the agency or instrumentality (such as obliga-tions of the Federal Home Loan Bank and Federal Farm Credit System).

U.S. Government Securities of the type to be included in the Government Port-folio have historically involved little risk of loss of principal if held to maturity. However, the prices of such securities are inversely affected by changes in interest rate levels. A decrease in rates generally produces an in-crease in the value of the Government Portfolio's investments, while an in-crease in rates generally reduces the value of these investments. Certain ad-ditional risks are described below.

MORTGAGE SECURITIES. A mortgage security is an interest in a pool of mortgage loans. With the requisite degree of government backing, a mortgage security may constitute a U.S. Government Security. The primary issuers of mortgage se-curities that constitute U.S. Government Securities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Gov-ernment National Mortgage Association. The principal and interest on GNMA se-curities are guaranteed by GNMA and U.S. Government. While the mortgage secu-rities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government, their close relationship with the U.S. Government makes them high quality securities with minimal credit risk. There is no limit upon the Government Portfolio's investments in mortgage-backed U.S. Government Se-curities and from time-to-time a majority of the Government Portfolio may be invested in such securities.

Some mortgage securities are called "pass-through certificates" because a pro rata share of interest (less GNMA, FHLMC or FNMA fees and any applicable loan servicing fees) as well as scheduled and unscheduled principal payments on the underlying mortgage pool are passed through each month to the owner of the se-curity (e.g., the Government Portfolio).

Investments by the Government Portfolio in U.S. Government Securities which are mortgage-backed securities may have maturities shorter than anticipated if the underlying mortgages are prepaid. This prepayment feature will make such mortgage-backed securities less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage inter-est rates. At the time principal payments or prepayments are received by the Government Portfolio, prevailing interest rates may be higher or lower than the current yield of the Government Portfolio's portfolio. As a result, GNMA certificates and other mortgage-backed securities will have less potential for capital appreciation during periods of declining interest rates than other in-vestments of comparable maturities due to the likelihood of increased prepay-ments of mortgages as interest rates decline. If the Government Portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayment of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Government Portfolio's principal investment to the extent of the premium paid.


                                                   GNA Variable Series Trust--7

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

As prepayment rates of individual mortgage pools vary widely, it is not possi-ble to predict accurately the average life of a particular issue of GNMA cer-tificates or other mortgage-backed security. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast major-ity of GNMA certificates, is approximately 12 years. Therefore, it is custom-ary to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest on GNMA certificates is lower than the interest rate paid on the mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA certificates. First, GNMA cer-tificates may be issued at a premium or discount, rather than at par, and, af-ter issuance, GNMA certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepay-ment experience of the mortgage pool underlying it.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). The Government Portfolio may also invest in CMOs which are debt obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Typically, CMOs are collateral-ized by mortgage securities guaranteed or issued by GNMA, FNMA or FHLMC. Pay-ments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although cer-tain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Government Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related se-curities.

STRIPPED MORTGAGE SECURITIES. The Government Portfolio may also invest in stripped mortgage securities. With such securities, the principal and interest payments on a pool of mortgages are separated or "stripped" to create two classes of securities. In general, the interest-only, or "IO" class of stripped securities, receives all interest and no principal payments, while the principal-only, or "PO" class, is entitled to receive all principal and no interest payments. Stripped mortgage securities are expected to be acutely sensitive to fluctuations in interest rates which, in turn, affect prepayment rates on the mortgages underlying stripped securities. The Government Portfo-lio will invest principally in IO securities for the purpose of reducing, or hedg-ing against, the decline in principal value of mortgage securities which may occur as a result of increasing interest and prepayment rates.

INVERSE FLOATING OBLIGATIONS. The Government Portfolio may invest in mortgage securities and other instruments that are "inverse floating obligations." The interest rates on these instruments typically decline as market interest rates increase, and increase as market rates decline. Such instruments have the ef-fect of providing the opportunity for incremental returns, because they will generally increase or decrease in value in response to changes in market in-terest rates at a rate which is a multiple of the rate at which fixed-rate se-curities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the mar-ket values of conventional securities.

FORWARD ROLL TRANSACTIONS. In order to enhance current income, the Government Portfolio may enter into forward roll transactions with respect to mortgage-backed securities. In a forward roll transaction, the Government Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but with different prepayment his-

8--GNA Variable Series Trust

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

tories than those sold. The Government Portfolio is compensated by the differ-ence between the current sales price and the lower forward price for the fu-ture purchase as well as by the interest earned on the cash proceeds of the initial sale. The value of securities sold by the Government Portfolio in for-ward roll transactions may decline below the repurchase price of the corre-sponding similar securities. At the time the Government Portfolio enters into a forward roll transaction, it will place in an account with the Custodian cash, U.S. Government Securities or high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subse-quently monitor the account to insure that the equivalent value is maintained.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Government Portfolio may in-vest in mortgage securities backed by pools of adjustable rate mortgages, as well as mortgage securities backed by pools of fixed-rate mortgages. Adjust-able rate mortgages, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on adjustable rate mortgages is adjusted at regular intervals based on a specified, published in-terest rate "index." The new rate is determined by adding a specific interest amount, the "margin" or "spread," to the interest rate of the index. As a re-sult, ARMs generally provide higher yields than money market securities and more stable principal values than longer term fixed-rate mortgage securities. Investment in ARMs allows the Government Portfolio to participate in changing interest rate levels through regular adjustments in the coupons of the under-lying mortgages, resulting in more variable current income and lower price volatility than longer term fixed-rate mortgage securities. The ARMs in which the Government Portfolio expects to invest will generally adjust their inter-est rates at regular intervals of two years or less. ARMs are a less effective means of locking in long-term rates than securities collateralized by fixed-rate mortgages because the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates. The interest rates paid on the adjustable rate mortgages underlying ARMs are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are two main categories of indices: rates tied to the yield on U.S. Treasury securities or the London interbank offered rate; and those derived from a calculated measure such as a cost of living in-dex or a moving average of mortgage rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate lev-els. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. Due to the inverse relationship between interest rates and the value of certain securities, such a delay in adjusting to changes in interest rates may cause the Government Portfolio's net asset value to increase or decrease in value, particularly during periods between interest adjustment dates.

The underlying adjustable rate mortgages in which the Government Portfolio in-vests will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, re-spectively, during each adjustment period and over the life of the loan. In-terest rate caps on mortgages underlying ARMs may prevent their income from increasing to prevailing interest rate levels, and cause these securities to decrease in value. Conversely, interest rate floors on mortgages underlying ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. In addition, some residential mortgage loans limit adjustments to the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may cause the outstanding principal balance of the mortgage to increase.

Mortgage securities generally have a maximum maturity of 15 to 30 years. How-ever, due to the adjustable rate feature of the mortgages underlying ARMs, their prices are considered

                                                   GNA Variable Series Trust--9

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

to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the princi-pal volatility of ARMs may be more comparable to short- and intermediate-term securities than to longer term fixed-rate mortgage securities.

SECURITIES LENDING. The Government Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional income. Loans may be made pursuant to agreements which provide safeguards for the Government Portfolio, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Trustees. The Gov-ernment Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Gov-ernment Portfolio's total assets. The Government Portfolio receives compensa-tion for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. The Government Portfolio also continues to receive interest or dividends on the securities lent. However, the amounts received by the Government Portfolio may be reduced by finders' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insol-vent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the secu-rity loaned, and the borrower would be unable to furnish additional collater-al. The borrower would be liable for any shortage, but the lending Government Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

OTHER INVESTMENT TECHNIQUES. The Government Portfolio may engage in when is-sued and delayed delivery transactions, short sales against the box, and pay-ment of premiums with respect to straddles and real estate investment trusts but presently has no intention to engage in any such investment techniques to the extent that more than 5% of the Government Portfolio's net assets would be at risk. For further information on these investment techniques, see the Statement of Additional Information.

TEMPORARY INVESTMENTS. The Government Portfolio may hold up to 100% of its as-sets in cash or short-term, high-quality money market securities such as re-purchase agreements for temporary defensive purposes if, in the opinion of the Adviser, unusual market conditions warrant such a position. See the Statement of Additional Information.

PORTFOLIO TURNOVER. The Government Portfolio may experience a very substantial turnover of its portfolio because of its options transactions, since the Gov-ernment Portfolio may be forced to sell portfolio securities in order to meet its obligations under call options written by the Government Portfolio. See "Additional Investment Techniques--Options." In addition, options are gener-ally entered into for hedging purposes on a quarterly basis and the Government Portfolio's options holdings may be adjusted at the end of each quarter. Al-though it is anticipated that the annual portfolio turnover rate will exceed 100%, portfolio turnover is not expected to exceed 200%. Generally, a 100% turnover rate would occur if all of the securities in the portfolio (except those excluded from the calculation of portfolio turnover by the Securities and Exchange Commission (the" SEC")) were sold and either repurchased or re-placed within one year. While the Government Portfolio will pay commissions in connection with its options transactions, U.S. Government Securities are gen-erally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transac-tion

10--GNA Variable Series Trust

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

costs, which will be borne directly by the Government Portfolio. See "Portfo-lio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

RISK FACTORS. There are risks in any investment program, and there is no as-surance that the Government Portfolio will achieve its investment objective. The securities in which the Government Portfolio may invest are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of princi-pal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the market and other market fac-tors. The net asset value of a share of the Government Portfolio will fluctu-ate as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

INVESTMENT RESTRICTIONS. In seeking to reduce investment risk, the Government Portfolio operates under certain investment restrictions. The restrictions in the following paragraph may not be changed except by a vote of the sharehold-ers of the Government Portfolio. The remaining restrictions and policies are subject to change by the Trustees.

The Government Portfolio may not invest in a security if, at the time of pur-chase, the transaction would result in: (a) more than 5% of the Government Portfolio's total assets being invested in any one issuer; or (b) more than 25% of its assets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Gov-ernment or its agencies or instrumentalities.

The Government Portfolio may not: (a) purchase more than 10% of any class of securities of any one issuer (except U.S. Government Securities); (b) purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization or acquisition of assets; (c) invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and Trustees of the Trust who individu-ally own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate. For further information on these and other investment restrictions, including other non-fundamental investment restric-tions which may be changed without a shareholder vote, see the Statement of Additional Information.

THE GNA GROWTH PORTFOLIO

The investment objective of the GNA Growth Portfolio (the "Growth Portfolio") is to provide long-term growth of capital.

The Growth Portfolio will seek to achieve its investment objective by invest-ing substantially all of its assets in common stocks under normal market con-ditions. However, a portion of the Growth Portfolio's assets may be held from time to time in other equity securities including preferred stock and war-rants. The Growth Portfolio intends to invest in securities of companies which, in the opinion of the Growth Portfolio's sub-adviser, Value Line, Inc. ("Value Line"), have above average prospects for growth. No assurance can be given that the Growth Portfolio will achieve its objective. The Growth Portfo-lio may also invest less than 5% of its total assets in equity securities con-vertible into common stocks.

In seeking long-term growth of capital, the Growth Portfolio will invest pri-marily in companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500 Index") over the long term. Consequently, the Growth Portfolio's sub-adviser, Value Line, seeks to identify those industries which offer the greatest possi-bilities for profitable expansion and, within such industries, those companies which appear most capable of sustained growth. Investments may also be made in securities of companies which Value Line believes are selling below their in-trinsic

                                                  GNA Variable Series Trust--11

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

values or in securities of cyclical companies which Value Line believes are at a low point in their cycles. It is anticipated that the Growth Portfolio will have a higher level of price volatility than the S&P 500 Index. The Growth Portfolio's investments will tend to be in issuers with small to medium capi-talizations, although the Growth Portfolio is not limited by issuer size in selecting equity securities for investment. It is anticipated that a majority of the equity securities in which the Growth Portfolio invests will be listed on a national securities exchange.

In selecting securities for purchase or sale, Value Line will rely on the Value Line Ranking System for Timeliness which has evolved after many years of research and has been used in substantially its present form since 1965. The Value Line Ranking System is based upon historical prices and reported earn-ings, recent earnings and price momentum and the degree to which the latest reported earnings deviate from estimated earnings. The Rankings are published weekly in The Value Line Investment Survey for approximately 1,700 stocks. On a scale of 1 (highest) to 5 (lowest), the Rankings compare Value Line's esti-mate of the probable market performance of each stock during the coming twelve months relative to all 1,700 stocks under review. The Value Line Rankings are updated weekly to reflect the most recent information. The Value Line Rankings do not eliminate market risk, but Value Line believes that they provide objec-tive standards for determining whether the market is undervaluing or overvalu-ing a particular security. The Growth Portfolio will usually invest in securi-ties ranked 1 or 2, although it may invest in securities ranked 3 if Value Line believes such securities are appropriate for the Growth Portfolio. Reli-ance on the Rankings is no assurance that the Growth Portfolio will perform more favorably than the market in general over any particular period.

SECURITIES LENDING. The Growth Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional in-come. Loans may be made pursuant to agreements which provide safeguards for the Growth Portfolio, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Trustees. The Growth Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Growth Portfolio's total assets. The Growth Portfolio receives compensation for lending its securities in the form of fees or it retains a portion of in-terest on the investment of any cash collateral it receives. The Growth Port-folio also continues to receive interest or dividends on the securities lent. However, the amounts received by the Growth Portfolio may be reduced by find-ers' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insol-vent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the secu-rity loaned, and the borrower would be unable to furnish additional collater-al. The borrower would be liable for any shortage, but the lending Growth Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

OTHER INVESTMENT TECHNIQUES. The Growth Portfolio may engage in when issued and delayed delivery transactions, short sales against the box and payment of premiums with respect to straddles and real estate investment trusts but pres-ently has no intention to engage in any such investment techniques to the ex-tent that more than 5% of the Growth Portfolio's net assets would be at risk. For further information on these investment techniques, see the Statement of Additional Information.

12--GNA Variable Series Trust

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

The Growth Portfolio may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the mar-ket for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

INVESTMENTS IN ISSUERS WITH SMALL TO MEDIUM CAPITALIZATIONS. Value Line con-siders issuers with small to medium capitalization to be those companies which are less mature and have the potential to grow substantially faster than the economy. Investments in these securities may involve greater than average risks because of the possible limited marketability of such securities and the possibility that their prices may fluctuate more widely than the securities of larger more established companies or than the market as a whole.

INVESTMENTS IN FOREIGN COMPANIES. The Growth Portfolio may invest up to 10% of its total assets in U.S. dollar denominated American Depository Receipts ("ADRs") which represent securities of foreign companies. ADRs are traded in the United States on national securities exchanges or over-the-counter and are issued by domestic banks. The Growth Portfolio will not make investments in foreign securities other than through ADRs.

When investing in ADRs, the Growth Portfolio assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropria-tion or confiscatory taxation that might adversely affect the market value of such ADRs. In addition, there might be less publicly available information about such foreign issuers than about domestic issuers, and such foreign is-suers may not be subject to the same accounting, auditing and financial stan-dards and requirements as domestic issuers.

TEMPORARY INVESTMENTS. The Growth Portfolio may hold up to 100% of its assets in cash or short-term, high-grade debt securities for temporary defensive pur-poses if, in the opinion of Value Line, unusual market conditions warrant such a position. The types of short-term instruments in which the Growth Portfolios may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Gov-ernment or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's Investor's Services, Inc. ("Moody's") (or, if not rated, issued by companies having an outstanding long-term unsecured debt is-sue rated at least "A" by S&P or Moody's). See the Statement of Additional In-formation.

PORTFOLIO TURNOVER. The Growth Portfolio may trade in securities for short-term profits in order to achieve its objective. Value Line anticipates that the Growth Portfolio's annual portfolio turnover rate may exceed 100% but gen-erally will not exceed 200%. A high portfolio turnover rate in any year will increase brokerage commissions paid and could result in high amount of real-ized investment gain. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

RISK FACTORS. Because the Growth Portfolio invests primarily in equity securi-ties, it is subject to market risk--i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and peri-ods when stock prices generally decline. The net asset value of a share of the Growth Portfolio will fluctuate as market conditions change. The amount re-ceived upon redemption may be more or less than a purchaser's original cost.

INVESTMENT RESTRICTIONS

In seeking to reduce investment risk, the Growth Portfolio operates under cer-tain investment restrictions. The restrictions in the following paragraph may not be changed ex-

                                                  GNA Variable Series Trust--13

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

cept by a vote of the shareholders of the Growth Portfolio. The remaining re-strictions and policies are subject to change by the Trustees.

The Growth Portfolio may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Growth Portfolio's total assets being invested in any one issuer; (b) the Growth Portfolio's own-ing more than 10% of the outstanding voting securities of an issuer; (c) more than 5% of the Growth Portfolio's total assets being invested in securities of issuers (including predecessors) with less than three years continuous opera-tions except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's; (d) more than 5% of the Growth Portfolio's total assets being invested in warrants of all types, or more than 2% of the Growth Portfo-lio's total assets being invested in warrants other than warrants attached to other securities; or (e) more than 25% of the Growth Portfolio's total assets being invested in any one industry. These restrictions do not apply to invest-ments in securities issued or guaranteed by the U.S. Government or its agen-cies or instrumentalities.

The Growth Portfolio may not: (a) invest more than 15% of its net assets in illiquid securities, including securities restricted as to resale (which re-stricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs; (c) borrow in excess of 10% of the value of its total assets and then only as a temporary measure; or (d) make cash loans except that it may pur-chase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and in-strumentalities. For further information on these and other investment re-strictions, including other non-fundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Infor-mation.

THE GNA VALUE PORTFOLIO

The investment objective of the GNA Value Portfolio (the "Value Portfolio") is to provide long-term growth of capital and an above-average level of dividend income by investing in equity securities.

The Value Portfolio invests primarily in equity securities, including common stock, preferred stock, warrants and "investment grade" securities convertible into common stock. Under normal market conditions, the Value Portfolio's sub-adviser, Duff & Phelps Investment Management Co. ("Duff & Phelps") will seek to invest substantially all of the Value Portfolio's assets in a diversified portfolio of equity securities. It is a fundamental policy of the Value Port-folio under normal market conditions to invest at least 65% of its total as-sets in such equity securities. The Value Portfolio will attempt to generate relatively high levels of dividend income and provide the potential for capi-tal appreciation. The Value Portfolio seeks to provide a higher total return than that of the S&P 500 Index. No assurance can be given that the Value Port-folio will achieve its objective.

In seeking an above-average level of dividend income, the Value Portfolio will invest primarily in companies with established operating histories, potential for dividend growth and low price-to-earnings ratios relative to the S&P 500 Index. The Value Portfolio's investments will tend to be in issuers with me-dium to large capitalizations, although the Value Portfolio is not limited by issuer size in selecting equity securities for investment. It is anticipated that a majority of the equity securities in which the Value Portfolio invests will be listed on a national securities exchange.

The Value Portfolio will generally consider debt securities to be "investment grade" if such securities are rated investment grade by a nationally recog-nized statistical rating agency (i.e., BBB or better by S&P or Baa or better by Moody's, or if such securities are not so rated but are considered by Duff & Phelps to be of equivalent investment quality. Bonds rated BBB by S&P or Baa by Moody's or

14--GNA Variable Series Trust

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

unrated securities of comparable investment quality lack outstanding charac-teristics and in fact have speculative characteristics as well, and changes in economic conditions and other circumstances are more likely to lead to a weak-ened capacity to pay interest and repay principal. In the event the rating of a security is downgraded, Duff & Phelps will determine whether the security should be retained or sold depending on an assessment of all facts and circum-stances at that time. For further information concerning the ratings of debt securities, see the Statement of Additional Information. The mix of convert-ible and nonconvertible securities in different rating categories varies over time depending on, among other factors, changes in investment strategy.

SECURITIES LENDING. The Value Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional in-come. Loans may be made pursuant to agreements which provide safeguards for the Value Portfolio, e.g., that the loans will be continuously secured by col-lateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Trustees. The Value Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Value Portfolio's total assets. The Value Portfolio receives compensation for lend-ing its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. The Value Portfolio also continues to receive interest or dividends on the securities lent. However, the amounts received by the Value Portfolio may be reduced by finders' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insol-vent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the secu-rity loaned, and the borrower would be unable to furnish additional collater-al. The borrower would be liable for any shortage, but the lending Value Port-folio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

OTHER INVESTMENT TECHNIQUES. The Value Portfolio may engage in when issued and delayed delivery transactions, short sales against the box, payment of premi-ums with respect to straddles and real estate investment trusts but presently has no intention to engage in any such investment techniques to the extent that more than 5% of the Value Portfolio's net assets would be at risk. For further information on these investment techniques, see the Statement of Addi-tional Information.

The Value Portfolio may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the mar-ket for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

INVESTMENTS IN FOREIGN COMPANIES. The Value Portfolio may invest up to 10% of its total assets in U.S. dollar denominated American Depository Receipts which represent securities of foreign companies. ADRs are traded in the United States on national securities exchanges or over-the-counter and are issued by domestic banks. The Value Portfolio will not make investments in foreign secu-rities other than through ADRs.

When investing in ADRs, the Value Portfolio assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropria-tion or confiscatory taxation that might adversely affect the market value of such ADRs. In addition, there might be less pub-

                                                  GNA Variable Series Trust--15

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

licly available information about such foreign issuers than about domestic is-suers, and such foreign issuers may not be subject to the same accounting, au-diting and financial standards and requirements as domestic issuers.

TEMPORARY INVESTMENTS. The Value Portfolio may hold up to 100% of its assets in cash or short-term debt securities for temporary, defensive purposes if, in the opinion of Duff & Phelps, unusual market conditions warrant such a posi-tion. The types of short-term instruments in which the Value Portfolio may in-vest for such purposes include short-term money market securities such as re-purchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, master notes, time deposits and bankers' acceptances of certain qualified financial institu-tions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

PORTFOLIO TURNOVER. It is the Value Portfolio's policy not to purchase and sell securities with a view toward obtaining short-term profits. The Value Portfolio will not ordinarily trade in securities for short-term profits. How-ever, when circumstances warrant, securities may be sold without regard to the length of time held. Duff & Phelps anticipates that the Value Portfolio's an-nual portfolio turnover rate may exceed 50% but generally will not exceed 100%. A high portfolio turnover rate in any year will increase brokerage com-missions paid and could result in a high amount of realized investment gain. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

RISK FACTORS. Because the Value Portfolio invests primarily in equity securi-ties, it is subject to market risk--i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and peri-ods when stock prices generally decline. The net asset value of a share of the Value Portfolio will fluctuate as market conditions change. The amount re-ceived upon redemption may be more or less than a purchaser's original cost.

INVESTMENT RESTRICTIONS

In seeking to reduce investment risk, the Value Portfolio operates under cer-tain investment restrictions. The restrictions in the following paragraph may not be changed except by a vote of the shareholders of the Value Portfolio. The remaining restrictions and policies are subject to change by the Trustees.

The Value Portfolio may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Value Portfolio's to-tal assets being invested in any one issuer; (b) the Value Portfolio's owning more than 5% of the outstanding voting securities of an issuer; (c) more than 5% of the Value Portfolio's total assets being invested in securities of is-suers (including predecessors) with less than three years of continuous opera-tions except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's; (d) more than 5% of the Value Portfolio's total assets being invested in warrants of all types, or more than 2% of the Value Portfo-lio's total assets being invested in warrants other than warrants attached to the other securities; or (e) more than 20% of the Value Portfolio's total as-sets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Value Portfolio may not: (a) invest more than 15% of its net assets in il-liquid securities, including securities restricted as to resale (which re-stricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs; (c) borrow in excess of 10% of the value of its total assets and then only as a temporary measure; or (d) make

16--GNA Variable Series Trust

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

cash loans except that it may purchase debt obligations, including money mar-ket instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities. For further informa-tion on these and other investment restrictions, including other non-fundamen-tal investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

THE GNA ADJUSTABLE RATE PORTFOLIO

The investment objective of the GNA Adjustable Rate Portfolio (the "Adjustable Rate Portfolio") is to produce a high level of current income consistent with limiting fluctuations in the net asset value of Adjustable Rate Portfolio shares.

The Adjustable Rate Portfolio will seek to achieve its investment objective by investing primarily in adjustable rate securities, including, but not limited to, adjustable rate mortgage securities ("ARMs"). ARMs are collateralized by adjustable rate, rather than fixed rate, mortgages. The Adjustable Rate Port-folio intends to invest at least 65% of the value of its total assets in ad-justable rate securities under normal market conditions.

At least 50% of the Adjustable Rate Portfolio's total assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or in-strumentalities ("U.S. Government Securities") or securities that are collat-eralized by U.S. Government Securities. The Adjustable Rate Portfolio may also invest in high-grade fixed and adjustable rate mortgage and debt securities rated within the three highest credit categories by Moody's, S&P or Fitch In-vestors Service ("Fitch") or, if unrated, determined by the Adjustable Rate Portfolio's sub-adviser, Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood") to be of equivalent quality. In the event the rating of a security is down-graded, Standish, Ayer & Wood will determine whether the securities should be retained or sold depending on an assessment of all facts and circumstances at that time. The Adjustable Rate Portfolio will concentrate at least 25% of its total assets in asset-backed securities, including mortgage securities of gov-ernmental and non-governmental issuers, collateralized mortgage obligations and other asset-backed securities. The Adjustable Rate Portfolio is expected to have an effective duration ranging from 1 year to 2 1/2 years. A bond's du-ration is the weighted average life of its principal and interest payments and is often considered a useful indication of its price volatility.

Adjustable rate mortgages, like fixed rate mortgages, have a specified matu-rity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on adjustable rate mortgages is adjusted at regular intervals based on a specified, pub-lished interest rate "index." The new rate is determined by adding a specific interest amount, the "margin" or "spread," to the interest rate of the index. See "Characteristics of ARMs." As a result, ARMs generally provide higher yields than money market securities and more stable principal values than longer term fixed rate mortgage securities. Investment in ARMs allows the Ad-justable Rate Portfolio to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, re-sulting in more variable current income and lower price volatility than longer term fixed rate mortgage securities. The ARMs in which the Adjustable Rate Portfolio expects to invest will generally adjust their interest rates at reg-ular intervals of two years or less. ARMs are a less effective means of lock-ing in long-term rates than securities collateralized by fixed rate mortgages because the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

MORTGAGE SECURITIES. A mortgage security is an interest in a pool of mortgage loans. The Adjustable Rate Portfolio will invest primarily in mortgage securi-ties that are collateralized by a pool of adjustable rate mortgages. The pri-mary issuers of ARMs are the Federal National Mortgage Association, the Fed-eral

                                                  GNA Variable Series Trust--17

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

Home Loan Mortgage Corporation and the Government National Mortgage Associa-tion. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. While the ARMs is-sued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks.

Some mortgage securities are called "pass-through certificates" because a pro-rata share of interest (less GNMA, FHLMC, or FNMA fees and any applicable loan servicing fees) as well as scheduled and unscheduled principal payments on the underlying mortgage pool are passed through each month to the owner of the se-curity (e.g., the Adjustable Rate Portfolio). While the Adjustable Rate Port-folio's net income will be distributed to shareholders, the Adjustable Rate Portfolio will reinvest scheduled and unscheduled principal payments, and pre-vailing interest rates may be higher or lower than the Adjustable Rate Portfo-lio's current yield at the time these investments are made.

CHARACTERISTICS OF ARMS. The interest rates paid on the adjustable rate mort-gages underlying ARMs are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are two main categories of indices: rates tied to the yield on U.S. Treasury securities or the London interbank offered rate; and those derived from a calculated measure such as a cost of living index or a moving average of mortgage rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in in-terest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. Due to the inverse relationship between interest rates and the value of certain securities, such a delay in adjusting to changes in interest rates may cause the Adjustable Rate Portfolio's net asset value to increase or decrease in value, particularly during periods between interest adjustment dates.

The underlying adjustable rate mortgages in which the Adjustable Rate Portfo-lio invests will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, during each adjustment period and over the life of the loan. Interest rate caps on mortgages underlying ARMs may prevent their income from increasing to prevailing interest rate levels, and cause these securities to decrease in value. Conversely, interest rate floors on mortgages underlying ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. In addition, some residential mortgage loans limit adjustments to the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may cause the outstanding principal balance of the mortgage to increase.

Mortgage securities generally have a maximum maturity of 15 to 30 years. How-ever, due to the adjustable rate feature of the mortgages underlying ARMs, their prices are considered to have volatility characteristics which approxi-mate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARMs may be more comparable to short- and intermediate-term securities than to longer term fixed rate mort-gage securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Adjustable Rate Portfolio may also invest in CMOs which are debt obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Typically, CMOs are collateralized by mortgage securities guaranteed or issued by GNMA, FNMA or FHLMC. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Adjustable Rate Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

18--GNA Variable Series Trust

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

U.S. GOVERNMENT SECURITIES. The U.S. Government Securities which the Adjust-able Rate Portfolio may purchase include but are not limited to (1) U.S. Trea-sury obligations: Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years); and (2) obligations issued, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as obligations of GNMA, the Gen-eral Services Administration and Federal Maritime Administration), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (such as obligations of the FNMA, FHLMC and the U.S. Postal Service); the U.S. Treasury has discretionary authority to provide fi-nancial assistance to such entities, however, it is not obligated to do so by law and may take steps to restrict or eliminate such support in the future; or
(c) the credit of the agency or instrumentality (such as obligations of the Federal Home Loan Bank and Federal Farm Credit System).

U.S. Government Securities of the type to be included in the Adjustable Rate Portfolio's portfolio have historically involved little risk of loss of prin-cipal if held to maturity. However, the prices of such securities are in-versely affected by changes in interest rate levels. A decrease in rates gen-erally produces an increase in the value of the Adjustable Rate Portfolio's investments while an increase in rates generally reduces the value of these investments.

OTHER SECURITIES

The Adjustable Rate Portfolio may invest up to 35% of its total assets in se-curities other than adjustable rate mortgage securities, either alone or in combination with money market securities.

MULTI-CLASS RESIDENTIAL MORTGAGE SECURITIES. The Adjustable Rate Portfolio may invest in Multi-Class Residential Mortgage Securities. Such securities repre-sent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institu-tions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed or otherwise backed by the U.S. Government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. Government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government, its agencies or instrumentalities. Addi-tionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater be-cause losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

STRIPPED MORTGAGE SECURITIES. The Adjustable Rate Portfolio may also invest in stripped mortgage securities. With such securities, the principal and interest payments on a pool of mortgages are separated or "stripped" to create two classes of securities. In general, the interest-only, or "IO" class of stripped securities, receives all interest and no principal payments, while the principal-only, or "PO" class, is entitled to receive all principal and no interest payments. Stripped mortgage securities are expected to be acutely sensitive to fluctuations in interest rates which, in turn, affect prepayment rates on the mortgages underlying stripped securities. The Adjustable Rate Portfolio will invest principally in IO securities for the purpose of reduc-ing, or hedging against, the decline in principal value of mortgage securities which may occur as a result of increasing interest and prepayment rates.

ASSET-BACKED SECURITIES. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particu-lar assets, for example, credit card or automobile receivables and home equity loans. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, orga-

                                                  GNA Variable Series Trust--19

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

nized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or en-hancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit sup-port or enhancement.

NON U.S. GOVERNMENT ARMS OR CMOS. The Adjustable Rate Portfolio may purchase ARMs or CMOs issued by private issuers. Privately issued ARMs and CMOs may take a form similar to ARMs or CMOs issued or guaranteed by GNMA, FNMA or FHMLC. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commer-cial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers must be rated at least A by S&P, Moody's or Fitch or, if unrated, be judged by Stand-ish, Ayer & Wood to be of equivalent quality. Such rating may be based, in part, on certain types of credit enhancements issued in respect of such secu-rities. Such credit enhancements may include insurance policies, bank letters of credit, or guaranties by third parties. CMOs may also be issued by private issuers. Such CMOs are collateralized by mortgages or mortgage related securi-ties of such private issuers. Certain private issuers of ARMs and CMOs may be considered investment companies under the Investment Company Act of 1940. In such event, the Adjustable Rate Portfolio may be restricted from investing in the securities of such issuers.

CASH RESERVES. The Adjustable Rate Portfolio may hold short-term U.S. govern-ment cash reserves (money market securities maturing in one year or less) if Standish, Ayer & Wood believes such holdings are advisable to facilitate the Adjustable Rate Portfolio's cash flow needs (e.g., redemptions and expenses) or for temporary defensive purposes.

DEBT SECURITIES. The Adjustable Rate Portfolio may invest in short-term debt securities, such as commercial paper, that are rated at least A3 by S&P or Fitch or Prime-3 by Moody's or, if not rated, are of equivalent investment quality as determined by Standish, Ayer & Wood. Debt securities within the top credit categories comprise what are generally known as high-quality bonds.

OTHER PORTFOLIO STRATEGIES

LENDING OF PORTFOLIO SECURITIES. The Adjustable Rate Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional income. Loans may be made pursuant to agreements which provide safeguards for the Adjustable Rate Portfolio, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards ap-proved by the Adjustable Rate Portfolio's Board of Trustees. The Adjustable Rate Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Adjust-able Rate Portfolio's total assets. The Adjustable Rate Portfolio receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. The Adjustable Rate Portfolio also continues to receive interest or dividends on the securities lent. However, the amounts received by the Adjustable Rate Portfolio may be reduced by administrative or finders' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insol-vent at a time at which the loaned security is rapidly in-

20--GNA Variable Series Trust

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

creasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to fur-nish additional collateral. The borrower would be liable for any shortage, but the lending Adjustable Rate Portfolio would be an unsecured creditor with re-spect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

WHEN-ISSUED AND FORWARD COMMITMENT CONTRACTS. The Adjustable Rate Portfolio may purchase securities on a "when-issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis. No more than 25% of the Adjustable Rate Portfolio's assets will be invested in these types of se-curities, including forward roll transactions described below. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment for the securities can take place a month or more af-ter the date of the commitment to purchase. The securities so purchased or sold are subject to market fluctuation, and no interest accrues to the pur-chaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Adjustable Rate Portfolio may receive a fee for entering into forward commitment contracts.

FORWARD ROLL TRANSACTIONS. In order to enhance current income, the Adjustable Rate Portfolio may enter into forward roll transactions with respect to mort-gage-backed securities. In a forward roll transaction, the Adjustable Rate Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar se-curity from the institution at a later date at an agreed-upon price. The mort-gage-backed securities that are repurchased will bear the same interest rate as those sold, but with different prepayment histories than those sold. The Adjustable Rate Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The value of se-curities sold by the Adjustable Rate Portfolio in forward roll transactions may decline below the repurchase price of the corresponding similar securi-ties. At the time the Adjustable Rate Portfolio enters into a forward roll transaction, it will place in an account with the Custodian cash, U.S. Govern-ment Securities or high grade debt obligations having a value equal to the re-purchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

144A SECURITIES. The Adjustable Rate Portfolio may invest in restricted secu-rities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such secu-rities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

PORTFOLIO TURNOVER. The Adjustable Rate Portfolio will not generally trade in securities for short-term profits but, when circumstances warrant, securities may be purchased and sold without regard to length of time held. Standish, Ayer & Wood anticipates that the Adjustable Rate Portfolio's annual portfolio turnover rate may exceed 100% but generally will not exceed 150%. A high port-folio turnover rate in any year will increase brokerage commissions which are borne directly by the Adjustable Rate Portfolio and could result in a high amount of realized investment gain. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Informa-tion.

RISK FACTORS. The types of securities in which the Adjustable Rate Portfolio invests have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund invest-ments. Some of these considerations and risks pertain to the characteristics of mortgage backed securities generally, while

                                                  GNA Variable Series Trust--21

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

others are peculiar to ARMs. One of the principal risks regarding mortgage backed securities is the risk of prepayments. Recently, prepayment rates on mortgage backed securities have been high, however, prepayment rates may vary significantly over relatively short periods of time. The net asset value of a share of the Adjustable Rate Portfolio will fluctuate as market conditions change. The amount received upon redemption may be more or less than a pur-chaser's original cost.

INVESTMENTS IN FOREIGN COMPANIES. The Adjustable Rate Portfolio may invest up to 10% of its total assets in U. S. dollar denominated American Depository Re-ceipts which represent securities of foreign companies. ADRs are traded in the United States on national securities exchanges or over-the-counter and are is-sued by domestic banks. The Adjustable Rate Portfolio will not make invest-ments in foreign securities other than through ADRs.

When investing in ADRs, the Adjustable Rate Portfolio assumes certain addi-tional risks that are not present with investments in stocks of domestic com-panies. These risks include political and economic developments such as possi-ble expropriation or confiscatory taxation that might adversely affect the market value of such ADRs. In addition, there might be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and finan-cial standards and requirements as domestic issuers.

INVESTMENT RESTRICTIONS

In seeking to reduce investment risk, the Adjustable Rate Portfolio operates under certain investment restrictions. The restrictions in the following para-graph may not be changed except by a vote of the shareholders of the Adjust-able Rate Portfolio. The remaining restrictions and policies are subject to change by the Trustees.

The Adjustable Rate Portfolio may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Adjustable Rate Portfolio's total assets being invested in any one issuer (excluding se-curities issued or guaranteed by U.S. Government, its agencies and instrumen-talities); or (b) the Adjustable Rate Portfolio's owning more than 10% of the outstanding voting securities of an issuer (excluding securities issued or guaranteed by U.S. Government, its agencies and instrumentalities).

The Adjustable Rate Portfolio may not: (a) invest more than 15% of its net as-sets in illiquid securities, including certain IOs and POs and securities re-stricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of for-eign issuers other than through ADRs; (c) borrow in excess of 10% of the value of its total assets (through reverse repurchase agreements, forward rolls or otherwise) and then only as a temporary measure or (d) make cash loans except that it may purchase debt obligations, including money market instruments, di-rectly from the issuer thereof or in the open market and may engage in repur-chase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities. For further information on these and other investment restrictions, including other non-fundamental investment restric-tions which may be changed without a shareholder vote, see the Statement of Additional Information.

ADDITIONAL INVESTMENT TECHNIQUES

Some or all of the Portfolios may invest in the types of instruments and en-gage in the types of strategies described in detail below.

REPURCHASE AGREEMENTS. A Portfolio may enter into repurchase agreements in or-der to generate additional income. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at the cost plus interest within a specified time (normally one day). Except as further provided, each repurchase agreement entered into by a Portfolio will pro-

22--GNA Variable Series Trust

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

vide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest. With respect to repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by S&P, the value of the collateral will always be at least 100% of the repur-chase price, including accrued interest. In the event of default or bankruptcy by the seller, the Portfolio will seek to liquidate such collateral. The exer-cise of the Portfolio's right to such a liquidation could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Port-folio could suffer a loss. In addition, if the seller becomes involved in and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying secu-rity and may be deemed an unsecured creditor of the other party to the agree-ment. While each Portfolio acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures, including the moni-toring by each Portfolio's Adviser or relevant sub-adviser of the creditwor-thiness of broker-dealers or the financial institutions engaging in repurchase agreements with the Portfolio. A Portfolio will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily mar-ketable, would exceed 10% of the net assets of the Portfolio. In addition, not more than one-third of the current market value of a Portfolio's total assets shall constitute secured "loans" by the Portfolio under repurchase agreements.

BORROWING. A Portfolio may borrow for temporary purposes in an aggregate amount of up to 10% of its total assets. As a non-fundamental policy, a Port-folio will not purchase any security while borrowings representing more than 5% of the Portfolio's total assets are outstanding. Such borrowing may be made by obtaining a loan from a bank or by entering into a reverse purchase agree-ment with a bank or broker-dealer. Reverse repurchase agreements involve the sale of a security held by a Portfolio and its agreement to repurchase the in-strument at a stated price, date and interest payment. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase securities or to honor redemption requests made of the Portfolio. The use of reverse repurchase agreements to purchase portfolio securities involves the borrowing of money to purchase securities and entails additional risks such as the incurrence of in-terest expenses and fluctuation of the Portfolio's net asset value. There is no guarantee that the securities purchased will maintain a value equal to or greater than the amount borrowed to purchase them. The technique of leveraging the value of portfolio securities for the purpose of purchasing additional portfolio securities is speculative. A Portfolio may not enter into reverse repurchase agreements with broker-dealers if its obligations under such agree-ments would exceed 5% of the current market value of its total assets.

OPTIONS. A Portfolio may write or purchase options on securities held in its portfolio. By purchasing a call, a Portfolio pays a premium for the right to buy the underlying security at the exercise price at any time during the op-tion period. When a Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any call or put purchased by the Portfolio is not exercised or sold, it will become worthless on its expiration date. A Portfo-lio will not purchase puts or calls if more than 5% of its total assets would be invested in premiums on puts or calls. A Portfolio will write and purchase only exchange-traded options. A Portfolio's option positions may be closed only in a secondary market for options written or purchased by the Portfolio. Each Portfolio's Adviser or relevant sub-adviser will consider the liquidity of the secondary market in writing or purchasing options for the Portfolio, but there can be

                                                  GNA Variable Series Trust--23

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

no assurance that a liquid secondary market will exist at a given time for any particular option. A Portfolio could be unable to control losses by closing the position where a liquid secondary market does not exist.

A Portfolio may write (i.e., sell) options to increase the return of the Port-folio and to hedge against a decline in the market value of the underlying se-curities held by the Portfolio to the extent of the premium income received. A covered call option is an option to purchase underlying securities which a Portfolio either owns or has the right to acquire, or for which a Portfolio maintains a segregated account with its Custodian of cash, cash equivalents or U.S. Government Securities having a value sufficient to meet its obligations under the call. By writing a covered call option a Portfolio might lose the potential for gain on the underlying security while the option is open. When a Portfolio writes a "secured" put option, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfo-lio at a specified price ("exercise price") at any time during the option pe-riod. A put is "secured" if the Portfolio maintains with the Custodian cash, cash equivalents, or U.S. Government Securities having a value equal to the exercise price or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio will write only covered call options and secured put options. The Government Portfolio will not write puts if more than 50% of its total assets would be needed to cover its obligations in connection therewith, and will not write calls if more than 100% of its total assets would be needed to cover its obligations in connection with such calls. Each of the other Portfolio's will not write puts if more than 25% of its total as-sets would be needed to cover its obligations in connection therewith, and will not write calls if more than 25% of its total assets would be needed to cover its obligations in connection with such calls.

FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS. A Portfolio may purchase and sell futures contracts, subject to certain limitations. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts.

Typically, maintaining a futures contract or selling an option thereon re-quires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on a futures con-tract involves payment of a premium for the option without any further obliga-tion on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

Positions in futures may be closed out by an offsetting transaction only on an exchange which provides a secondary market for such futures. A Portfolio will enter into a futures contract only if there appears to be a liquid secondary market for such futures contract. However, there can be no assurance that a liquid secondary market will exist at a specific time.

Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the transaction. If the price of the futures contract moves more or less than the price of the security, the Port-folio will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the transac-tion. There is also a risk of imperfect correlation where the securities un-derlying the futures contract have different maturities than the portfolio se-curities. Transactions in options on futures contracts involve similar risks.

24--GNA Variable Series Trust

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

A Portfolio also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract, at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option.

Options on futures contracts do not require the purchaser to enter into the futures contract, but rather grant the purchaser the right to do so. Thus, the risk of loss to the purchaser of an option is limited to the premium paid for the option.

The success of a Portfolio's transactions in futures contracts and options thereon is dependent upon the ability of that Portfolio's Adviser or relevant sub-adviser to predict fluctuations in interest rates and the price of futures contracts and options thereon, as the case may be. A Portfolio may suffer losses on futures contracts or options thereon, as well as on the underlying securities. There is no limit to the potential exposure of a Portfolio from investments in futures contracts. There can be no assurance that a Portfolio's transactions in futures contracts and options thereon will be successful.

A Portfolio's use of financial futures and options thereon will in all cases be consistent with the applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclu-sions from regulation as a commodity pool operator. Those regulations cur-rently provide that a Portfolio may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the entity's principal regulator (in the case of the Portfolios, the Secu-rities and Exchange Commission) to the extent that the aggregate initial mar-gin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e., the net asset value) of the Portfolio. For further information regarding futures contracts and options thereon, see the Statement of Additional Information.

OTHER INTEREST RATE TRANSACTIONS. To preserve a return or spread on a particu-lar investment or portion of its portfolio, to create synthetic adjustable rate mortgage securities or for other nonspeculative purposes, the Adjustable Rate Portfolio may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors. The Adjustable Rate Portfolio will not use these transactions for speculative pur-poses and will not sell interest collars, caps or floors with respect to a po-sition that it does not own. Interest rate swaps involve the exchange by the Adjustable Rate Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the pur-chaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an in-terest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. In an interest rate collar, the Adjustable Rate Portfolio combines the elements of purchasing a cap and selling a floor. The collar protects the Adjustable Rate Portfolio against an interest rate rise above the maximum amount but causes the Adjustable Rate Portfolio to forego the benefits of an interest rate decline below the minimum amount.

The Adjustable Rate Portfolio may enter into interest rate swaps, collars, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually en-ter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Adjustable Rate Portfolio receiving or paying,

                                                  GNA Variable Series Trust--25

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

as the case may be, only the net amount of the two payments. The Adjustable Rate Portfolio will not enter into any interest rate swap, collar, cap or floor transaction unless the unsecured senior debt or the claims paying abil-ity of the other party thereto is rated at least AA by S&P or Aa by Moody's. If there is a default by the other party to such a transaction, the Adjustable Rate Portfolio will have contractual remedies pursuant to the agreements re-lated to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a re-sult, the swap market has become relatively liquid. Collars, caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Standish, Ayer & Wood is incorrect in its fore-casts of market values, interest rates and other applicable factors, the in-vestment performance of the Adjustable Rate Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if Standish, Ayer & Wood is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. In connection with entering rate swaps, col-lars, and floors, the Adjustable Rate Portfolio will create and maintain a segregated account with the Custodian consisting of U.S. Government Securities or cash or cash equivalents in accordance with current policies determined by the Securities and Exchange Commission.

PURCHASES AND REDEMPTIONS

-------------------------------------------------------------------------------

Shares of each Portfolio are offered only to the insurance company separate accounts that fund the Contracts, and may at any time be offered to other sep-arate accounts of Great Northern Insured Annuity Corporation ("GNA") or any of its affiliates or any other insurer approved by the Trustees. Shares of each Portfolio may be purchased and redeemed by the separate accounts without any sales charge at net asset value. State Street Bank and Trust Company, through its affiliate, National Financial Data Services, P.O. Box 419031, Kansas City, MO 64141-6031, acts as each Portfolio's transfer agent and shareholder servic-ing agent ("Transfer Agent"). The Contracts are described in the separate pro-spectuses issued by GNA or any of its affiliates and any other insurance com-pany which has established separate accounts which invest in the Portfolios.

Purchase and redemption orders will be processed at the net asset value next determined after such order has been received in proper form by the Transfer Agent. See "Net Asset Value." Orders for purchases or sales of each Portfolio must be received by the Transfer Agent before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Proceeds from redemption orders will be wired to the insurance company on or before the seventh day following the request for redemption. Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment of re-demption proceeds, as permitted by applicable law. Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific purchase order.

Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in a Portfolio. This might force such Portfolio to sell securities at disadvantageous prices or otherwise adversely affect such Portfolio.

EXCHANGE PRIVILEGE

-------------------------------------------------------------------------------

A separate account may exchange shares of a Portfolio for shares, when avail-able, of any of

26--GNA Variable Series Trust

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

the other Portfolios at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applica-ble securities laws. Exchange orders will be processed at the net asset value next determined after an exchange order has been received and accepted by the Transfer Agent.

Under an exchange privilege offered by the Trust, shares of each Portfolio may be exchanged for shares of any of the other Portfolios, all of which are de-scribed in this Prospectus, at their respective net asset values. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of another portfolio. The Trust may, upon 60 days prior written notice, materially modify or terminate the exchange privilege with respect to the Portfolios.

Shareholders exercising the exchange privilege should carefully review the prospectus disclosure for the Portfolio they are considering investing in prior to making an exchange.

NET ASSET VALUE

-------------------------------------------------------------------------------

The price of one share of each Portfolio is its net asset value ("NAV") which such Portfolio's Custodian calculates as of 4:00 p.m. eastern time, Monday through Friday, exclusive of national business holidays during which the New York Stock Exchange is closed.

THE GOVERNMENT PORTFOLIO

Securities in the Government Portfolio are valued primarily based on market quotations provided by recognized dealers of U.S. Government Securities. In-vestments in certain long-term debt securities not traded in an organized mar-ket are valued on the basis of valuations furnished by independent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securi-ties. Certain short-term obligations are valued at amortized cost which ap-proximates market value. If quotations are not available, securities are val-ued by a method that the Trustees believe accurately reflects fair value.

THE GROWTH PORTFOLIO

Assets held by the Growth Portfolio are valued on the basis of the last re-ported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the au-thority of the Trustees of the Trust. In determining the value of certain as-sets for which market quotations are not readily available, the Growth Portfo-lio may use one or more pricing services. The pricing services utilize infor-mation with respect to market transactions, quotations from dealers and vari-ous relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange.

THE VALUE PORTFOLIO

Assets held by the Value Portfolio are valued on the basis of the last re-ported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the au-thority of the Trustees of the Trust. In determining the value of certain as-sets for which market quotations are not readily available, the Value Portfo-lio may use one or more pricing services. The pricing services utilize infor-mation with respect to market transactions, quotations from dealers and vari-ous relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange.

THE ADJUSTABLE RATE PORTFOLIO

Securities in the Adjustable Rate Portfolio are valued primarily based on pricing services provided by Merrill Lynch, Pierce, Fenner & Smith and market quotations provided by dealers of adjustable rate securities and U.S. Govern-ment Securities. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by in-dependent pricing services or broker/dealers which utilize infor-

                                                  GNA Variable Series Trust--27

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

mation with respect to market transactions and other information in such secu-rities or comparable securities. Certain short-term obligations are valued at amortized cost which approximates market value. If quotations are not avail-able, securities are valued by a method that the Trustees believe accurately reflects fair value.

DIVIDENDS, DISTRIBUTIONS AND TAXES

-------------------------------------------------------------------------------

The Government Portfolio will declare dividends from net investment income daily and pay such dividends monthly. The Growth Portfolio will declare and pay dividends from net investment income annually. The Value Portfolio will declare and pay dividends from net investment income quarterly. The Adjustable Rate Portfolio will declare dividends from net investment income daily and pay such dividend monthly. Distributions from each Portfolio will automatically be reinvested in additional shares of the Portfolio.

Each Portfolio intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Portfolio will not be liable for federal income taxes to the extent its taxable investment income and net capital gain are distributed to its shareholders, provided that at least 90% of its net investment income and net short-term capital gain for the taxable year are distributed.

Each Portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Each Portfolio intends to make such additional dis-tributions of taxable ordinary income and capital gain net income as may be necessary to avoid this excise tax.

Shares of each Portfolio are offered only to insurance company separate ac-counts that fund variable annuity and variable life insurance contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with re-spect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of a Portfo-lio and (2) the holders of Contracts funded through those accounts.

Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Reve-nue Code, place certain limitations on the assets of each separate account and--because section 817(h) and those regulations treat the assets of a Port-folio as assets of the related separate account--the assets of a Portfolio, that may be invested in securities of a single issuer. Specifically, the regu-lations provide that, except as permitted by the "safe harbor" described be-low, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this pur-pose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a sep-arate issuer, a particular foreign government and its agencies, instrumentali-ties and political subdivisions all will be considered the same issuer. Sec-tion 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the ac-count's total assets are cash and cash items, government securities and secu-rities of other registered investment companies. Failure by a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insur-ance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

28--GNA Variable Series Trust

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

The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Portfolio and its respective share-holders; see the Statement of Additional Information for a more detailed dis-cussion. Prospective shareholders are urged to consult their tax advisers.

PERFORMANCE INFORMATION

-------------------------------------------------------------------------------

YIELD

From time to time the Trust may advertise the 30-day yields for each of the Portfolios if accompanied by performance at the insurance company's separate account. The yield of a Portfolio refers to the income generated by an invest-ment in the Portfolio over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share of the Portfolio on the last day of the period. The result is "annualized" by assuming that the amount of income is generated each month over a one-year period and is com-pounded semiannually. The annualized income is then shown as a percentage.

The Trust may quote yields for each of the Portfolios in advertisements or in reports to shareholders. Yield information may be useful in reviewing the per-formance of a Portfolio and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Portfolio changes in response to fluctuations in interest rates and Portfolio expenses, any given yield quotation should not be considered representative of a Portfo-lio's yield for any future period. Investors reviewing yield comparisons of a Portfolio should also bear in mind that the net asset value per share of a Portfolio fluctuates.

TOTAL RETURN

The Trust may advertise "average annual total return" over various periods of time for each of the Portfolios if accompanied by performance at the insurance company's separate account. Average annual total return figures show the aver-age percentage change in value of an investment in a Portfolio from the begin-ning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of a Portfolio's shares, assume that any income dividends and/or capital gains distributions made by the Portfolio dur-ing the period were reinvested in shares of the same Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Portfolio's operations, or on a year-by-year basis). When considering "average" total re-turn figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Trust may also use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions). Aggregate total re-turns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends, and capital gains distribu-tions).

The Trust may, in addition to quoting a Portfolio's average annual and aggre-gate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized to-tal returns may be shown by means of schedules, charts or graphs. Actual an-nual and annualized total return data generally will be lower than average to-tal return data, which reflects compounding.

Any Portfolio performance information presented will also include performance information for the insurance company separate accounts that fund Contracts investing in the Trust, which will take into account insurance-related charges and expenses under such contracts.

                                                  GNA Variable Series Trust--29

-------------------------------------------------------------------------------

Additional performance information is contained in each Fund's annual report which may be obtained without charge, by contacting the Trust at (800) 455-0870. See "Performance Information" in the Statement of Additional Informa-tion.

PERIODICALS AND INDICES

In advertisements or in reports to shareholders, the Trust may compare a Port-folio's performance to that of other mutual funds with similar investment ob-jectives and to other relevant indices. For example, a Portfolio may compare its performance to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, to a government bond index, or to the Consumer Price Index.

THE TRUST, THE PORTFOLIOS AND MANAGEMENT

-------------------------------------------------------------------------------

GNA Variable Series Trust is an open-end diversified management investment company established as a Delaware business trust on March 25, 1994. Each of the Portfolios is a series of the Trust. Overall responsibility for management and supervision of each Portfolio rests with the Board of Trustees in accor-dance with the laws of the State of Delaware. The Trustees approve all signif-icant agreements between the Trust and the persons and companies that furnish services to the Trust and each Portfolio, including agreements with each Port-folio's investment adviser, custodian and transfer agent.

The rights of holders of shares of a Portfolio may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse ef-fect on the rights of any shareholder.

The Trust is not required to hold annual shareholder meetings and, at this time, does not intend to do so. However, special meetings may be called for a Portfolio or the Trust as a whole for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. On any matter submitted to the shareholders, the holder of each share of a Port-folio is entitled to one vote per share (with proportionate voting for frac-tional shares) regardless of the relative net asset value thereof. An insur-ance company issuing a Contract that participates in a Portfolio will vote shares in the applicable separate account as required by law and interpreta-tion thereof, as such may be amended or changed from time to time. In accor-dance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from Contract owners and must vote shares in the applicable separate account in proportion to the vot-ing instructions received. For further discussion, please refer to the pro-spectus for your Contract.

GNA Capital Management, Inc. (the "Adviser") is the investment adviser of each Portfolio and is a wholly-owned subsidiary of GNA Corporation having its prin-cipal business at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101. GNA Capital Management, Inc. also serves as investment ad-viser to Investors Trust, an open-end diversified management investment com-pany established as a Massachusetts business trust. As each Portfolio's advis-er, the Adviser shall manage, supervise and conduct the affairs of each Port-folio, including the selection of sub-advisers to furnish an investment pro-gram for any Portfolio as described below. GNA Corporation also is the parent company of GNA Securities, Inc. and GNA Distributors, Inc. GNA Corporation is a direct subsidiary of General Electric Capital Corporation. The officers of the Adviser manage the investments of six affiliated companies, Great Northern Insured Annuity Corporation, First GNA Life Insurance Company of New York, General Electric Capital Assurance Company, Federal Home Life Insurance Compa-ny, The Harvest Life Insurance Company, and PHF Life Insurance Company which had combined assets of approximately $16.9 billion as of December 31, 1994.

30--GNA Variable Series Trust

-------------------------------------------------------------------------------

THE GOVERNMENT PORTFOLIO

GNA Capital Management, Inc. (the "Adviser"), Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101, a registered investment adviser, acts as the portfolio manager of the Government Portfolio under an advisory agreement with the Trust dated September 19, 1994. As portfolio manager, the Adviser is responsible for the actual investment management of the Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Board of Trustees.

Overall portfolio management strategy for the Government Portfolio is deter-mined by the Adviser under the supervision and direction of Charles A. Kamin-ski, a Senior Vice President of the Adviser. Mr. Kaminski is also an officer of Great Northern Insured Annuity Corporation, General Electric Capital Assur-ance Company, GNA Securities, Inc., Investors Trust and the Trust. Mr. Kamin-ski previously served as Vice President of Investments for the Adviser, and prior to joining the Adviser in 1992 he was Vice President and Director of Baring America Asset Management.

Mr. Kaminski holds B.S. and M.S. degrees in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School.

The Adviser receives an investment advisory fee, payable monthly, based upon the Government Portfolio's average daily net assets, equal to an annual rate of .65% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund equals $500 million or less, .60% of the Government Portfo-lio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $500 million and is equal to or less than $750 million, .55% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $750 million and is equal to or less than $1.25 billion, .50% of the Gov-ernment Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $1.25 billion and is equal to or less than $1.5 billion and .45% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Govern-ment Fund exceed $1.5 billion. During the initial period following commence-ment of operations of the Government Portfolio, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than those of comparable funds. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annualized operating ex-penses not to exceed .90% of the Government Portfolio's average daily net as-set value through the fiscal year ending December 31, 1996. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.

For the three month period ended March 31, 1995, the Government Portfolio paid the Adviser $6,726 or .54% (annualized) of the average daily net assets of the Government Portfolio.

THE GROWTH PORTFOLIO

Value Line, Inc. ("Value Line"), 711 Third Avenue, 8th Floor, New York, New York 10017, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Growth Portfolio under a sub-advisory con-tract with Adviser dated September 19, 1994. Value Line managed total assets of approximately $4.5 billion as of December 31, 1994. As portfolio manager, Value Line is responsible for the actual investment management of the Portfo-lio's assets including the responsibility for making decisions and placing or-ders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to

                                                  GNA Variable Series Trust--31

-------------------------------------------------------------------------------
the sub-advisory contract, the Adviser will periodically review the investment activities of Value Line, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Value Line.

Overall portfolio management strategy for the Growth Portfolio is determined by committee. No person is primarily responsible for making recommendations to the committee.

The Adviser receives an investment advisory fee, payable monthly, based upon the Growth Portfolio's average daily net assets, equal to an annual rate of
 .80% of the first $100 million of the Growth Portfolio's average daily net as-sets and .70% of the Growth Portfolio's average daily net assets in excess of $100 million. During the initial period following commencement of operations of the Growth Portfolio, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of aver-age daily net assets, than those of comparable funds. The Adviser has indi-cated that it intends to reimburse such portion of these expenses as is neces-sary to cause the total annualized operating expenses not to exceed 1.10% of the Growth Portfolio's average daily net asset value through the fiscal year ending December 31, 1996. The Adviser may also elect to continue these volun-tary expense reimbursements with respect to subsequent fiscal years.

For its services under its sub-advisory agreement, Value Line receives from the Adviser a fee, payable monthly, based upon the Growth Portfolio's average daily net assets equal to an annual rate of .45% of the Growth Portfolio's av-erage daily net assets.

For the three month period ended March 31, 1995, the Growth Portfolio paid the Adviser $5,987 or .79% (annualized) of the average daily net assets of the Growth Portfolio.

THE VALUE PORTFOLIO

Duff & Phelps Investment Management Co. ("Duff & Phelps"), Suite 3800, 55 East Monroe Street, Chicago, Illinois 60603, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Value Portfo-lio under a sub-advisory contract with Adviser dated September 19, 1994. Duff & Phelps acted as investment adviser for total assets in excess of $39 billion as of December 31, 1994. As portfolio manager, Duff & Phelps is responsible for the actual investment management of the Value Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Duff & Phelps, and the Ad-viser will have the right to terminate the sub-advisory contract upon 60 days written notice to Duff & Phelps.

Overall portfolio management strategy for the Value Portfolio is determined by Duff & Phelps under the supervision and direction of Carl F. Faust, an Execu-tive Vice President of Duff & Phelps and a member of its Investment Policy Committee. Mr. Faust has been employed by Duff & Phelps since 1988. Mr. Faust previously worked as an investment analyst with Harris Bank, followed by three years as the Director of the Illinois State Board of Investment before joining First National Bank of Chicago as Vice President and Director of Equity Re-search. He then served as Vice President and Senior Account Manager for First Chicago Investment Advisers prior to joining Duff & Phelps. Mr. Faust is a Chartered Financial Analyst and holds a B.S. degree from the University of Il-linois and an M.B.A. degree from the Harvard Graduate School of Business. He is a member and past Director of the Investment Analysts Society of Chicago.

The Adviser receives an investment advisory fee, payable monthly, based upon the Value Portfolio's average daily net assets, equal to an annual rate of
 .80% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund equal $100 million or less and .70% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio

32--GNA Variable Series Trust

-------------------------------------------------------------------------------
and the Investors Trust Value Fund exceed $100 million. During the initial pe-riod following commencement of operations of the Value Portfolio, the sharing of fixed costs among a relatively small base of net assets may result in cer-tain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than those of comparable funds The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annual oper-ating expenses not to exceed 1.10% of the Value Portfolio's average daily net asset value through the fiscal year ending December 31, 1996. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.

For its services under its sub-advisory agreement, Duff & Phelps receives from the Adviser a fee, payable monthly, based upon the Value Portfolio's average daily net assets equal to an annual rate of .30% of the Value Portfolio's av-erage daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund equal $100 million or less and
 .20% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund ex-ceed $100 million.

For the three month period ended March 31, 1995, the Value Portfolio paid the Adviser $3,941 or .79% (annualized) of the average daily net assets of the Value Portfolio.

THE ADJUSTABLE RATE PORTFOLIO

Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), One Financial Center, Boston, Massachusetts 02111, a registered investment adviser, has been re-tained by the Adviser to act as portfolio manger of the Adjustable Rate Port-folio under a sub-advisory contract with the Adviser dated September 19, 1994. Standish, Ayer & Wood acted as investment adviser for total assets in excess of $24.4 billion as of December 31, 1994. As portfolio manager, Standish, Ayer & Wood is responsible for the actual investment management of the Adjustable Rate Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-ad-visory contract, the Adviser will periodically review the investment activi-ties of Standish, Ayer & Wood, and the Adviser will have the right to termi-nate the sub-advisory contract upon 60 days written notice to the Standish, Ayer & Wood.

Overall portfolio management strategy for the Adjustable Rate Portfolio is de-termined by Standish, Ayer & Wood under the supervision and direction of Dolores S. Driscoll, a Managing Director of Standish, Ayer & Wood. Ms. Driscoll has been employed by Standish, Ayer & Wood since 1974. Ms. Driscoll previously worked as a bond manager for Davis L. Babson, Inc. Ms. Driscoll holds a B.A. degree in Mathematics from Indiana University and an MBA degree in Finance from Boston University and is a Chartered Financial Analyst.

The Adviser receives an investment advisory fee, payable monthly, based upon the Adjustable Rate Portfolio's average daily net assets, equal to an annual rate of .40% of the Adjustable Rate Portfolio's average daily net assets. Dur-ing the initial period following commencement of operations of the Adjustable Rate Portfolio, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than those of comparable funds. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annual operating expenses not to exceed .70% of the Adjustable Rate Portfolio's average daily net asset value through the fiscal year ending December 31, 1996. The Adviser may also elect to continue these voluntary ex-pense reimbursements with respect to subsequent fiscal years.

For its services under its sub-advisory agreement, Standish, Ayer & Wood re-ceives from the Adviser a fee, payable monthly, based upon the Adjustable Rate Portfolio's average

                                                  GNA Variable Series Trust--33

-------------------------------------------------------------------------------
daily net assets equal to an annual rate of .20% of the Adjustable Rate Port-folio's average daily net assets.

For the three month period ended March 31, 1995, the Adjustable Rate Portfolio paid the Adviser $4,855 or .39% (annualized) of the average daily net assets of the Adjustable Rate Portfolio.

ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

TRANSFER AGENT AND CUSTODIAN. State Street Bank and Trust Company acts as transfer agent for each Portfolio. State Street Bank and Trust Company also holds all cash and securities of each Portfolio, as custodian.

INDEPENDENT ACCOUNTANTS AND COUNSEL. For the fiscal year of the Trust ending December 31, 1995, Coopers & Lybrand, One Post Office Square, Boston, Massa-chusetts 02109, will act as the independent accountants for each Portfolio. Messrs. Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109, will act as counsel to each Portfolio.

34--GNA Variable Series Trust
--------------------------------------------------------------------------------

[LOGO APPEARS HERE]  VARIABLE INVESTMENT TRUST

Variable Investment Trust (the "Trust") is an open-end management investment company that offers a selection of diversified managed investment funds (each a "Portfolio" and collectively the "Portfolios"), each having a distinct invest-ment objective that it seeks by following distinct investment policies. This Prospectus describes the following four Portfolios currently offered by the
Trust:
  . GE INTERNATIONAL EQUITY PORTFOLIO'S investment objective is long-term growth of capital which the Portfolio seeks to achieve by investing pri-marily in foreign equity securities.
  . GE U.S. EQUITY PORTFOLIO'S investment objective is long-term growth of capital which the Portfolio seeks to achieve through investment primarily in equity securities of U.S. companies.
  . GE FIXED INCOME PORTFOLIO'S investment objective is to seek maximum in-come consistent with prudent investment management and the preservation of capital, which objective the Portfolio seeks to achieve by investing in fixed income securities.
  . GE MONEY MARKET PORTFOLIO'S investment objective is to seek a high level of current income consistent with the preservation of capital and mainte-nance of liquidity, which objective the Portfolio seeks to achieve by in-vesting in a defined group of short-term, U.S. dollar denominated money market instruments.

Shares of the Portfolios are offered only to insurance company separate ac-counts that fund certain variable contracts. The information contained in this prospectus should be read together with the Prospectus for the variable con-tracts.

This Prospectus briefly sets forth certain information about the Portfolios and the Trust that you ought to know before allocating premiums or cash value from variable contracts to the Portfolios. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

AN INVESTMENT IN GE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ADDITIONALLY, NO ASSURANCE CAN BE GIVEN THAT GE MONEY MAR-KET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS WITH OR OBLIGATIONS OF ANY
FINANCIAL INSTITUTION, ARE NOT GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITU-TION OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY.

Additional information about the Portfolios and the Trust, contained in a Statement of Additional Information dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the Trust at the telephone number listed below or by contacting the Trust at the address listed below. The Statement of Additional Information is incorporated in its entirety by refer-ence into this Prospectus.

                     GE INVESTMENT MANAGEMENT INCORPORATED
                      Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PROSPECTUS
 July 11, 1995

       TABLE OF CONTENTS

  General Information.............    2
  Investment Objectives and
   Management Policies............    3
  Management of the Trust.........   19
  Purchase of Shares..............   22
  Redemption of Shares............   22
  Exchange Privilege..............   22
  Net Asset Value.................   23
  Dividends, Distributions and
   Taxes..........................   23
  Custodian and Transfer
   Agent..........................   25
  The Portfolios' Performances....   25
  Further Information:
   Certain Investment
   Techniques and Strategies......   27
  Additional Matters..............   32



 3003 Summer Street
 Stamford, Connecticut 06905
 (203)326-4040

                                                    Variable Investment Trust--1
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--

-------------------------------------------------------------------------------

Selected data based on a share outstanding for the period January 3, 1995 (inception) to March 31, 1995 (unaudited)

                                  GE U.S.                   GE FIXED  GE MONEY
                                  EQUITY   GE INTERNATIONAL  INCOME    MARKET
                                 PORTFOLIO EQUITY PORTFOLIO PORTFOLIO PORTFOLIO
                                 --------- ---------------- --------- ---------
Net asset value, beginning of
 period.........................  $15.00        $15.00       $12.00    $ 1.00
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income.........    0.10          0.04         0.20      0.01
  Net realized and unrealized
   gains (losses) on
   investments..................    1.31          0.38         0.34      0.00
                                  ------        ------       ------    ------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS..........    1.41          0.42         0.54      0.01
                                  ------        ------       ------    ------
LESS DISTRIBUTIONS FROM:
  Net investment income.........    0.00          0.00         0.20      0.01
  Net realized gains............    0.00          0.00         0.00      0.00
                                  ------        ------       ------    ------
TOTAL DISTRIBUTIONS.............    0.00          0.00         0.20      0.01
                                  ------        ------       ------    ------
NET ASSET VALUE, END OF PERIOD..  $16.41        $15.42       $12.34    $ 1.00
                                  ======        ======       ======    ======
TOTAL RETURN(A).................    9.40%         2.80%        4.53%     1.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...................  $8,772        $8,486       $4,211    $4,618
  Ratio of net investment income
   to average net assets*.......    2.61%         1.16%        6.93%     5.61%
  Ratio of expenses to average
   net assets*..................    0.80%         1.20%        0.75%     0.50%
  Ratio of expenses to average
   net assets before voluntary
   expense limitation*..........    1.30%         1.62%        2.04%     1.79%
  Portfolio turnover rate.......      11%            1%         132%      N/A

--------
Notes to Financial Highlights
(a) Performance not annualized. Had the advisor not absorbed a portion of expenses, total return would have been lower.
* Annualized
GENERAL INFORMATION

-------------------------------------------------------------------------------

Shares of the Portfolios are offered only to insurance company separate ac-counts that fund certain variable annuity contracts (the "Contracts"). Sepa-rate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to the Portfolios, and the Portfolios may not be available in connection with a particular Contract. Prospective in-vestors should consult the applicable Contract prospectus for information re-garding fees and expenses of the Contract and the separate account and any ap-plicable restrictions or limitations thereunder.

Shares of the Portfolios are offered to the separate accounts of insurance companies, which may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of each Portfolio. The Trust may in the future offer shares of some or all of the Portfolios to variable life insurance separate accounts. In that event, cer-tain conflicts may at some point arise between variable

2--Variable Investment Trust

-------------------------------------------------------------------------------
annuity contract holders and variable life insurance policy holders which could adversely affect the management of the Portfolios' investments.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

-------------------------------------------------------------------------------

Set forth below is a description of the investment objective and policies of each Portfolio. The investment objective of a Portfolio may not be changed without the approval of the holders of a majority of the Portfolio's outstand-ing voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Such a majority is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are pres-ent or represented by proxy or (2) more than 50% of the outstanding shares of the Portfolio. No assurance can be given that a Portfolio will be able to achieve its investment objective.

GE INTERNATIONAL EQUITY PORTFOLIO

The investment objective of GE International Equity Portfolio (the "Interna-tional Portfolio"), a diversified investment fund, is long-term growth of cap-ital, which the Portfolio seeks to achieve by investing primarily in foreign equity securities. The International Portfolio may invest in securities of companies and governments located in developed and developing countries out-side the United States. The International Portfolio may also invest in securi-ties of foreign issuers in the form of depositary receipts. Investing in secu-rities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in securities issued by the U.S. Government and U.S. corporations. A more complete description of foreign securities and depositary receipts and the risks and special consider-ations applicable to them is included below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies." The International Portfolio intends to position itself broadly among countries and under normal circumstances, at least 65% of the Portfo-lio's assets will be invested in securities of issuers collectively having their principal business activities in no fewer than three different coun-tries. The percentage of the International Portfolio's assets invested in par-ticular countries or regions of the world will vary depending on political and economic conditions. An issuer's domicile or nationality will be determined by reference to (a) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, or (b) the country in which the issuer has at least 50% of its as-sets situated.

The International Portfolio, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, con-vertible notes, convertible preferred stocks and common stock purchase war-rants or rights, issued by companies believed by GEIM to have a potential for superior growth in sales and earnings. In most cases these securities are traded on foreign or U.S. exchanges. The International Portfolio will empha-size established companies, although it may invest in companies of varying sizes as measured by assets, sales or capitalization. In addition, under nor-mal market conditions, a portion of the International Portfolio's total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments--Money Market Instruments" for cash management purposes, pending investment in accordance with the Portfo-lio's investment objective and policies and to meet operating expenses.

The International Portfolio may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or gov-ernmental entities when GEIM determines that investing in those kinds of debt securities is consistent with the Portfolio's investment objective of long-term capital appreciation. GEIM believes that such a determination could be made, for example, upon the International Portfolio's investing in

                                                   Variable Investment Trust--3

-------------------------------------------------------------------------------
the debt securities of a company whose securities GEIM anticipates will in-crease in value as a result of a development particularly or uniquely applica-ble to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the International Portfolio in debt in-struments issued by a governmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the govern-mental entity is located.

The International Portfolio's investments in debt securities are limited to those that are rated investment grade; up to 5% of the Portfolio's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rat-ing from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GEIM to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated below investment grade are described below under "Risk Factors and Special Considerations."

In selecting investments on behalf of the International Portfolio, GEIM seeks companies that are expected to grow faster than relevant markets and whose se-curities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.

Although, under normal circumstances, the International Portfolio invests in securities of issuers located in a number of different countries outside the United States as described above, during periods when GEIM believes there are unstable market, economic, political or currency conditions abroad, the Port-folio may adopt a temporary defensive position and (i) restrict the securities markets in which its assets will be invested and invest all or a significant portion of its assets in securities of the types described above issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation hold cash and/or invest in money market instruments of the types described below under "Additional Invest-ments--Money Market Instruments." Included among the money market instruments in which the International Portfolio may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Fac-tors and Special Considerations--Repurchase and Reverse Repurchase Agree-ments." To the extent that it holds cash or invests in money market instru-ments, the International Portfolio may not achieve its investment objective of long-term capital appreciation.

The International Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, il-liquid securities, securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified in-stitutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"), and securities of other investment funds. In addition, the International Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in

4--Variable Investment Trust

-------------------------------------------------------------------------------
forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, lending portfolio securities and selling securities short against the box. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Fur-ther Information: Certain Investment Techniques and Strategies."

GE U.S. EQUITY PORTFOLIO

The investment objective of GE U.S. Equity Portfolio (the "U.S. Equity Portfo-lio"), a diversified investment fund, is long-term growth of capital, which objective the Portfolio seeks to achieve through investment primarily in eq-uity securities of U.S. companies. In pursuing its objective, the U.S. Equity Portfolio, under normal conditions, invests at least 65% of its assets in eq-uity securities, consisting of common stocks and preferred stocks, and securi-ties convertible into common stocks, consisting of convertible bonds, convert-ible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies. The equity securities issued by U.S. com-panies in which the U.S. Equity Portfolio invests typically are traded on U.S. securities exchanges; those U.S. equity securities held by the U.S. Equity Portfolio that are not exchange-traded are non-publicly traded or traded in the U.S. over-the-counter market. Up to 15% of the U.S. Equity Portfolio's as-sets may be invested in foreign securities. The U.S. Equity Portfolio also may invest in securities of foreign issuers in the form of depositary receipts. A more complete description of foreign securities and depositary receipts and the risks and special considerations applicable to them is included below un-der "Risk Factors and Special Considerations" and in "Further Information:
Certain Investment Techniques and Strategies."

The U.S. Equity Portfolio may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or gov-ernmental entities when GEIM determines that investing in these kinds of debt securities is consistent with the Portfolio's investment objective of long-term growth of capital. GEIM believes that such a determination could be made, for example, upon the U.S. Equity Portfolio's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a re-sult of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litiga-tion, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the U.S. Equity Portfolio in debt instruments issued by a gov-ernmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or la-bor conditions of the country in which the governmental entity is located.

During normal market conditions, a small portion of the U.S. Equity Portfo-lio's total assets may be held in cash and/or invested in money market instru-ments of the types described below under "Additional Investments--Money Market Instruments" for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. During periods in which GEIM believes that investment opportunities in the U.S. equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of U.S. equity securities), the U.S. Equity Portfolio may for temporary defensive purposes hold cash and/or invest in the same types of money market instruments without limitation. Included among the money market instruments in which the U.S. Eq-uity Portfolio may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations--Repurchase and Reverse Repurchase Agreements." To the extent that it holds cash or invests in money market instruments, the

                                                   Variable Investment Trust--5

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

U.S. Equity Portfolio may not achieve its investment objective of long-term growth of capital.

The U.S. Equity Portfolio's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Portfolio's assets may be invested in securities rated lower than investment grade. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the U.S. Equity Portfolio's investments is included as an Appendix to the Statement of Additional Information.

In managing the assets of the U.S. Equity Portfolio, GEIM uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by GEIM, or that appear attractive on a dividend discount model. These securities gen-erally are sold from the U.S. Equity Portfolio's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The U.S. Equity Portfolio holds these securities until GEIM determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the U.S. Equity Portfolio, GEIM seeks to produce a portfolio that GEIM believes will have similar characteristics to the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), by virtue of blending investments in both "value" and "growth" securities. Since the U.S. Equity Portfolio's strategy seeks to combine the basic elements of companies comprising the S&P Index, but is designed to select investments deemed to be the most attractive within each category, GEIM believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P Index on a total return basis.

The U.S. Equity Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, il-liquid securities and Rule 144A Securities. In addition, the U.S. Equity Port-folio may engage in the following types of investment techniques and strate-gies: purchasing put and call options on securities, writing put and call op-tions on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures con-tracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign curren-cies, entering into securities transactions on a when-issued or delayed-deliv-ery basis and lending portfolio securities. These other instruments, invest-ment techniques and strategies have risks and special considerations associ-ated with them that are described below under "Risk Factors and Special Con-siderations" and in "Further Information: Certain Investment Techniques and Strategies."

GE FIXED INCOME PORTFOLIO

The investment objective of GE Fixed Income Portfolio (the "Income Portfo-lio"), a diversified investment fund, is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Income Portfolio's securities holdings may occur but is not an objective of the Portfolio. In seeking to achieve its in-vestment objective, the Income Portfolio invests in the following types of fixed income instruments: securities issued or guaranteed by the U.S. Govern-ment or one of its agencies or instrumentalities ("Government Securities"); obligations of foreign governments or their agencies or instrumentalities; bonds, convertible bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; zero coupon obligations, floating and variable rate instruments; mortgage related securities, adjustable

6--Variable Investment Trust

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

rate mortgage related securities ("ARMs"), collateralized mortgage obligations ("CMOs") and government stripped mortgage related securities; asset-backed and receivable-backed securities; and money market instruments. The Income Portfo-lio may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indica-tors. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities, and asset-backed and receivable-backed securities, are subject to several risks, including the prepayment of principal. Other risks and special considerations applicable to these instruments are described in "Further Information: Certain Investment Techniques and Strategies."

The Income Portfolio is subject to no limitation with respect to the maturi-ties of the instruments in which it may invest; the weighted average maturity of its portfolio securities is anticipated to be approximately five to 10 years. The Income Portfolio's investments in bonds are limited to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIM to be of comparable quality. Risks and spe-cial considerations applicable to certain investment grade obligations and ob-ligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Income Portfolio's investments is included as an Appendix to the Statement of Additional Information.

The Income Portfolio will not purchase any obligation rated BBB by S&P or Baa by Moody's if, as a result of the purchase, more than 25% of the Portfolio's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIM to be of comparable quality. In addition, no obligation will be purchased by the Income Portfolio if, as a re-sult of the purchase, more than 10% of the Portfolio's total assets would be invested in obligations rated BB or B by S&P or Ba or B by Moody's or in unrated obligations that GEIM deems to be of comparable quality.

Up to 35% of the Income Portfolio's total assets may be invested in obliga-tions of foreign companies or foreign governments or their agencies and in-strumentalities. Investments in foreign companies and agencies or instrumen-talities of foreign governments made by the Income Portfolio usually will in-volve currencies of foreign countries. Risks and special considerations appli-cable to investing in foreign countries are described below under "Risk Fac-tors and Special Considerations." Under normal market conditions, the Income Portfolio may invest a substantial portion of its assets in money market in-struments of the types described below under "Additional Investments--Money Market Instruments" for cash management purposes, pending investment in accor-dance with the Portfolio's investment objective and policies and to meet oper-ating expenses. Moreover, when GEIM believes that economic and other market conditions warrant, for temporary defensive purposes, the Income Portfolio may hold cash or invest in such short-term money market instruments without limi-tation.

The Income Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, repurchase agreements, illiquid securities, Rule 144A Securities, securities of suprana-tional agencies and securities of other investment funds. In addition, the In-come Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities in-dexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transac-tions, purchasing and writing put and call options on foreign currencies, en-tering into securities transactions on a when-issued or delayed-delivery ba-sis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and

                                                   Variable Investment Trust--7

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

Special Considerations" and in "Further Information: Certain Investment Tech-niques and Strategies."

GE MONEY MARKET PORTFOLIO

The investment objective of GE Money Market Portfolio (the "Money Market Port-folio"), a diversified investment fund, is to seek a high level of current in-come consistent with the preservation of capital and the maintenance of li-quidity. In seeking its objective, the Money Market Portfolio invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan insti-tutions, insurance companies and mortgage bankers; (3) commercial paper and notes, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (5) debt obligations issued or guaran-teed by one or more foreign governments or any of their political subdivi-sions, agencies or instrumentalities, including obligations of supranational entities; (6) debt securities issued by foreign issuers; and (7) repurchase agreements.

The Money Market Portfolio limits its investments to securities that the Trust's Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Portfolio. "Eligible Securities" as used in this Prospectus means securities rated by the "Requi-site NRSROs" in one of the two highest short-term rating categories, consist-ing of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Money Market Portfolio acquires the security. Currently, six organizations are NRSROs: S&P, Moody's, Fitch In-vestors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the Appendix to the Statement of Additional Information. By limiting its investments to Eligible Securities, the Money Market Portfolio may not achieve as high a level of current income as a fund investing in low-er-rated securities.

The Money Market Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Money Market Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securi-ties"), and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Money Market Portfolio may invest more than 5% (but not more than 25%) of the then-current value of the Portfolio's total assets in the securities of a single issuer for a period of up to three busi-ness days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securi-ties or are comparable unrated securities and (2) the Portfolio does not make more than one such investment at any one time. If the Money Market Portfolio acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the Trust's Board of Trustees. Determination of comparable quality is made by GEIM in accordance with procedures established by the Board of Trustees. The Money Market Portfo-lio invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), de-termined in accordance with a rule promulgated by the SEC. The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Money Market Portfolio are valued on the basis of amortized cost, as described below under "Net Asset Value."

8--Variable Investment Trust

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

The Money Market Portfolio, in addition to investing as described above, may hold Rule 144A Securities. In addition, the Money Market Portfolio may engage in the following types of investment techniques and strategies: entering into reverse repurchase agreements, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Fac-tors and Special Considerations" and in "Further Information: Certain Invest-ment Techniques and Strategies."

ADDITIONAL INVESTMENTS

Some or all of the Portfolios may invest in the types of instruments and en-gage in the types of strategies described in detail below. These instruments and strategies may be subject to the risks and special considerations de-scribed below under "Risk Factors and Special Considerations."

MONEY MARKET INSTRUMENTS. Each Portfolio, other than the Money Market Portfo-lio, may invest only in the following types of money market instruments: Gov-ernment Securities; obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumental-ities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper; and repurchase agreements.

Each of the Portfolios may invest in the following types of Government Securi-ties: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Ad-ministration, Export-Import Bank of the United States, Small Business Adminis-tration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Fed-eral Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Fed-eral Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Adminis-tration, Tennessee Valley Authority, District of Columbia Armory Board, Stu-dent Loan Marketing Association and Resolution Trust Corporation. Direct obli-gations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Govern-ment Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obli-gated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government, only if GEIM determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.

Each Portfolio, other than the Money Market Portfolio, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. The International Portfolio and the U.S. Equity Portfolio may invest in these in-struments only if they are rated AAA or AA by S&P or Aaa or Aa by Moody's or have received an equivalent rating from another NRSRO, or if unrated, are deemed by GEIM to be of equivalent quality. The Income Portfolio may invest in such money market instruments if they are rated no lower than B by S&P or Moody's or have received an equivalent rating from another NRSRO, or if unrated, are deemed by GEIM to be of equivalent quality. Commercial paper held by such Portfolios may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an is-suer having an outstanding unsecured debt issue then rated within the three highest categories. A

                                                   Variable Investment Trust--9

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

description of the rating systems of Moody's and S&P is contained in an Appen-dix to the Statement of Additional Information. At no time will the invest-ments of a Portfolio, other than the Money Market Portfolio, in bank obliga-tions, including time deposits, exceed 25% of the value of the Portfolio's as-sets.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. Each Portfolio may engage in re-purchase agreement transactions with respect to instruments in which the Port-folio is authorized to invest. The Portfolios may engage in repurchase agree-ment transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an un-derlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determin-ing the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the securities underlying a re-purchase agreement of a Portfolio are monitored on an ongoing basis by GEIM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEIM also monitors, on an ongo-ing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.

The Money Market Portfolio may engage in reverse repurchase agreements, sub-ject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Money Market Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. The Money Market Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, Government Securities or other liquid, high-grade debt obligations equal in value to the Money Market Portfolio's ob-ligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The U.S. Equity Portfolio, the International Portfolio and the Income Portfolio may each invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on trans-fer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities. In addition, each Portfolio, other than the Money Market Portfolio, may invest up to 15% of its assets in "illiq-uid securities"; the Money Market Portfolio may not, under any circumstance, invest in illiquid securities. In no event, however, will any Portfolio's in-vestments in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its assets. Illiquid securities are securities that cannot be disposed of by a Portfolio within seven days in the ordinary course of busi-ness at approximately the amount at which the Portfolio has valued the securi-ties. Illiquid securities that are held by a Portfolio take the form of op-tions traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEIM has determined are not liquid under guide-lines established by the Trust's Board of Trustees.

INDEXED SECURITIES. The Income Portfolio may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities

10--Variable Investment Trust

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

may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Income Portfolio will bear the market risk of the ref-erence instrument.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Portfolio, other than the Money Market Portfolio, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Port-folio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the un-derlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying securi-ty, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying se-curities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is ex-pected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount re-ceived is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indexes, options on foreign currencies and options on futures con-tracts will not exceed 20% of the Portfolio's net assets.

COVERED OPTION WRITING. Each Portfolio, other than the Money Market Portfolio, may write covered put and call options on securities. A Portfolio will realize fees (referred to as "premiums") for granting the rights evidenced by the op-tions. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call op-tion embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Portfolios with option-writing authority write only covered options. A put or call option written by a Portfolio will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Avail-able to Some But Not All Portfolios--Covered Option Writing" in the Statement of Additional Information for specific situations where put and call options will be deemed to be covered by a Portfolio.

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding op-tion's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio de-sires to terminate its obligation. The obligation of a Portfolio under an op-tion that it has written would be terminated by a closing purchase transac-tion, but the Portfolio would not be deemed to own an

                                                  Variable Investment Trust--11

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

option as the result of the transaction. To facilitate closing purchase trans-actions, the Portfolios with option-writing authority will ordinarily write options only if a secondary market for the options exists on a U.S. or foreign securities exchange or in the over-the-counter market.

Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Secu-rities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition to writing covered put and call options to generate current in-come, a Portfolio may enter into options transactions as hedges to reduce in-vestment risk, generally by making an investment expected to move in the oppo-site direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. No Portfolio will en-ter into a transaction involving options for speculative purposes.

SECURITIES INDEX OPTIONS. In seeking to hedge all or a portion of its invest-ments, a Portfolio, other than the Money Market Portfolio, may purchase and write put and call options on securities indexes listed on U.S. or foreign se-curities exchanges or traded in the over-the-counter market, which indexes in-clude securities held in its portfolio. The Portfolios with such option writ-ing authority may write only covered options. A Portfolio may also use securi-ties index options as a means of participating in a securities market without making direct purchases of securities. No Portfolio will enter into a transac-tion involving securities index options for speculative purposes.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price ex-ceeds (in the case of a call) or is less than (in the case of a put) the clos-ing value of the underlying securities index on the exercise date.

A securities index option written by a Portfolio will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Portfolios--Stock Index Options" in the State-ment of Additional Information for specific situations where securities index options will be deemed to be covered by a Portfolio. If the Portfolio has written a securities index option, it may terminate its obligation by effect-ing a closing purchase transaction, which is accomplished by purchasing an op-tion of the same series as the option previously written.

FUTURES AND OPTIONS ON FUTURES. Each Portfolio, other than the Money Market Portfolio, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign ex-change or board of trade or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved. No Portfolio will enter into a transaction involving futures and options on futures for specula-tive purposes.

A Portfolio may not enter into futures and options contracts for which aggre-gate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio's total assets, after taking into account unrealized losses or profits

12--Variable Investment Trust

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

on futures contracts or options on futures contracts into which it has en-tered. The current view of the SEC staff is that a Fund's long and short posi-tions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets segregated with the Trust's custodian, or with a designated sub-custodian or "covered" in a manner similar to that for covered options on securities (see "Strategies Available to Some But Not All Portfolios--Covered Option Writing" in the Statement of Additional Information) and designed to eliminate any potential leveraging.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular fi-nancial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indexes that reflect the market value of common stock of the compa-nies included in the indexes. An index futures contract is an agreement pursu-ant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

FORWARD CURRENCY TRANSACTIONS. The International Portfolio, the U.S. Equity Portfolio and the Income Portfolio may each hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange trans-actions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. No Portfolio will enter into forward currency transactions for speculative pur-poses. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Portfolio enters into the contract. Forward currency contracts (1) are traded in a market conducted directly be-tween currency traders (typically, commercial banks or other financial insti-tutions) and their customers, (2) generally have no deposit requirements and
(3) are typically consummated without payment of any commissions. A Portfolio, however, may enter into forward currency contracts requiring deposits or in-volving the payment of commissions. To assure that a Portfolio's forward cur-rency contracts are not used to achieve investment leverage, cash or readily marketable securities will be segregated with the Trust's custodian, or a des-ignated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Portfolio may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Portfolio's paying or re-ceiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Portfolio prior to maturity of the original forward con-tract. No assurance can be given that new forward contracts or offsets will always be available to a Portfolio.

In hedging a specific portfolio position, a Portfolio may enter into a forward contract with

                                                  Variable Investment Trust--13

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

respect to either the currency in which the position is denominated or another currency deemed appropriate by GEIM. A Portfolio's exposure with respect to forward currency contracts is limited to the amount of the Portfolio's aggre-gate investments in instruments denominated in foreign currencies.

OPTIONS ON FOREIGN CURRENCIES. The International Portfolio, the U.S. Equity Portfolio and the Income Portfolio may each purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfo-lio. The Portfolios with such option writing authority may write only covered options. No Portfolio will enter into a transaction involving options on for-eign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Portfolio's options on foreign currencies to 5% of the value of the Portfo-lio's total assets.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions with respect to each Portfolio that may not be changed without approval of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Included among those fundamental restrictions are those listed below.

1. No Portfolio may borrow money, except that the Money Market Portfolio may enter into reverse repurchase agreements, and except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, in-cluding the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securi-ties, in an amount not to exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Port-folio's total assets are outstanding, the Portfolio will not make any addi-tional investments.

2. No Portfolio may lend its assets or money to other persons, except through
(a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Portfolio's assets taken at market value, (c) enter-ing into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and op-tions on securities indexes and (e) entering into variable rate demand notes.

3. No Portfolio may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Portfolio, other than the Money Market Portfolio, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a sin-gle issuer for purposes of this restriction.

4. No Portfolio may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Portfolio's investments in Government Securities and (b) up to 25% of the value of the assets of a Portfolio, other than the Money Market Portfolio, may be invested without re-gard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Portfolio may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any country other than the United States, but not the U.S. Government and (b) all suprana-tional organizations. In addition, securities held by the

14--Variable Investment Trust

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

Money Market Portfolio that are issued by domestic banks are excluded from this restriction. For purposes of this restriction, the Trust will use the in-dustry classifications reflected by the S&P 500 Composite Stock Price Index at the time of determination.

Certain other investment restrictions adopted by the Trust with respect to the Portfolios are described in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Portfolios involves risk factors and special considerations, such as those described below:

GENERAL. GEIM's principal officers, directors, and portfolio managers serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), which like GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM and GEIC collectively provide investment management serv-ices to various institutional accounts with total assets, as of May 31, 1995, in excess of $48.8 billion. An investment in shares of any Portfolio, however, should not be considered to be a complete investment program.

DEBT INSTRUMENTS. A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or de-creases in the market value of those obligations. The market value of debt in-struments held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising in-terest rates, the Portfolio's yield will tend to be somewhat lower. In addi-tion, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instru-ments producing lower yields than the balance of its portfolio, thereby reduc-ing the Portfolio's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

CERTAIN INVESTMENT GRADE OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay prin-cipal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have specula-tive characteristics as well.

LOW-RATED SECURITIES. Certain Portfolios are authorized to invest in securi-ties rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncer-tainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

Although the market values of low-rated securities tend to react less to fluc-tuations in interest rate levels than the market values of higher-rated secu-rities, the market values of certain low-rated securities tend to be more sen-sitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek

                                                  Variable Investment Trust--15

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

recovery upon a default in the payment of principal or interest on its portfo-lio holdings. The existence of limited markets for low-rated securities may diminish the Trust's ability to obtain accurate market quotations for purposes of valuing the securities held by a Portfolio and calculating the Portfolio's net asset value.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addi-tion, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applica-ble if their securities were publicly traded. A Portfolio's investments in il-liquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that GEIM deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A Portfolio entering into a re-purchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will be, in particular, subject to the risk of a possible de-cline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Money Market Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Money Market Portfo-lio's use of the proceeds of the agreement may be restricted pending a deter-mination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

WARRANTS. Because a warrant, which is a security permitting, but not obligat-ing, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not repre-sent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying secu-rity and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net as-sets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange. Warrants ac-quired by a Portfolio in units or attached to securities may be deemed to be without value.

INVESTMENT IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typ-ically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign compa-nies than about U.S. companies, and foreign companies generally are not sub-ject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or eco-nomic or monetary policy (in the United States or abroad) or changed circum-stances in

16--Variable Investment Trust

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

dealings between nations. Costs are also incurred in connection with conver-sions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign secu-rities markets may be less liquid, more volatile and less subject to govern-mental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (includ-ing the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and set-tlement periods.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's in-vestments are denominated, strengthen or weaken against the U.S. dollar. Cur-rency exchange rates generally are determined by the forces of supply and de-mand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency ex-change rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political de-velopments in the United States or abroad.

INVESTING IN DEVELOPING COUNTRIES. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, includ-ing exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing coun-tries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private proper-ty. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

COVERED OPTION WRITING. Upon the exercise of a put option written by a Portfo-lio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option. In ad-dition, no assurance can be given that a Portfolio will be able to effect closing purchase transactions at a desired time. The ability of a Portfolio to engage in closing transactions with respect to options depends on the exist-ence of a liquid secondary market. Although a Portfolio will generally pur-chase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

A Portfolio will engage in hedging transactions only when deemed advisable by GEIM. Successful use by a Portfolio of options will depend on GEIM's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

SECURITIES INDEX OPTIONS. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transac-tions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for

                                                  Variable Investment Trust--17

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

the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIM desires that a Portfolio engage in such a transaction.

FUTURES AND OPTIONS ON FUTURES. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the under-lying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses in-curred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

FORWARD CURRENCY TRANSACTIONS. In entering into forward currency contracts, a Portfolio will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with re-spect to certain currencies. The existence of a limited market may in turn re-strict the Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIM's special skills and experience with respect to those instruments and will usually depend upon GEIM's ability to forecast interest rate and cur-rency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated ben-efits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation be-tween movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

The Trust's ability to dispose of a Portfolio's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIM cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a re-sult, no assurance can be given that a Portfolio will be able to utilize these contracts effectively for the intended purposes.

OPTIONS ON FOREIGN CURRENCIES. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign curren-cies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio's position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.

INSTRUMENTS AND STRATEGIES INVOLVING SPECIAL RISKS. Certain instruments in which the Portfolios can invest and certain investment strategies that the Portfolios may employ could expose the Portfolios to various risks and special considerations. The instruments presenting risks to a Portfolio that holds the instruments are: Rule 144A Securities, depositary receipts, securities of su-pranational agencies, securities of other investment funds, floating and vari-able rate instruments, participation interests, zero coupon obligations, cus-todial receipts, mortgage related securities, government stripped mortgage re-lated securities, and asset-backed and receivable-backed securities. Among the risks that some, but not all of these instruments involve are lack of liquid secondary markets and the

18--Variable Investment Trust

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

risk of prepayment of principal. The investment strategies involving special risks to some or all of the Portfolios are: engaging in when-issued or de-layed-delivery securities transactions, lending portfolio securities and sell-ing securities short against the box. Among the risks that some, but not all, of these strategies involve are increased exposure to fluctuations in market value of the securities and certain credit risks. See "Further Information:
Certain Investment Techniques and Strategies" for a more complete description of these instruments and strategies.

PORTFOLIO TRANSACTIONS AND TURNOVER

All orders for transactions in securities, options, futures contracts and op-tions on future contracts on behalf of the Portfolios will be placed by GEIM with broker-dealers that it selects, including affiliated brokers. A Portfolio may use a GE-affiliated broker in connection with a purchase or sale of secu-rities if, in the judgment of GEIM, the use of such a GE-affiliated broker is likely to result in price and execution at least as favorable to the Portfolio as those obtainable through other qualified broker-dealers, and if, in the transaction, the affiliated broker charges the Portfolio a fair and reasonable rate consistent with that payable by the Portfolio to other broker-dealers on comparable transactions. The same standard applies to the use of a GE-affili-ated broker as a commodities broker in connection with entering into futures contracts and options on futures contracts.

The Trust cannot predict precisely the turnover rate for any Portfolio, but expects that the annual turnover rate will generally not exceed 50% for the U.S. Equity Portfolio, 50% for the International Portfolio and 300% for the Income Portfolio. The portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory purposes. A 100% annual turnover rate would occur if all of a Portfolio's securities were replaced one time during a period of one year. Higher portfolio turnover rates can result in correspond-ing increases in brokerage commissions. GEIM does not consider portfolio turn-over rate a limiting factor in making investment decisions on behalf of any Portfolio consistent with the Portfolio's investment objective and policies.

MANAGEMENT OF THE TRUST

-------------------------------------------------------------------------------

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Portfolios rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish serv-ices to the Portfolios, including agreements with the Portfolios' investment adviser and administrator, custodian and transfer agent. The day-to-day opera-tions of the Portfolios have been delegated to GEIM. The Statement of Addi-tional Information contains background information regarding each Trustee and executive officer of the Trust.

INVESTMENT ADVISER AND ADMINISTRATOR

GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, serves as the investment adviser and administrator of each Portfo-lio. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of GE and is a registered investment adviser under the In-vestment Advisers Act of 1940, as amended.

GEIM has served as the investment adviser of the GE Funds, a family of ten mu-tual funds (two of which are not presently being offered) separate from the Trust and its Portfolios since their inception in 1993 and other institutional accounts, including PaineWebber Atlas Global Growth Fund (a series of PaineWebber Atlas Fund), PaineWebber Europe Growth Fund and PaineWebber Global Growth & Income Fund (series of PaineWebber Investment Series), The Global Growth Portfolio of PaineWebber Series Trust, Global Small Cap Fund Inc., Mitchell Hutchins/Kidder, Peabody Global Equity Fund and Mitchell Hutchins/Kidder, Peabody Intermediate Fixed Income Fund. GEIM's principal of-ficers and directors serve in similar capacities with respect to GEIC, which like GEIM is a wholly-owned subsidiary of GE, and which currently

                                                   Variable Investment Trust--19
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

acts as the investment adviser of Elfun Global Fund, Elfun Trusts, Elfun In-come Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Di-versified Fund (collectively, the "Elfun Funds"). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular mem-bers are selected from active employees of GE and/or its majority-owned sub-sidiaries, and whose senior Society members are former members who have re-tired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S Program Long Term Interest Fund. GEIC also serves as the investment adviser to the General Electric Company Pension Trust. Through GEIM and GEIC and their predecessors, GE has more than 50 years of investment management experience. GEIM and GEIC collectively provide investment manage-ment services to various institutional accounts with total assets, as of May 31, 1995, in excess of $48.8 billion, of which roughly $9.1 billion is in-vested in mutual funds.

As a Portfolio's investment adviser, GEIM, subject to the supervision and di-rection of the Trust's Board of Trustees, manages the Portfolio in accordance with stated investment objective and policies, makes investment decisions for the Portfolio and places purchase and sale orders for its portfolio transac-tions. The Portfolios pay GEIM fees for advisory services provided by GEIM to the Portfolios that are accrued daily and paid monthly at the following annual rates of the value of the Portfolios' average daily net assets: the U.S. Eq-uity Portfolio--.50%, the International Portfolio--.80%, the Income Portfo-lio--.45% and the Money Market Portfolio--.25%. The fee paid by the Interna-tional Portfolio is higher than investment management fees paid by most other mutual funds.

As a Portfolio's administrator, GEIM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, in-ternal auditing services and certain other services required by the Trust; prepares reports to the shareholders of the Portfolio; and assists in the preparation of tax returns and reports to and filings with the SEC and state securities law authorities. GEIM also pays the salaries of all personnel em-ployed by both it and the Trust and provides each Portfolio with investment officers who are authorized by the Board of Trustees to execute purchases and sales of securities on behalf of the Portfolio. Each Portfolio pays GEIM fees for administrative services provided by GEIM to the Portfolio that are accrued daily and paid monthly at an annual rate of .05% of the value of the Portfo-lios' average daily net assets. GEIM may delegate to others all or a part of its responsibilities as administrator.

Although investment decisions for each Portfolio are made independently from those of the other accounts managed by GEIM, investments of the type a Portfo-lio may make may also be made by those other accounts. When a Portfolio and one or more other accounts managed by GEIM are prepared to invest in, or de-sire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to each. In some cases, this procedure may adversely affect the price paid or re-ceived by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

The agreements governing the investment advisory services furnished to the Trust by GEIM provide that, if GEIM ceases to act as the investment adviser to the Trust, at GEIM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Portfolios to a name not including the initials "GE."

PORTFOLIO MANAGEMENT

Eugene K. Bolton is responsible for the overall management of the domestic eq-uity investment process at GEIM and GEIC (GEIM, GEIC and their predecessors are collectively referred to as "GE Investments"). Mr. Bolton is specifically responsible for selecting the

20--Variable Investment Trust

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

Portfolio Managers for the U.S. Equity Portfolio. He is also responsible for monitoring the investment strategies employed by the Portfolio Managers of those Portfolios to ensure that they are consistent with the Portfolios' in-vestment objectives and policies. Mr. Bolton has more than ten years of in-vestment experience and has held positions with GE Investments since 1984. He is currently a Director and Executive Vice President of GE Investments.

David B. Carlson is one of the five Portfolio Managers for the U.S. Equity Portfolio. He has more than 12 years of investment experience and has held po-sitions with GE Investments since 1982. Mr. Carlson is currently a Senior Vice President of GE Investments.

Elaine G. Harris is one of the five Portfolio Managers for the U.S. Equity Portfolio. She has more than ten years of investment experience and has held positions with GE Investments since March 1993. From 1991 to 1993, Ms. Harris served as Senior Vice President and Portfolio Manager at SunAmerica Asset Man-agement and, prior thereto, as Portfolio Manager at Alliance Capital Manage-ment Company and in various positions at Fidelity Management and Research Cor-poration. Ms. Harris is currently a Senior Vice President of GE Investments.

Peter J. Hathaway is one of the five Portfolio Managers for the U.S. Equity Portfolio. He has more than 34 years of investment experience and has held po-sitions with GE Investments since 1985. Mr. Hathaway is currently a Senior Vice President of GE Investments.

A. John Kohlhepp is one of the five Portfolio Managers for the U.S. Equity Portfolio. He has more than 35 years of investment experience and has held po-sitions with GE Investments since 1968. Mr. Kohlhepp is currently a Senior Vice President of GE Investments.

Ralph R. Layman is the Portfolio Manager of the International Portfolio. He has more than 15 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, Mr. Layman served as an Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and Portfolio Manager of Templeton Investment Counsel. Mr. Layman is currently an Executive Vice President of GE Investments.

Robert A. MacDougall is the Portfolio Manager of the Income Portfolio. He has more than 11 years of investment experience and has held positions with GE In-vestments since 1986. Mr. MacDougall is currently a Senior Vice President of GE Investments.

Paul C. Reinhardt is one of the five Portfolio Managers for the U.S. Equity Portfolio. He has more than 13 years of investment experience and has held po-sitions with GE Investments since 1982. Mr. Reinhardt is currently a Senior Vice President of GE Investments.

EXPENSES OF THE PORTFOLIOS

Each Portfolio will bear its own expenses, which generally include all costs not specifically borne by GEIM. Included among the Portfolios' expenses are: a portion of the costs incurred in connection with the Trust's organization; in-vestment advisory and administration fees; fees paid to members of the Trust's Board of Trustees who are not affiliated with GEIM or any of its affiliates; fees for necessary professional and brokerage services; fees for any pricing service; the costs of custody, transfer agency and recordkeeping services; the costs of regulatory compliance; a portion of the costs associated with main-taining the Trust's legal existence; and the costs of corresponding with shareholders of the Portfolios. GEIM intends to reduce or otherwise limit these expenses, other than investment advisory and administration fees which are discussed above under "Investment Adviser and Administrator," on an annualized basis, to the following annual rate of the value of the Portfolio's average daily net assets: the U.S. Equity Portfolio--.25%, the International Portfolio--.35%, the Income Portfolio--.25% and the Money Market Portfolio--
 .20%. In addition, the Trust's agreement with GEIM with respect to each Port-folio provides that GEIM will reimburse the Portfolio to the extent re-

                                                  Variable Investment Trust--21

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

quired by applicable state laws for certain expenses that are described in the Statement of Additional Information.

A detailed description of the fees and expenses involved in investing in the Contracts and the Portfolios is included in the applicable Contract prospec-tus.

PURCHASE OF SHARES

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GENERAL

Shares of the Portfolios are offered only to the insurance company separate accounts that fund the Contracts, and may at any time be offered to separate accounts of any insurer approved by the Trustees (collectively, the "Insur-ers"). The shares are sold on a continuous basis and may be purchased by the separate accounts without any sales charge at net asset value. Purchase orders are submitted to the Portfolios based on premium payments properly furnished to the Insurers by Contract owners. A purchase order will be processed at the net asset value next determined with respect to the shares of the Portfolio being purchased after the purchase order has been received and accepted by State Street Bank and Trust Company ("State Street"), the Trust's custodian and transfer agent. For a description of the manner of calculating a Portfo-lio's net asset value, see "Net Asset Value."

Purchase orders for shares of a Portfolio will be accepted by the Trust only on a day on which the Portfolio's net asset value is calculated. See "Net As-set Value" below. The Trust may in its discretion reject any order for the purchase of shares of a Portfolio. For the convenience of shareholders and in the interest of economy, the Trust will not issue physical certificates repre-senting shares in any Portfolio.

REDEMPTION OF SHARES

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REDEMPTIONS IN GENERAL

Shares of each Portfolio may be redeemed without charge on any day on which the Portfolio's net asset value is calculated as described below under "Net Asset Value." Redemption requests are submitted to the Portfolios based on surrender or partial withdrawal requests properly furnished to the Insurers by the Contract owners. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request.

Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. If such a conflict were to occur, one or more of the Insurers' separate accounts might be required to withdraw its in-vestments in one or more of the Portfolios. This might force the affected Portfolio or Portfolios to sell securities at disadvantageous prices or other-wise adversely affect the Portfolio or Portfolios.

EXCHANGE PRIVILEGE

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Under an exchange privilege offered by the Trust, shares of each Portfolio may be exchanged at their respective net asset values for shares of any of the other Portfolios described in this Prospectus. Exchanges are treated as a re-demption of shares of one Portfolio and a purchase of shares of another Port-folio. The Trust may, upon 60 days' prior written notice, materially modify or terminate the exchange privilege with respect to the Portfolios.

Shareholders exercising the exchange privilege should carefully review the prospectus disclosure for the Portfolio they are considering investing in prior to making an exchange.
---------------------------------------------------22--Variable Investment Trust

NET ASSET VALUE

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Each Portfolio's net asset value per share, is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is cur-rently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). Net asset value per share of a Portfolio is computed by dividing the value of the Port-folio's net assets by the total number of its shares outstanding. In general, a Portfolio's investments will be valued at market value or, in the absence of market value, at fair value as determined by or under the direction of the Trust's Board of Trustees. The Trust will seek to maintain the Money Market Portfolio's net asset value at $1.00 per share for purposes of purchases and redemptions, although no assurance can be given that the Trust will be able to do so on a continuous basis.

Securities that are primarily traded on a foreign exchange generally will be valued for purposes of calculating a Portfolio's net asset value at the pre-ceding closing value of the securities on the exchange, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be deter-mined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign se-curities exchange will be valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. An op-tion that is written by a Portfolio generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. An op-tion that is purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract will be equal to the unrealized gain or loss on the con-tract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures con-tracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities of a Portfolio initially expressed in foreign cur-rency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, GEIM may consult with an independent pricing service or services, retained by the Trust. Fur-ther information regarding the Trust's valuation policies is contained in the Statement of Additional Information.

All portfolio securities held by the Money Market Portfolio, and any short-term investments of the other Portfolios that mature in 60 days or less, will be valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Trust's Board of Trust-ees determines that amortized cost is fair value.

DIVIDENDS, DISTRIBUTIONS AND TAXES

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DIVIDENDS AND DISTRIBUTIONS

Net investment income (that is, income other than long- and short-term capital gains) and
---------------------------------------------------Variable Investment Trust--23
net realized long- and short-term capital gains are determined separately for each Portfolio. All dividends and capital gains distributions paid by a Port-folio will be automatically invested, at net asset value, by the separate ac-counts in additional shares of the Portfolio. Dividends attributable to the Income Portfolio and the Money Market Portfolio are declared daily and paid monthly. Dividends attributable to the net investment income of the Interna-tional Portfolio and the U.S. Equity Portfolio are declared and paid annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. If a separate account redeems all of its shares of the Income Portfolio or the Money Market Portfolio at any time during a month, all dividends to which the separate account is entitled will be paid to the separate account along with the proceeds of its redemption. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. All expenses of the Income Portfolio and the Money Market Portfolio are accrued daily and deducted before declaration of dividends to the separate accounts. Earnings of the Income Portfolio and the Money Market Portfolio for Saturdays, Sundays and holidays will be declared as dividends on the business day immedi-ately preceding the Saturday, Sunday or holiday.

Each Portfolio may be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Portfolio's shareholders, the Trust will declare and pay div-idends of the Portfolio's net investment income and distributions of the Port-folio's net capital gains more frequently than stated above.

TAXES

Each Portfolio is treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned are determined separately for each Portfolio (rather than on a Trust-wide basis).

The Trust intends that each Portfolio qualify each year as a "regulated in-vestment company" within the meaning of the Code. To qualify as a regulated investment company, the Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or se-curities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposi-tion of (i) stock or securities held for less than three months, (ii) options, futures, or forward contracts held for less than three months (other than op-tions, futures, or forward contracts on foreign currencies), and (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, but only if such currencies (or options, futures, or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Port-folio's assets is represented by cash and cash items, securities of other reg-ulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Portfo-lio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are con-trolled by the Portfolio (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than Government Securities or the securities of other regulated investment companies). As a regulated investment company and provided certain distribution requirements are met, a Portfolio will not be subject to federal income

24--Variable Investment Trust

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

tax on its net investment income and net capital gain that it distributes to the separate accounts, its shareholders.

Dividends paid by a Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio. The Trust has been informed by the separate accounts that they should, for federal income tax purposes, be con-sidered the shareholders of each of the Portfolios.

Shares of each Portfolio are offered only to insurance company accounts that currently fund variable annuity contracts and that may, in the future, fund variable life insurance contracts. Under the Code, no tax is imposed on an in-surance company with respect to income of a qualifying separate account prop-erly allocable to the value of eligible variable annuity or variable life in-surance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of a Portfolio and (2) the holders of Contracts funded through those accounts.

To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same is-suer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instru-mentality are treated as securities of separate issuers. Compliance with these diversification rules will limit the ability of the Money Market Portfolio and the Income Portfolio, in particular, to invest more than 55% of their assets in direct obligations of the U.S. Treasury or to invest primarily in securi-ties issued by a single agency or instrumentality of the U.S. Government.

CUSTODIAN AND TRANSFER AGENT

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State Street, located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's custodian and transfer agent, and is responsible for re-ceiving acceptance orders for the purchase of shares and processing redemption requests.

THE PORTFOLIOS' PERFORMANCES

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Certain information about the Portfolios' performances are set out below.

YIELD

The Trust may, from time to time, include the yield and effective yield of the Money Market Portfolio in advertisements or reports to shareholders or pro-spective investors. Current yield for the Money Market Portfolio will be based upon income received by a hypothetical investment in a given seven-day period (which period will be stated in the advertisement), and then "annualized" (that is, assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Portfolio will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends. The current seven-day yield and effective seven-day yield as of March 31, 1995 were 5.66% and 5.82%, respectively.

The Trust may, from time to time, advertise a 30-day "yield" for each of the International Portfolio, the U.S. Equity Portfolio and the Income Portfolio. The yield of a Portfolio refers

                                                  Variable Investment Trust--25

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

to the income generated by an investment in the Portfolio over the 30-day pe-riod identified in the advertisement and is computed by dividing the net in-vestment income per share earned by a Portfolio during the period by the net asset value per share for the Portfolio on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the Portfolio's net asset value. The 30-day yield for the period ended March 31, 1995 for the Income Portfolio was 6.73%.

TOTAL RETURN

From time to time, the Trust may advertise an "average annual total return" over various periods of time for each of the International Portfolio, the U.S. Equity Portfolio and the Income Portfolio. This total return figure shows an average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a Portfolio's shares and the reinvest-ment of any income, dividends and/or capital gains distributions made by the Portfolio during the period in shares of the same Portfolio. Figures will be given for recent one-, five- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Portfolio's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, investors should note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Trust may use "aggregate total return" figures for various periods, repre-senting the cumulative change in value of an investment in a Portfolio, for the specific period (again reflecting changes in the Portfolio's share price and the reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subto-tals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Re-flecting compounding over a longer period of time, aggregate total return data generally will be higher than average annual total return data, which reflects compounding of return. The Portfolio's average total returns were as follows for the period January 3, 1995 (inception) through March 31, 1995: Interna-tional Portfolio--2.80%; U.S. Equity Portfolio--9.40%; Income Portfolio-- 4.53%; and Money Market Portfolio--1.32%.

The Trust may, in addition to quoting a Portfolio's average annual and aggre-gate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized to-tal returns may be shown by means of schedules, charts or graphs. Actual an-nual or annualized total return data generally will be lower than average an-nual total return data, which reflects compounding of return.

Yield and total return figures are based on historical earnings and are thus not intended to indicate future performances. The Statement of Additional In-formation describes the method used to determine a Portfolio's yield and total return.

COMPARATIVE PERFORMANCE INFORMATION

In reports or other communications to shareholders of a Portfolio or in adver-tising materials, the Trust may compare the Portfolio's performance with (1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indexes, including the Russell Index, S&P Index, and the Dow Jones Industrial Average or (3) other appropriate indexes of investment securities or with data developed by GEIM derived from those indexes. The performance information may also include eval-uations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Per-

26--Variable Investment Trust

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

sonal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today.

FURTHER INFORMATION: CERTAIN INVESTMENT TECHNIQUES AND STRATEGIES

-------------------------------------------------------------------------------

The Portfolios may engage in a number of investment techniques and strategies, including those described below. No Portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to any Portfolio.

STRATEGIES AVAILABLE TO ALL PORTFOLIOS

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securi-ties occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Each Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities pur-chased on a "when, as and if issued" basis under which the issuance of the se-curities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash, Government Se-curities or other liquid, high-grade debt obligations in an amount equal to the amount of each Portfolio's when-issued or delayed-delivery purchase com-mitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-de-livery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio's net asset value.

LENDING PORTFOLIO SECURITIES. Each Portfolio is authorized to lend its portfo-lio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Portfolio's net assets taken at value. The Portfolio's loans of securities will be collat-eralized by cash, letters of credit or Government Securities. Cash or instru-ments collateralizing a Portfolio's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financial-ly.

RULE 144A SECURITIES. Each of the Portfolios may purchase Rule 144A Securi-ties. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Portfolio's limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Portfolio's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Portfolio. The Board of Trustees has established standards and proce-dures for determining the liquidity of a Rule 144A Security and monitors GEIM's implementation of the standards and procedures.

                                                  Variable Investment Trust--27

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

The ability to sell to qualified institutional buyers under Rule 144A is a re-cent development and GEIM cannot predict how this market will develop.

STRATEGIES AVAILABLE TO SOME BUT NOT ALL PORTFOLIOS

DEPOSITARY RECEIPTS. The International Portfolio and the U.S. Equity Portfolio may each invest in securities of foreign issuers in the form of American De-positary Receipts ("ADRs"), which are U.S. dollar-denominated receipts typi-cally issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer, and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" ar-rangements. In a sponsored ADR arrangement, the foreign issuer assumes the ob-ligation to pay some or all of the depositary's transaction fees, whereas un-der an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In ad-dition, less information is available in the United States about an unspon-sored ADR than about a sponsored ADR. The International Portfolio and the U.S. Equity Portfolio may each invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

SUPRANATIONAL AGENCIES. The Income Portfolio may invest up to 10% of its as-sets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member coun-tries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal indus-tries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical as-sistance to member nations in the Asian and Pacific regions. Securities of su-pranational agencies are not considered Government Securities and are not sup-ported, directly or indirectly, by the U.S. Government.

INVESTMENTS IN OTHER INVESTMENT FUNDS. The International Portfolio and the In-come Portfolio may each invest in investment funds that invest principally in securities in which the Portfolio is authorized to invest. Under the 1940 Act, a Portfolio may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company, and the Portfolio may not own more than 3% of the securi-ties of any investment company. To the extent a Portfolio invests in other in-vestment companies, the Portfolio's shareholders will incur certain duplica-tive fees and expenses, including investment advisory fees.

FLOATING AND VARIABLE RATE INSTRUMENTS. The Income Portfolio and the Money Market Portfolio may each invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or divi-dend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, cur-rency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease or may be subject to periodic or lifetime caps. Floating and variable rate income securities include securi-ties whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in

28--Variable Investment Trust

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

the value of securities whose rates vary in-versely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

ZERO COUPON OBLIGATIONS. The Income Portfolio may invest in zero coupon obli-gations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. According-ly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of compa-rable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although the Income Portfolio will receive no payments on its zero coupon securities, prior to their matu-rity or disposition, it will be required for federal income tax purposes gen-erally to include in its dividends each year an amount equal to the annual in-come that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent the Income Portfolio is required to liq-uidate thinly traded securities, the Portfolio may be able to sell such secu-rities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dis-positions are used by the Income Portfolio to pay distributions, the Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

MORTGAGE RELATED SECURITIES. The mortgage related securities in which the In-come Portfolio will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government Na-tional Mortgage Association ("GNMA"), by government related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and pri-vate mortgage insurance companies. Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment require-ments of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Income Port-folio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Con-versely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of pre-payments may occur at higher or lower interest rates than the original invest-ment, thus affecting the yield of the Income Portfolio. Because prepayments of principal generally occur when interest rates are declining, the Income Port-folio will likely have to reinvest the proceeds of prepayments at lower inter-est rates than those at which its assets were previously invested, resulting in a corresponding decline in the Portfolio's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securi-ties may have a comparable risk of decline in market value in periods of ris-ing interest rates. To the extent that the Income Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

                                                  Variable Investment Trust--29

-------------------------------------------------------------------------------

ARMs have interest rates that reset at periodic intervals, thereby allowing the Income Portfolio to participate in increases in interest rates through pe-riodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising in-terest rates, the Income Portfolio generally will be able to reinvest these amounts in securities with a higher current rate of return. The Income Portfo-lio, however, will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate se-curities in response to extreme movements in interest rates. As a result, dur-ing periods of volatile interest rates, the Income Portfolio's net asset value may fluctuate more than if it did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mort-gages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Income Portfolio before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CMOs are obligations fully collateralized by a portfolio of mortgages or mort-gage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with re-spect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of GEIM, the Income Portfolio limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net as-sets.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. The Income Portfolio may in-vest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership inter-ests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mort-gage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Income Portfolio will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEIM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any de-cline in value of the securities held by the Income Portfolio.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on govern-ment stripped mortgage related securities are extremely sensitive to the pre-payment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than antici-pated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related secu-rities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Income Portfolio's not fully recovering its initial investment in an interest-only government stripped mort-

30--Variable Investment Trust

-------------------------------------------------------------------------------
gage related security. Under current market conditions, the Income Portfolio expects that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an in-terest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Income Portfolio will be able to effect a trade of a government stripped mortgage related secu-rity at a desired time. The Income Portfolio will acquire government stripped mortgage related securities only if a secondary market for the securities ex-ists at the time of acquisition. Except for government stripped mortgage re-lated securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Trust's Board of Trustees, the Trust treats government stripped mortgage related securities as illiquid and will limit the Income Portfolio's investments in these securities, to-gether with other illiquid investments, to not more than 15% of its net as-sets.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. The Income Portfolio may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARssm") and interests in pools of credit card receivables. CARssm represent undivided fractional in-terests in a trust, the assets of which consist of a pool of motor vehicle re-tail installment sales contracts and security interests in the vehicles secur-ing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a finan-cial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARssm may be affected by early prepayment of princi-pal on the underlying vehicle sales contracts. If the letter of credit is ex-hausted, the Income Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions re-lating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insol-vency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Income Portfolio's investment objective and policies and subject to the review and approval of the Trust's Board of Trustees, the Income Portfolio may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE DOLLAR ROLLS. With respect to up to 10% of its total assets, the In-come Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously con-tracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfo-lio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the for-ward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this tech-nique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the for-

                                                  Variable Investment Trust--31

-------------------------------------------------------------------------------
ward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon GEIM's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Income Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Port-folio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT SALES AGAINST THE BOX. The International Portfolio may sell securities "short against the box." Whereas a short sale is the sale of a security the International Portfolio does not own, a short sale is "against the box" if at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchange-able without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by so-phisticated investors to defer recognition of capital gains or losses.

ADDITIONAL MATTERS

-------------------------------------------------------------------------------

The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the "Declaration"), under the laws of The Com-monwealth of Massachusetts on February 25, 1994. The Declaration authorizes the Trust's Board of Trustees to create separate series, of an unlimited num-ber of shares of beneficial interest, par value $.001 per share.

When issued, shares of a Portfolio will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conver-sion rights. Certain aspects of the shares may be changed, upon notice to Portfolio shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.

When matters are submitted for shareholder vote, each shareholder of each Portfolio will have one vote for each full share held and proportionate, frac-tional votes for fractional shares held. In general, shares of each Portfolio vote by individual Portfolio on all matters except (1) a matter affecting the interests of one or more of the Portfolios, in which case only shares of the affected Portfolios would be entitled to vote, or (2) when the 1940 Act re-quires that shares of the Portfolios be voted in the aggregate. Normally, no meetings of shareholders of the Portfolios will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a ma-jority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

An insurance company issuing a Contract that participates in the Portfolios will vote shares in the applicable separate account as required by law and in-terpretation thereof, as such may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating in-surance company is required to request voting instructions from Contract own-ers and must vote shares in the applicable separate account in proportion to the voting instructions received. For further discussion, please refer to the prospectus for your Contract.

The Trust will send to each shareholder of each Portfolio a semiannual report and an au-

32--Variable Investment Trust

-------------------------------------------------------------------------------
dited annual report, each of which includes a list of the investment securi-ties held by each Portfolio. Management's discussion of the performance of the Portfolios will be included in the Portfolios' annual reports, which will be furnished to shareholders free of charge.





--------------------------------------------------------------------------------
 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED INTO THIS PROSPECTUS BY REFERENCE IN CONNECTION WITH THE OFFERING OF SHARES OF VARIABLE INVESTMENT TRUST, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST
 NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY VARIABLE INVESTMENT TRUST.
 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO
 ANY PERSON TO WHOM, AN OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------


                                                  Variable Investment Trust--33

-------------------------------------------------------------------------------

                  GREAT NORTHERN INSURED ANNUITY CORPORATION*
[LOGO             *Doing business in Texas as GNA Insurance Company  APPLICATION
OF GNA                                                  [LOGO OF POWER PORTFOLIO
APPEARS           Send application with payment to:            APPEARS HERE]
HERE]             GNA LOCKBOX, P.O. BOX 7780-5083, PHILADELPHIA, PA 19182-5083

-------------------------------------------------------------------------------
                 Name:  First             Middle             Last
PARTICIPANT     ---------------------------------------------------------------
(OWNER)          Address:
                ---------------------------------------------------------------
                 City             State   Zip    Social Security/Federal Tax
                                                 I.D. Number
                ---------------------------------------------------------------
                 Date of Birth (MM-DD-YY)
                                  Sex     Telephone
                                          Day (    )         Evening (    )
-------------------------------------------------------------------------------
JOINT            Name:  First             Middle             Last
PARTICIPANT
                ---------------------------------------------------------------
                 Date of Birth (MM-DD-YY)  Sex  [_] Spouse      Social Security
                                                [_] Non-Spouse  Number

-------------------------------------------------------------------------------
ANNUITANT        Name:  First             Middle             Last
(IF OTHER THAN
PARTICIPANT)    ---------------------------------------------------------------
                 Date of Birth (MM-DD-YY)  Sex  Social Security  Relationship
                                                Number           to Participant

-------------------------------------------------------------------------------
JOINT ANNUITANT  Name:  First             Middle             Last

                ---------------------------------------------------------------
                 Date of Birth (MM-DD-YY)  Sex  [_] Spouse      Social Security
                                                [_] Non-Spouse  Number

-------------------------------------------------------------------------------
PARTICIPANT'S     Primary Contingent  Full Name   Relationship   Date of Birth
BENEFICIARIES      [_]  [_]                                       (MM-DD-YY)
                ---------------------------------------------------------------
                   [_]  [_]
                ---------------------------------------------------------------
                   [_]  [_]
                ---------------------------------------------------------------
                   [_]  [_]
-------------------------------------------------------------------------------
ANNUITY DATE     The first day of     If no date is selected, the annuity date
                                      will be the first day of the calendar
                 --------   --------  month immediately following the later of
                 (month)     (year)   the 10th certificate anniversary or the
                                      first certificate anniversary after age
                                      85. For qualified contracts, the annuity
                                      date generally may not be later than
                                      April 1 of the year after the year in
                                      which the Annuitant attains age 70 1/2.
-------------------------------------------------------------------------------
INITIAL          Premium Amount  PLAN TYPE:
PURCHASE         (made payable   [_] IRA Rollover
PAYMENT          to GNA)         [_] IRA Direct Transfer
                 $               [_] Non Qualified
                                 [_] IRA Direct Rollover
                                 [_] 403(b)
                                 [_] 1035 Tax Free Exchange
                                 [_] SEP ____ (type)
                                 [_] Qualified Plan Asset ______ (type)
-------------------------------------------------------------------------------
PURCHASE         VARIABLE ANNUITY SEPARATE ACCOUNT
PAYMENT          (use whole %)
ALLOCATION       _____% GNA Adjustable Rate Portfolio
                 _____% GNA Government Portfolio
                 _____% GNA Value Portfolio
                 _____% GNA Growth Portfolio
                 _____% GE International Equity Portfolio
                 _____% GE Fixed Income Portfolio
                 _____% GE US Equity Portfolio
                 _____% GE Money Market Portfolio

                 VARIABLE ANNUITY FIXED MGA ACCOUNT
                 (minimum $2,000 per guarantee period)
                 _____% 1 year   _____% 6 year
                 _____% 2 year   _____% 7 year
                 _____% 3 year   _____% 8 year
                 _____% 4 year   _____% 9 year
                 _____% 5 year   _____% 10 year

                 TOTAL MUST EQUAL 100%
-------------------------------------------------------------------------------
DOLLAR COST      NOT PERMITTED INTO OR OUT OF FIXED MGA ACCOUNT
AVERAGING        TRANSFER AMOUNT: $ _________
(NOT PERMITTED   ($1,000 minimum per transfer)
AT THE SAME      TRANSFER THE ABOVE AMOUNT EACH:   TRANSFER FROM
TIME AS           [_] MONTH
SYSTEMATIC            ($12,000 minimum transferring                      100
WITHDRAWALS)          sub account value)           *___________________ _______%
                  [_] QUARTER
                      ($4,000 minimum transferring Transfer TO:
                      sub account value)           *___________________ ______%
                                                   *___________________ ______%
                 TRANSFER THE ABOVE AMOUNT         *___________________ ______%
                 STARTING ON:                      *___________________ ______%
                                                   *___________________ ______%
                  [_] _______   ________                         TOTAL     100%
                       Month      Year

                  [_] Next available date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SPECIAL
REQUESTS
-------------------------------------------------------------------------------
HOME OFFICE
ENDORSEMENTS
(HOME OFFICE
USE ONLY)
-------------------------------------------------------------------------------
TELEPHONE        [_] Yes [_] No If answered yes, GNA and its Variable Annuity
ACCESS           administrator are authorized to honor telephone instructions
AUTHORIZATION    from the Participant(s) to transfer account values among sub-
                 accounts and to disburse partial surrenders. [____] By initializing this box, the Participant(s) gives the Registered
                 Rep/Agent who signs this application authority to transfer account values among sub-accounts.

                 This authorization is subject to the terms and provisions in the certificate and prospectus. GNA will not be held liable for any loss, liability, cost, or expense for acting on the telephone instructions. GNA's liability for erroneous
                 transfers, unless clearly contrary to instructions received, will be limited to the correction of the allocations on a
                 current basis. For partial surrenders, sole responsibility is to send a check to the Participant's address on file or to the Participant's account (if available) at a commercial
                 bank, savings and loan institution or a member firm of the
                 National Securities Exchange.
-------------------------------------------------------------------------------
STATEMENTS AND   BY SIGNING BELOW, THE PARTICIPANT UNDERSTANDS THAT:
PROVISIONS       The undersigned hereby apply to Great Northern Insured
                 Annuity Corporation for an Annuity Certificate (form 6190-94-
                 02) in accordance with the information contained in this
                 application;
                   1. The undersigned understand that upon acceptance of this application by GNA, they will be bound by the
                      provisions and entitled to the benefits of the annuity.
                   2. Each spouse Joint Participant appoints the other to
                      exercise annuity rights.
                   3. Tax laws require that all proceeds be distributed to
                      the beneficiary(ies) at the death of the non-spouse
                      owner or non-spouse joint owner, whichever occurs
                      first.
                   4. All payments and values based on the fixed account are
                      subject to a market value adjustment formula which may result in an increase or decrease of the amounts payable.
                   5. The annuity value may increase or decrease depending on the contract's investment experience.
                   6. No minimum cash value is guaranteed.
                   7. The variable annuity applied for is not unsuitable for
                      my insurance investment objectives, financial situation and needs.
                 The undersigned represent that all statements set forth in this application are full, complete, and true as written and correctly recorded, to the best of our knowledge. If GNA or its Variable Annuity administrator makes a change in the
                 space designated Home Office Endorsements in order to correct an apparent error or omission on this application, the
                 participant will approve all such changes by acceptance of the certificate.
                 RECEIPT OF PROSPECTUS IS HEREBY ACKNOWLEDGED.
                 WILL THIS ANNUITY REPLACE OR CHANGE ANY EXISTING LIFE
                 INSURANCE OR ANNUITY CONTRACT?
                 [_] NO [_] YES (if yes, include required replacement forms and list all existing policies.)
-------------------------------------------------------------------------------
PARTICIPANT
SIGNATURE        Signed at ________________________ on ________________________
                               City, State                     Date
                 X                               X
                 --------------------------------------------------------------
                   Participant Signature           Joint Participant Signature
                 X                               X
                 --------------------------------------------------------------
                   Annuitant Signature             Annuitant Signature
                 (if other than Participant)     (if applicable)
-------------------------------------------------------------------------------
AGENT            WILL THIS ANNUITY REPLACE OR CHANGE ANY EXISTING LIFE
INFORMATION      INSURANCE OR ANNUITY CONTRACT? [_] NO [_] YES
                ---------------------------------------------------------------
                 Agent Signature         Agent #    Name Printed     Customer #

                ---------------------------------------------------------------
                 Account #  Company/Institution Name  Branch Name/Number  Issue
                                                                          State

                ---------------------------------------------------------------
                 Agent Address              City      State  Zip   Phone
                                                                   (  )
-------------------------------------------------------------------------------
                                                                        A00033D
                                                                          12/94

                                                                         A00033C
                                                                        11/22/95

                       POWER PORTFOLIO VARIABLE ANNUITY


                      STATEMENT OF ADDITIONAL INFORMATION



                        GNA Variable Investment Account

                                      of

                  GREAT NORTHERN INSURED ANNUITY CORPORATION

                      GROUP DEFERRED VARIABLE ANNUITY AND
                     MODIFIED GUARANTEED ANNUITY CONTRACT

     This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing Great Northern Insured Annuity Corporation ("GNA") at its Variable Annuity Service Center, 300 Berwyn Park, Berwyn, PA 19312-0031 or by telephoning 1-800-455-0870.

     The date of this Statement of Additional Information is November 22, 1995.


                  Great Northern Insured Annuity Corporation
                         Two Union Square, Suite 5600
                            Seattle, WA 98101-2336
                                (206) 625-1755

                      STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS


                              Page
                              ----
Performance Data...........    2

Services...................    3
   Servicing Agent.........    3
   Principal Underwriter...    3


Financial Statements.......    3


                               PERFORMANCE DATA

     Each of the Variable Sub-accounts may in its advertising and sales materials quote total return figures. The Variable Sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the period since the Variable Sub-account first became available for investment. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. In calculating standardized return figures, all recurring charges are reflected, the asset charges are reflected in changes in unit values and the $40 certificate maintenance charge is translated to a 0.12% annual asset charge based on an estimated average Certificate Value of $25,000, with the additional assumption that the charge is waived on 25% of all Certificates due to the waiver in place for Certificates with a Certificate Value of $40,000 or greater. This estimate is based on sales information from other types of annuities sold by GNA. Standardized total return figures will be quoted assuming redemption at the end of the period. Such figures may be accompanied by non-standardized total return figures that are calculated on the same basis as the standardized returns except that the calculations (i) assume no redemption at the end of the period and (ii) do not reflect imposition of the $40 certificate maintenance charge inasmuch as the impact of such charge varies by Certificate size. GNA believes such non-standardized figures are useful to Participants who wish to assess the performance of an ongoing Certificate of the size that is meaningful to the individual owner.

                                   SERVICES

Servicing Agent

     Delaware Valley Financial Services ("DVFS") provides to GNA a computerized data processing recordkeeping system for variable annuity administration. DVFS provides various daily, semimonthly, monthly, semiannual and annual reports including: daily updates on accumulation unit values, Participant transactions and agent production and commissions; semimonthly commission statements; monthly summaries of agent production and daily transaction reports; semiannual statements for Participants and annual Participant tax reports. DVFS receives compensation for its services based primarily on percentages of purchase payments received and monthly account balances.

Principal Underwriter

     GNA Distributors, Inc., a wholly-owned subsidiary of GNA Corporation, serves as principal underwriter of the Contracts and Certificates. Contracts and Certificates are offered on a continuous basis.

                             FINANCIAL STATEMENTS

     The financial statements of GNA which are included in the Prospectus should be considered only as bearing on the ability of GNA to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. No Financial Statements for the Separate Account are included herein because the Separate Account did not commence operations until January 1995.